EXHIBIT 99.1


-------------------------- --------------------------------- -------------------
Morgan Stanley                                                September 29, 2004
Securitized Products Group        [MORGAN STANLEY LOGO]

-------------------------- --------------------------------- -------------------


                             Computational Materials


                                  $693,855,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE8


                       Mortgage Pass-Through Certificates



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1
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Morgan Stanley                                                September 29, 2004
Securitized Products Group        [MORGAN STANLEY LOGO]

-------------------------- --------------------------------- -------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any
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would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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Morgan Stanley                                                September 29, 2004
Securitized Products Group        [MORGAN STANLEY LOGO]

-------------------------- --------------------------------- -------------------



                           Approximately $693,855,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE8

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- -------------- ---------------- ----------------------- -------------- ------------ ------------------------------
                                                                                 Modified
                                                                  Avg Life to    Duration
Offered                                     Expected Ratings        Call /       To Call /     Payment Window To Call /
Classes   Description     Balance(4)      (S&P/Fitch/Moody's)      Mty(1)(2)    Mty(1)(2)(3)           Mty(1)(2)
======== ============== ================ ======================= ============== ============ ==============================
  A-1     Not Offered       556,789,000       AAA/AAA/Aaa        2.70 / 2.92              *****Not Offered*****
  A-2     Not Offered       101,498,000       AAA/AAA/Aaa        2.68 / 2.90              *****Not Offered*****
  A-3       Floater          25,375,000       AAA/AAA/Aaa        2.68 / 2.90    2.55 / 2.72  11/04 - 09/12 / 11/04 - 07/21
  A-4       Floater         175,000,000       AAA/AAA/Aaa        2.73 / 2.98    2.60 / 2.80  11/04 - 09/12 / 11/04 - 04/22
  A-5     Not Offered       148,500,000       AAA/AAA/Aaa        0.97 / 0.97              *****Not Offered*****
  A-6       Floater          76,500,000       AAA/AAA/Aaa        3.00 / 3.00    2.91 / 2.91  10/06 - 05/09 / 10/06 - 05/09
  A-7       Floater          60,350,000       AAA/AAA/Aaa        6.72 / 7.90    6.21 / 7.14  05/09 - 09/12 / 05/09 - 04/22
  M-1       Floater          39,810,000       AA+/AA+/Aa1        5.29 / 5.85    4.94 / 5.38  02/08 - 09/12 / 02/08 - 02/19
  M-2       Floater          41,207,000        AA/AA/Aa2         5.27 / 5.81    4.92 / 5.34  01/08 - 09/12 / 01/08 - 08/18
  M-3       Floater          23,746,000       AA-/AA-/Aa3        5.27 / 5.78    4.90 / 5.31  12/07 - 09/12 / 12/07 - 11/17
  M-4       Floater          20,953,000         A+/A+/A1         5.25 / 5.74    4.83 / 5.21  12/07 - 09/12 / 12/07 - 06/17
  M-5       Floater          19,556,000          A/A/A2          5.25 / 5.72    4.82 / 5.17  12/07 - 09/12 / 12/07 - 12/16
  M-6       Floater          18,857,000         A-/A-/A3         5.25 / 5.68    4.79 / 5.11  12/07 - 09/12 / 12/07 - 05/16
  B-1       Floater          16,065,000      BBB+/BBB+/Baa1      5.24 / 5.62    4.71 / 4.98  11/07 - 09/12 / 11/07 - 10/15
  B-2       Floater          13,968,000       BBB/BBB/Baa2       5.24 / 5.55    4.69 / 4.91  11/07 - 09/12 / 11/07 - 02/15
  B-3       Floater          13,968,000      BBB-/BBB-/Baa3      5.24 / 5.45    4.48 / 4.62  11/07 - 09/12 / 11/07 - 06/14
-------- -------------- ---------------- ----------------------- -------------- ------------ ------------------------------
-------- ----------------- ---------------

             Initial
Offered   Subordination
Classes      Level(5)        Benchmark
======== ================= ===============
  A-1         18.10%        1 Mo. LIBOR
  A-2         18.10%        1 Mo. LIBOR
  A-3         18.10%        1 Mo. LIBOR
  A-4         18.10%        1 Mo. LIBOR
  A-5         18.10%        1 Mo. LIBOR
  A-6         18.10%        1 Mo. LIBOR
  A-7         18.10%        1 Mo. LIBOR
  M-1         15.25%        1 Mo. LIBOR
  M-2         12.30%        1 Mo. LIBOR
  M-3         10.60%        1 Mo. LIBOR
  M-4         9.10%         1 Mo. LIBOR
  M-5         7.70%         1 Mo. LIBOR
  M-6         6.35%         1 Mo. LIBOR
  B-1         5.20%         1 Mo. LIBOR
  B-2         4.20%         1 Mo. LIBOR
  B-3         3.20%         1 Mo. LIBOR
-------- ----------------- ---------------


Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed. See details below.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 5%.
            (5)   Subordination levels to be finalized.

       Issuer:                    Morgan Stanley ABS Capital I Inc. Trust 2004-HE8.

       Depositor:                 Morgan Stanley ABS Capital I Inc.

       Originators:               Aames Capital Corporation and NC Capital Corporation.

       Servicer:                  Chase Manhattan Mortgage Corporation and Countrywide Home Loans Inc.

       Trustee:                   Deutsche Bank National Trust Company.

       Managers:                  Morgan Stanley (lead manager), Countrywide Securities Corp. and Utendahl Capital
                                  Partners, L.P.

       Rating Agencies:           Standard & Poor's, Fitch Ratings and Moody's Investors Service.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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
       Offered Certificates:      Class A-3, A-4, A-5, A-6, A-7, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                  Certificates.

       Group I Class A            Class A-1 Certificates.
       Certificates:

       Group II Class A           Class A-2 and Class A-3 Certificates.
       Certificates:

       Group III Class A          Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.
       Certificates:

       Group III Class A          Class A-5, Class A-6 and Class A-7 Certificates.
       Sequential Certificates:

       Expected Closing Date:     October 28, 2004 through DTC and Euroclear or Clearstream.  The Certificates will be sold without accrued interest.

       Distribution Dates:        The 25th of each month, or if such day is not a business day, on the next business day, beginning November 25, 2004.

       Final Scheduled
       Distribution Date:         The Distribution Date occurring in September 2034.

       Due Period:                For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

       Interest Accrual Period:   The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution
                                  Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

       Mortgage Loans:            The Trust will consist of three groups of adjustable and fixed rate sub-prime residential mortgage loans.

       Group I Mortgage Loans:    Approximately $679.8 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

       Group II Mortgage Loans:   Approximately $154.9 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

       Group III Mortgage Loans:  Approximately $562.1 million of Mortgage Loans that have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

       Pricing Prepayment Speed:  o Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                                  o ARM Mortgage Loans: CPR of 25%

       Credit Enhancement:        The Offered Certificates are credit enhanced by:
                                  1) Net monthly excess cashflow from the Mortgage Loans,

                                  2) 3.20% overcollateralization (funded upfront).  On and after the Step-down
                                     Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.40% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                                  3) Subordination of distributions on the more subordinate classes of certificates
                                     (if applicable) to the required distributions on the more senior classes of certificates.

       Senior Enhancement         For any Distribution Date, the percentage obtained by dividing (x) the aggregate
       Percentage:                Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                  Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4
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
       Step-down Date:            The later to occur of:
                                  (x) The earlier of:
                                      (a) The Distribution Date occurring in November 2007; and
                                      (b) The Distribution Date on which the aggregate balance of the Class A
                                          Certificates is reduced to zero; and
                                  (y) The first Distribution Date on which the Senior Enhancement Percentage
                                      (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable
                                      Distribution Date) is greater than or equal to approximately 36.20%.

       Trigger Event:             Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

       Delinquency Trigger        A Delinquency Trigger Event is in effect on any Distribution Date if on that
       Event:                     Distribution Date the 60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

       Cumulative Loss Trigger    A Cumulative Loss Trigger Event is in effect on any Distribution Date if the
       Event:                     aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated
                                  Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                  Months 37- 48                     [3.00] for the first month, plus an additional
                                                                    1/12th of [1.50] for each month thereafter (e.g., [3.750]
                                                                    in Month 43)
                                  Months 49- 60                     [4.50] for the first month, plus an additional
                                                                    1/12th of [1.25] for each month thereafter (e.g., [5.125]
                                                                    in Month 55)
                                  Months 61- 72                     [5.75] for the first month, plus an additional
                                                                    1/12th of [0.75] for each month thereafter (e.g., [6.125]
                                                                    in Month 67)
                                  Months 73- thereafter             [6.50]



       Group II Sequential        A Group II  Sequential  Trigger  Event is in  effect  on any  Distribution  Date if,
       Trigger Event:             before the 37th Distribution  Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds [3.00]%, or if, on or after the 37th Distribution Date, a
                                  Trigger Event is in effect.

       Initial Subordination      Class A:            18.10%
       Percentage:                Class M-1:          15.25%
                                  Class M-2:          12.30%
                                  Class M-3:          10.60%
                                  Class M-4:           9.10%
                                  Class M-5:           7.70%
                                  Class M-6:           6.35%
                                  Class B-1:           5.20%
                                  Class B-2:           4.20%
                                  Class B-3:           3.20%


       Optional Clean-up Call:    When the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                                  Loans as of the cut-off date.

       Step-up Coupons:           For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

       Class A-1 Pass-Through     The Class A-1 Certificates will accrue interest at a variable rate equal to the least
       Rate:                       of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class A-2 and A-3          The Class A-2 and A-3 Certificates will accrue interest at a variable rate equal to
       Pass-Through Rate:         the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II
                                  Cap and (iii) the WAC Cap.

       Class A-4, A-5, A-6 and    The Class A-4, A-5, A-6 and A-7 Certificates will accrue interest at a variable
       A-7 Pass-Through Rate:     rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                                  Loan Group III Cap and (iii) the WAC Cap.

       Class M-1 Pass-Through     The Class M-1 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class M-2 Pass-Through     The Class M-2 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class M-3 Pass-Through     The Class M-3 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class M-4 Pass-Through     The Class M-4 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class M-5 Pass-Through     The Class M-5 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class M-6 Pass-Through     The Class M-6 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class B-1 Pass-Through     The Class B-1 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class B-2 Pass-Through     The Class B-2 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       Class B-3 Pass-Through     The Class B-3 Certificates will accrue interest at a variable rate equal to the
       Rate:                      lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

       WAC Cap:                   For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                                  Accrual Period.

       Loan Group I Cap:          For any distribution date, the weighted average of the mortgage rates for each group
                                  I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

       Loan Group II Cap:         For any distribution date, the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate)
                                  then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

       Loan Group III Cap:        For any distribution date, the weighted average of the mortgage rates for each group
                                  III mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class A-1 Basis Risk       As to any Distribution Date, the supplemental interest amount for the Class A-1
       Carry Forward Amount:      Certificates will equal the sum of:

                                 (i)        The excess, if any, of interest that would otherwise be due on such
                                            Certificates at the Class A-1 Pass-Through Rate (without regard to the
                                            Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                                 (ii)       Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                                 (iii)      Interest on the amount in clause (ii) at the related Class A-1
                                            Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

       Class A-2 and A-3 Basis    As to any Distribution Date, the supplemental interest amount for each of the Class
       Risk Carry Forward         A-2 and A-3 Certificates will equal the sum of:
       Amount:

                                 (i)        The excess, if any, of interest that would otherwise be due on such
                                            Certificates at the Class A-2 and A-3 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such
                                            Certificates at a rate equal to the lesser of the Loan Group II Cap or
                                            WAC Cap;
                                 (ii)       Any Class A-2 and A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                                 (iii)      Interest on the amount in clause (ii) at the related Class A-2 and A-3
                                            Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

       Class A-4, A-5, A-6 and    As to any Distribution Date, the supplemental interest amount for each of the Class
       A-7 Basis Risk Carry       A-4, A-5, A-6 and A-7 Certificates will equal the sum of:
       Forward Amount:
                                 (i)        The excess, if any, of interest that would otherwise be due on such
                                            Certificates at the Class A-4, A-5, A-6 and A-7 Pass-Through Rates
                                            (without regard to the Loan Group III Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group III
                                            Cap or WAC Cap;
                                 (ii)       Any Class A-4, A-5, A-6 and A-7 Basis Risk Carry Forward Amount
                                            remaining unpaid from prior Distribution Dates; and
                                 (iii)      Interest on the amount in clause (ii) at the related Class A-4, A-5,
                                            A-6 and A-7 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).

       Class M-1, M-2, M-3,       As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2,
       M-4, M-5, M-6, B-1, B-2    M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates will equal the sum of:
       and B-3 Basis Risk Carry
       Forward Amounts:

                                 (i)        The excess, if any, of interest that would otherwise be due on such
                                            Certificates at such Certificates' applicable Pass-Through Rate
                                            (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                                 (ii)       Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                                 (iii)      Interest on the amount in clause (ii) at the Certificates' applicable
                                            Pass-Through Rate (without regard to the WAC Cap).


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Interest Distributions     On each Distribution Date and after payments of servicing and trustee fees and on
       Offered Certificates:      other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:

                                 (i)        The portion of the Interest Remittance Amount attributable to the Group
                                            I Mortgage Loans will be allocated according to the related Accrued
                                            Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates, second, pro rata to the Group II Class A Certificates and the Group III Class A
                                            Certificates;

                                 (ii)       The portion of the Interest Remittance Amount attributable to the Group
                                            II Mortgage Loans will be allocated according to the related Accrued
                                            Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis, to the Group II Class
                                            A Certificates and second, pro rata to the Class A-1 Certificates and the Group III Class A Certificates;

                                 (iii)      The portion of the Interest Remittance Amount attributable to the Group
                                            III Mortgage Loans will be allocated according to the related Accrued
                                            Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis to the Group III Class
                                            A Certificates and second, pro rata to the Class A-1 Certificates and
                                            Group II Class A Certificates;

                                 (iv)       To the Class M-1 Certificates, its Accrued Certificate Interest;

                                 (v)        To the Class M-2 Certificates, its Accrued Certificate Interest;

                                 (vi)       To the Class M-3 Certificates, its Accrued Certificate Interest;

                                 (vii)      To the Class M-4 Certificates, its Accrued Certificate Interest;

                                 (viii)     To the Class M-5 Certificates, its Accrued Certificate Interest;

                                 (ix)       To the Class M-6 Certificates, its Accrued Certificate Interest;

                                 (x)        To the Class B-1 Certificates, its Accrued Certificate Interest;

                                 (xi)       To the Class B-2 Certificates, its Accrued Certificate Interest, and

                                 (xii)      To the Class B-3 Certificates, its Accrued Certificate Interest.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------


       Principal Distributions    On each Distribution Date (a) prior to theStepdown Date or (b) on which a Trigger Event is
       on Offered Certificates:   in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)        to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                 (ii)       to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iii)      to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iv)       to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (v)        to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vi)       to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vii)      to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (viii)     to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (ix)       to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
                                 (x)        to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                  On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                  Trigger Event is not in effect, the principal distributions from the Principal
                                  Distribution Amount will be allocated as follows:
                                 (i)        to the Class A Certificates, the lesser of the Principal Distribution
                                            Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate
                                            Principal Balances thereof have been reduced to zero;
                                 (ii)       to the Class M-1 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-1 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iii)      to the Class M-2 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-2 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iv)       to the Class M-3 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-3 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (v)        to the Class M-4 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-4 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vi)       to the Class M-5 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-5 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vii)      to the Class M-6 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class M-6 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (viii)     to the Class B-1 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class B-1 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero;
                                 (ix)       to the Class B-2 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class B-2 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero; and
                                 (x)        to the Class B-3 Certificates, the lesser of the remaining Principal
                                            Distribution Amount and the Class B-3 Principal Distribution Amount,
                                            until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class A Principal          Except as described below, the Group III Class A Sequential Certificates will
       Allocation:                receive principal sequentially; the Class A-6 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-5
                                  Certificates has been reduced to zero, and the Class A-7 Certificates will not receive principal distributions until the Certificate Principal Balance of the
                                  Class A-6 Certificates has been reduced to zero.

                                  All principal distributions to the holders of the Class A Certificates on any
                                  Distribution Date will be allocated concurrently among the Class A-1
                                  Certificates, the Group II Class A Certificates and the Group III Class A
                                  Certificates based on the Class A Principal Allocation Percentage for the Class
                                  A-1 Certificates, Group II Class A Certificates and the Group III Class A
                                  Certificates, as applicable.

                                  However, if the Class Certificate Balances of the Class A Certificates in any
                                  Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that
                                  Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed pro rata to the holders of the Class A certificates in the other Class A Certificate Groups remaining outstanding, based on their remaining class certificate balances and in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Group II Class A
                                  Certificates will be made first from payments relating to the Group II Mortgage
                                  Loans and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans.

                                  Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata among the Class A-2 and Class A-3
                                  Certificates, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Group II Class A Certificates will be allocated first to the Class A-2 Certificates, until their Class Certificate
                                  Balance has been reduced to zero, and then to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero.

                                  Any principal distributions allocated to the Group III Class A Certificates are required to be distributed pro rata among the Class A-4 Certificates and the
                                  Group III Class A Sequential Certificates. Principal distributions to the Group
                                  III Class A Sequential Certificates will be allocated first to the Class A-5
                                  Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-6 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-7 Certificates, until their Class
                                  Certificate Balance has been reduced to zero..

                                  Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed pro rata between the Class
                                  A-4, Class A-5, Class A-6 and Class A-7 Certificates.

       Class A-3 Interest Rate    Beginning on the first Distribution Date, and for a period of 31 months thereafter,
       Cap:                       an Interest Rate Cap will be entered into by the Trust for the benefit of the Class
                                  A-3 Certificates.

                                  For its duration, the Class A-3 Interest Rate Cap pays the Trust the product of
                                  (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the
                                  Class A-3 Interest Rate Cap Notional Balance ("the Class A-3 Interest Rate Cap
                                  Payment") as described on the schedule herein.

       Class A-3 Interest Rate    The Class A-3 Interest Rate Cap Payment shall be available to pay any Basis Risk
       Cap Payment Allocation:    Carry Forward Amount due to the Class A-3 Certificates.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Group III Class A          Beginning on the first Distribution Date, and for a period of 31 months thereafter,
       Interest Rate Cap:         an Interest Rate Cap will be entered into by the Trust for the benefit of the Group
                                  III Class A Certificates.

                                  For its duration, the Group III Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                  and (ii) the Group III Class A Interest Rate Cap Notional Balance ("the Group III
                                  Class A Interest Rate Cap Payment") as described on the schedule herein.

       Group III Class A          The Group III Class A Interest Rate Cap Payment shall be available to pay any Basis
       Interest Rate Cap          Risk Carry Forward Amount due to the Group III Class A Certificates on a pro rata
       Payment Allocation:        basis.

       Class M Interest Rate      Beginning on the first Distribution Date, and for a period of 38 months thereafter,
       Cap:                       an Interest Rate Cap will be pledged to the Trust for the benefit of the Class M
                                  Certificates.

                                  For its duration, the Class M Interest Rate Cap pays the Trust the product of (i)
                                  the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class
                                  M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as
                                  described on the schedule herein.

       Class M Interest Rate      The Class M Interest Rate Cap Payment shall be available to pay any Basis Risk
       Cap Payment Allocation:    Carry Forward Amount due to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                  M-5 and Class M-6 Certificates on a pro rata basis.

       Class B Interest Rate      Beginning on the first Distribution Date, and for a period of 38 months thereafter,
       Cap:                       an Interest Rate Cap will be pledged to the Trust for the benefit of the Class B
                                  Certificates.

                                  For its duration, the Class B Interest Rate Cap pays the Trust the product of (i)
                                  the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class
                                  B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as
                                  described on the schedule herein.

       Class B Interest Rate      The Class B Interest Rate Cap Payment shall be available to pay any Basis Risk
       Cap Payment Allocation:    Carry Forward Amount due to the Class B-1, Class B-2 and Class B-3 Certificates on
                                  a pro rata basis.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Allocation of Net          For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
       Monthly Excess Cashflow:
                                 (i)        to the Class M-1 Certificates, the unpaid interest shortfall amount;
                                 (ii)       to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (iii)      to the Class M-2 Certificates, the unpaid interest shortfall amount;
                                 (iv)       to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;
                                 (v)        to the Class M-3 Certificates, the unpaid interest shortfall amount;
                                 (vi)       to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;
                                 (vii)      to the Class M-4 Certificates, the unpaid interest shortfall amount;
                                 (viii)     to the Class M-4 Certificates, the allocated unreimbursed realized loss amount;
                                 (ix)       to the Class M-5 Certificates, the unpaid interest shortfall amount;
                                 (x)        to the Class M-5 Certificates, the allocated unreimbursed realized loss amount;
                                 (xi)       to the Class M-6 Certificates, the unpaid interest shortfall amount;
                                 (xii)      to the Class M-6 Certificates, the allocated unreimbursed realized loss amount;

                                 (xiii)     to the Class B-1 Certificates, the unpaid interest shortfall amount;
                                 (xiv)      to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;
                                 (xv)       to the Class B-2 Certificates, the unpaid interest shortfall amount;
                                 (xvi)      to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;
                                 (xvii)     to the Class B-3 Certificates, the unpaid interest shortfall amount;
                                 (xviii)    to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;
                                 (xix)      concurrently, any unpaid Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any unpaid Group II Class A Basis Risk
                                            Carry Forward Amount to the Group II Class A Certificates and any
                                            unpaid Group III Class A Basis Risk Carry Forward Amount to the Group
                                            III Class A Certificates; and
                                 (xx)       sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                            Certificates, in such order, any unpaid Basis Risk Carry Forward Amount for such classes.


       Interest Remittance        For any Distribution Date, the portion of available funds for such Distribution
       Amount:                    Date attributable to interest received or advanced on the Mortgage Loans.

       Accrued Certificate        For any Distribution Date and each class of Offered Certificates, equals the amount
       Interest:                  of interest accrued during the related interest accrual period at the related
                                  Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

       Principal Distribution     On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount
       Amount:                    and (ii) the Extra Principal Distribution Amount.

       Basic Principal            On any Distribution Date, the excess of (i) the aggregate principal remittance
       Distribution Amount:       amount over (ii) the Excess Subordinated Amount, if any.

       Net Monthly Excess         For any Distribution Date is the amount of funds available for distribution on such
       Cashflow:                  Distribution Date remaining after making all distributions of interest and principal on the certificates.

       Extra Principal            For any Distribution Date, the lesser of (i) the excess of (x) interest collected
       Distribution Amount:       or advanced with respect to the Mortgage Loans with due dates in the related Due
                                  Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

       Excess Subordinated        For any Distribution Date, means the excess, if any, of the overcollateralization
       Amount:                    over the required overcollateralization for such Distribution Date.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class A Principal          For any Distribution Date, the percentage equivalent of a fraction, determined as
       Allocation Percentage:     follows:  (i) in the case of the Class A-1 Certificates the numerator of which is
                                  (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage
                                  Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date, (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (iii) in the case of the Group
                                  III Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution
                                  Date.

       Class A Principal          For any Distribution Date, an amount equal to the excess of (x) the aggregate
       Distribution Amount:       Certificate Principal Balance of the Class A Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                  63.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                  Period over $6,984,207.

       Class M-1 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates immediately prior to such Distribution Date over (y) the lesser of
                                  (A) the product of (i) approximately 69.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                  (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.

       Class M-2 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date) and (iii) the Certificate
                                  Principal Balance of the Class M-2 Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                  75.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                  Period over $6,984,207.

       Class M-3 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv)
                                  the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                  approximately 78.80% and (ii) the aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class M-4 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                                  Certificates immediately prior to such Distribution Date over (y) the lesser of
                                  (A) the product of (i) approximately 81.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                  (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.

       Class M-5 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date), (v) the Certificate Principal Balance of the Class M-4
                                  Certificates (after taking into account the payment of the Class M-4 Principal
                                  Distribution Amount on such Distribution Date) and (vi) the Certificate Principal
                                  Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over
                                  $6,984,207.

       Class M-6 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date), (v) the Certificate Principal Balance of the Class M-4
                                  Certificates (after taking into account the payment of the Class M-4 Principal
                                  Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                                  Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii)
                                  the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                  approximately 87.30% and (ii) the aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class B-1 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date), (v) the Certificate Principal Balance of the Class M-4
                                  Certificates (after taking into account the payment of the Class M-4 Principal
                                  Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                                  Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the
                                  Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such
                                  Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                                  Certificates immediately prior to such Distribution Date over (y) the lesser of
                                  (A) the product of (i) approximately 89.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                  (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.

       Class B-2 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date), (v) the Certificate Principal Balance of the Class M-4
                                  Certificates (after taking into account the payment of the Class M-4 Principal
                                  Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                                  Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the
                                  Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such
                                  Distribution Date), (viii) the Certificate Principal Balance of the Class B-1
                                  Certificates (after taking into account the payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution Date) and (ix) the Certificate Principal
                                  Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over
                                  $6,984,207.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

       Class B-3 Principal        For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the
       Distribution Amount:       aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                                  Distribution Date), (ii) the Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the
                                  Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                                  Distribution Date), (v) the Certificate Principal Balance of the Class M-4
                                  Certificates (after taking into account the payment of the Class M-4 Principal
                                  Distribution Amount on such Distribution Date), (vi) the Certificate Principal
                                  Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the
                                  Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such
                                  Distribution Date), (viii) the Certificate Principal Balance of the Class B-1
                                  Certificates (after taking into account the payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution Date), (ix) the Certificate Principal
                                  Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x)
                                  the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                  approximately 93.60% and (ii) the aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,984,207.

       Trust Tax Status:          REMIC.

       ERISA Eligibility:         Subject to the considerations in the Prospectus, all Offered Certificates are ERISA
                                  eligible.

       SMMEA Eligibility:         It is anticipated that the Class A-2, Class A-3, Class A-4, Class A-5, Class
                                  A-6 and Class A-7 Certificates will be SMMEA eligible.

       Prospectus:                The Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                                  Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                                  Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                  SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                  CERTIFICATES.


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                           5.31          4.50         3.62          2.68          2.04          1.55          1.18
       First Payment Date         11/25/2004    11/25/2004   11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                       1 - 183      1 - 157       1 - 127       1 - 95        1 - 75        1 - 60        1 - 50
----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                           5.37          4.56         3.68          2.73          2.09          1.60          1.23
       First Payment Date         11/25/2004    11/25/2004   11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                       1 - 183      1 - 157       1 - 127       1 - 95        1 - 75        1 - 60        1 - 50
----------------------------------------------------------------------------------------------------------------------------------
 A-5   WAL                           1.89          1.60         1.29          0.97          0.78          0.64          0.54
       First Payment Date         11/25/2004    11/25/2004   11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity    10/25/2008    3/25/2008     7/25/2007    10/25/2006     5/25/2006     2/25/2006    11/25/2005
       Window                       1 - 48        1 - 41       1 - 33        1 - 24        1 - 19        1 - 16        1 - 13
----------------------------------------------------------------------------------------------------------------------------------
 A-6   WAL                           6.06          5.11         4.10          3.00          2.20          1.79          1.50
       First Payment Date         10/25/2008    3/25/2008     7/25/2007    10/25/2006     5/25/2006     2/25/2006    11/25/2005
       Expected Final Maturity    11/25/2013    6/25/2012    12/25/2010     5/25/2009     9/25/2007     2/25/2007    10/25/2006
       Window                      48 - 109      41 - 92       33 - 74       24 - 55       19 - 35       16 - 28       13 - 24
----------------------------------------------------------------------------------------------------------------------------------
 A-7   WAL                           13.05        11.14         9.00          6.72          5.20          3.69          2.56
       First Payment Date         11/25/2013    6/25/2012    12/25/2010     5/25/2009     9/25/2007     2/25/2007    10/25/2006
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      109 - 183     92 - 157     74 - 127       55 - 95       35 - 75       28 - 60       24 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           10.17         8.64         6.97          5.29          4.60          4.57          4.16
       First Payment Date         10/25/2009    12/25/2008    2/25/2008     2/25/2008     6/25/2008    12/25/2008    12/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       40 - 95       44 - 75       50 - 60       50 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.17         8.64         6.97          5.27          4.49          4.26          4.16
       First Payment Date         10/25/2009    12/25/2008    2/25/2008     1/25/2008     4/25/2008     8/25/2008    12/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       39 - 95       42 - 75       46 - 60       50 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.17         8.64         6.97          5.27          4.43          4.09          4.14
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    12/25/2007     3/25/2008     6/25/2008    11/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       38 - 95       41 - 75       44 - 60       49 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                           10.17         8.64         6.97          5.25          4.40          4.01          3.98
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    12/25/2007     2/25/2008     5/25/2008     8/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       38 - 95       40 - 75       43 - 60       46 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                           10.17         8.64         6.97          5.25          4.38          3.94          3.83
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    12/25/2007     2/25/2008     3/25/2008     6/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       38 - 95       40 - 75       41 - 60       44 - 50
----------------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                           10.17         8.64         6.97          5.25          4.35          3.88          3.72
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    12/25/2007     1/25/2008     2/25/2008     4/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       38 - 95       39 - 75       40 - 60       42 - 50
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.17         8.64         6.97          5.24          4.34          3.84          3.63
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    11/25/2007    12/25/2007     2/25/2008     3/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       37 - 95       38 - 75       40 - 60       41 - 50
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.17         8.64         6.97          5.24          4.31          3.79          3.56
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    11/25/2007    12/25/2007     1/25/2008     2/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       37 - 95       38 - 75       39 - 60       40 - 50
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.17         8.64         6.97          5.24          4.31          3.77          3.51
       First Payment Date         10/25/2009    12/25/2008    2/25/2008    11/25/2007    12/25/2007    12/25/2007     1/25/2008
       Expected Final Maturity     1/25/2020    11/25/2017    5/25/2015     9/25/2012     1/25/2011    10/25/2009    12/25/2008
       Window                      60 - 183      50 - 157     40 - 127       37 - 95       38 - 75       38 - 60       39 - 50
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                           5.66          4.82          3.91          2.90          2.21          1.69          1.21
       First Payment Date         11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity    11/25/2031    12/25/2029     7/25/2026     7/25/2021    11/25/2017     4/25/2015     5/25/2013
       Window                       1 - 325       1 - 302       1 - 261       1 - 201       1 - 157       1 - 126       1 - 103
-----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                           5.74          4.91          3.99          2.98          2.29          1.76          1.29
       First Payment Date         11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity     2/25/2032     5/25/2030     2/25/2027     4/25/2022     9/25/2018     2/25/2016     3/25/2014
       Window                       1 - 328       1 - 307       1 - 268       1 - 210       1 - 167       1 - 136       1 - 113
-----------------------------------------------------------------------------------------------------------------------------------
 A-5   WAL                           1.89          1.60          1.29          0.97          0.78          0.64          0.54
       First Payment Date         11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004    11/25/2004
       Expected Final Maturity    10/25/2008     3/25/2008     7/25/2007    10/25/2006     5/25/2006     2/25/2006    11/25/2005
       Window                       1 - 48        1 - 41        1 - 33        1 - 24        1 - 19        1 - 16        1 - 13
-----------------------------------------------------------------------------------------------------------------------------------
 A-6   WAL                           6.06          5.11          4.10          3.00          2.20          1.79          1.50
       First Payment Date         10/25/2008     3/25/2008     7/25/2007    10/25/2006     5/25/2006     2/25/2006    11/25/2005
       Expected Final Maturity    11/25/2013     6/25/2012    12/25/2010     5/25/2009     9/25/2007     2/25/2007    10/25/2006
       Window                      48 - 109       41 - 92       33 - 74       24 - 55       19 - 35       16 - 28       13 - 24
-----------------------------------------------------------------------------------------------------------------------------------
 A-7   WAL                           14.80         12.80         10.50         7.90          6.13          4.49          2.85
       First Payment Date         11/25/2013     6/25/2012    12/25/2010     5/25/2009     9/25/2007     2/25/2007    10/25/2006
       Expected Final Maturity     2/25/2032     5/25/2030     2/25/2027     4/25/2022     9/25/2018     2/25/2016     3/25/2014
       Window                      109 - 328     92 - 307      74 - 268      55 - 210      35 - 167      28 - 136      24 - 113
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.04         9.46          7.69          5.85          5.03          4.93          6.18
       First Payment Date         10/25/2009    12/25/2008     2/25/2008     2/25/2008     6/25/2008    12/25/2008     1/25/2010
       Expected Final Maturity     6/25/2029     1/25/2027     7/25/2023     2/25/2019     2/25/2016    12/25/2013     6/25/2012
       Window                      60 - 296      50 - 267      40 - 225      40 - 172      44 - 136      50 - 110       63 - 92
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           11.01         9.43          7.66          5.81          4.91          4.61          4.94
       First Payment Date         10/25/2009    12/25/2008     2/25/2008     1/25/2008     4/25/2008     8/25/2008     2/25/2009
       Expected Final Maturity    10/25/2028     4/25/2026    11/25/2022     8/25/2018     9/25/2015     8/25/2013     2/25/2012
       Window                      60 - 288      50 - 258      40 - 217      39 - 166      42 - 131      46 - 106       52 - 88
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.99         9.40          7.64          5.78          4.83          4.43          4.46
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    12/25/2007     3/25/2008     6/25/2008    11/25/2008
       Expected Final Maturity    12/25/2027     6/25/2025     1/25/2022    11/25/2017     2/25/2015     3/25/2013     9/25/2011
       Window                      60 - 278      50 - 248      40 - 207      38 - 157      41 - 124      44 - 101       49 - 83
-----------------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                           10.96         9.37          7.61          5.74          4.78          4.33          4.24
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    12/25/2007     2/25/2008     5/25/2008     8/25/2008
       Expected Final Maturity     5/25/2027    10/25/2024     6/25/2021     6/25/2017    10/25/2014    11/25/2012     6/25/2011
       Window                      60 - 271      50 - 240      40 - 200      38 - 152      40 - 120       43 - 97       46 - 80
-----------------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                           10.92         9.33          7.57          5.72          4.74          4.24          4.08
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    12/25/2007     2/25/2008     3/25/2008     6/25/2008
       Expected Final Maturity     9/25/2026     2/25/2024    11/25/2020    12/25/2016     5/25/2014     7/25/2012     3/25/2011
       Window                      60 - 263      50 - 232      40 - 193      38 - 146      40 - 115       41 - 93       44 - 77
-----------------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                           10.86         9.28          7.52          5.68          4.67          4.16          3.94
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    12/25/2007     1/25/2008     2/25/2008     4/25/2008
       Expected Final Maturity    12/25/2025     5/25/2023     2/25/2020     5/25/2016    12/25/2013     3/25/2012    12/25/2010
       Window                      60 - 254      50 - 223      40 - 184      38 - 139      39 - 110       40 - 89       42 - 74
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.79         9.20          7.46          5.62          4.63          4.08          3.83
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    11/25/2007    12/25/2007     2/25/2008     3/25/2008
       Expected Final Maturity     1/25/2025     6/25/2022     5/25/2019    10/25/2015     6/25/2013    10/25/2011     8/25/2010
       Window                      60 - 243      50 - 212      40 - 175      37 - 132      38 - 104       40 - 84       41 - 70
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.68         9.11          7.38          5.55          4.55          4.00          3.72
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    11/25/2007    12/25/2007     1/25/2008     2/25/2008
       Expected Final Maturity     1/25/2024     7/25/2021     7/25/2018     2/25/2015    11/25/2012     5/25/2011     3/25/2010
       Window                      60 - 231      50 - 201      40 - 165      37 - 124       38 - 97       39 - 79       40 - 65
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.53         8.96          7.25          5.45          4.47          3.92          3.62
       First Payment Date         10/25/2009    12/25/2008     2/25/2008    11/25/2007    12/25/2007    12/25/2007     1/25/2008
       Expected Final Maturity    12/25/2022     6/25/2020     8/25/2017     6/25/2014     5/25/2012    12/25/2010    11/25/2009
       Window                      60 - 218      50 - 188      40 - 154      37 - 116       38 - 91       38 - 74       39 - 61
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                                         3.29                      2.57                       2.04
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    1 - 116                    1 - 92                     1 - 75
------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                                         3.29                      2.58                       2.04
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    1 - 116                    1 - 92                     1 - 75
------------------------------------------------------------------------------------------------------------------------
 A-5   WAL                                         1.12                      0.88                       0.72
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  3/25/2007                  9/25/2006                 5/25/2006
       Window                                     1 - 29                    1 - 23                     1 - 19
------------------------------------------------------------------------------------------------------------------------
 A-6   WAL                                         3.66                      2.80                       2.15
       First Payment Date                       3/25/2007                  9/25/2006                 5/25/2006
       Expected Final Maturity                  5/25/2010                  3/25/2009                 8/25/2007
       Window                                    29 - 67                    23 - 53                   19 - 34
------------------------------------------------------------------------------------------------------------------------
 A-7   WAL                                         8.17                      6.46                       5.17
       First Payment Date                       5/25/2010                  3/25/2009                 8/25/2007
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    67 - 116                   53 - 92                   34 - 75
------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                                         6.33                      5.16                       4.62
       First Payment Date                       11/25/2007                 3/25/2008                 7/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   41 - 92                   45 - 75
------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                                         6.33                      5.13                       4.51
       First Payment Date                       11/25/2007                 2/25/2008                 4/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   40 - 92                   42 - 75
------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                                         6.33                      5.11                       4.45
       First Payment Date                       11/25/2007                 1/25/2008                 3/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   39 - 92                   41 - 75
------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                                         6.33                      5.11                       4.42
       First Payment Date                       11/25/2007                 1/25/2008                 2/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   39 - 92                   40 - 75
------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                                         6.33                      5.09                       4.39
       First Payment Date                       11/25/2007                12/25/2007                 2/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   38 - 92                   40 - 75
------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                                         6.33                      5.09                       4.36
       First Payment Date                       11/25/2007                12/25/2007                 1/25/2008
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   38 - 92                   39 - 75
------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                                         6.33                      5.09                       4.35
       First Payment Date                       11/25/2007                12/25/2007                 12/25/2007
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   38 - 92                   38 - 75
------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                                         6.33                      5.08                       4.32
       First Payment Date                       11/25/2007                11/25/2007                 12/25/2007
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   37 - 92                   38 - 75
------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                                         6.33                      5.08                       4.32
       First Payment Date                       11/25/2007                11/25/2007                 12/25/2007
       Expected Final Maturity                  6/25/2014                  6/25/2012                 1/25/2011
       Window                                    37 - 116                   37 - 92                   38 - 75
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                                         3.57                      2.80                       2.23
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  8/25/2025                  9/25/2021                 10/25/2018
       Window                                    1 - 250                    1 - 203                   1 - 168
------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                                         3.57                      2.81                       2.24
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  9/25/2025                 11/25/2021                 11/25/2018
       Window                                    1 - 251                    1 - 205                   1 - 169
------------------------------------------------------------------------------------------------------------------------
 A-5   WAL                                         1.12                      0.88                       0.72
       First Payment Date                       11/25/2004                11/25/2004                 11/25/2004
       Expected Final Maturity                  3/25/2007                  9/25/2006                 5/25/2006
       Window                                     1 - 29                    1 - 23                     1 - 19
------------------------------------------------------------------------------------------------------------------------
 A-6   WAL                                         3.66                      2.80                       2.15
       First Payment Date                       3/25/2007                  9/25/2006                 5/25/2006
       Expected Final Maturity                  5/25/2010                  3/25/2009                 8/25/2007
       Window                                    29 - 67                    23 - 53                   19 - 34
------------------------------------------------------------------------------------------------------------------------
 A-7   WAL                                         9.51                      7.55                       6.07
       First Payment Date                       5/25/2010                  3/25/2009                 8/25/2007
       Expected Final Maturity                  9/25/2025                 11/25/2021                 11/25/2018
       Window                                    67 - 251                  53 - 205                   34 - 169
------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                                         7.01                      5.71                       5.07
       First Payment Date                       11/25/2007                 3/25/2008                 7/25/2008
       Expected Final Maturity                  2/25/2022                 10/25/2018                 4/25/2016
       Window                                    37 - 208                  41 - 168                   45 - 138
------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                                         6.98                      5.66                       4.95
       First Payment Date                       11/25/2007                 2/25/2008                 4/25/2008
       Expected Final Maturity                  7/25/2021                  3/25/2018                 11/25/2015
       Window                                    37 - 201                  40 - 161                   42 - 133
------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                                         6.96                      5.62                       4.87
       First Payment Date                       11/25/2007                 1/25/2008                 3/25/2008
       Expected Final Maturity                  9/25/2020                  7/25/2017                 4/25/2015
       Window                                    37 - 191                  39 - 153                   41 - 126
------------------------------------------------------------------------------------------------------------------------
 M-4   WAL                                         6.93                      5.59                       4.82
       First Payment Date                       11/25/2007                 1/25/2008                 2/25/2008
       Expected Final Maturity                  2/25/2020                  2/25/2017                 11/25/2014
       Window                                    37 - 184                  39 - 148                   40 - 121
------------------------------------------------------------------------------------------------------------------------
 M-5   WAL                                         6.90                      5.55                       4.76
       First Payment Date                       11/25/2007                12/25/2007                 2/25/2008
       Expected Final Maturity                  7/25/2019                  8/25/2016                 6/25/2014
       Window                                    37 - 177                  38 - 142                   40 - 116
------------------------------------------------------------------------------------------------------------------------
 M-6   WAL                                         6.85                      5.51                       4.71
       First Payment Date                       11/25/2007                12/25/2007                 1/25/2008
       Expected Final Maturity                  12/25/2018                 2/25/2016                 1/25/2014
       Window                                    37 - 170                  38 - 136                   39 - 111
------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                                         6.79                      5.46                       4.66
       First Payment Date                       11/25/2007                12/25/2007                 12/25/2007
       Expected Final Maturity                  3/25/2018                  6/25/2015                 7/25/2013
       Window                                    37 - 161                  38 - 128                   38 - 105
------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                                         6.71                      5.38                       4.58
       First Payment Date                       11/25/2007                11/25/2007                 12/25/2007
       Expected Final Maturity                  5/25/2017                 11/25/2014                 1/25/2013
       Window                                    37 - 151                  37 - 121                   38 - 99
------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                                         6.60                      5.28                       4.50
       First Payment Date                       11/25/2007                11/25/2007                 12/25/2007
       Expected Final Maturity                  7/25/2016                  2/25/2014                 6/25/2012
       Window                                    37 - 141                  37 - 112                   38 - 92
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        Period          A-3 Cap (%)       A-4 Cap (%)      A-5 Cap (%)       A-6 Cap (%)       A-7 Cap (%)
        ------          -----------       -----------      -----------       -----------       -----------
                        Actual/360        Actual/360       Actual/360        Actual/360        Actual/360
           0                --                --                --                --                --
           1             10.68             10.69             10.69             10.69             10.69
           2             10.20             10.22             10.22             10.22             10.22
           3              9.99             10.01             10.01             10.01             10.01
           4              9.99             10.01             10.01             10.01             10.01
           5             10.70             10.72             10.72             10.72             10.72
           6             10.01             10.02             10.02             10.02             10.02
           7             10.23             10.25             10.25             10.25             10.25
           8             10.02             10.04             10.04             10.04             10.04
           9             10.25             10.27             10.27             10.27             10.27
          10             10.04             10.05             10.05             10.05             10.05
          11             10.05             10.06             10.06             10.06             10.06
          12             10.28             10.30             10.30             10.30             10.30
          13             10.07             10.08             10.08             10.08             10.08
          14             10.20             10.22             10.22             10.22             10.22
          15              9.99             10.01             10.01             10.01             10.01
          16             10.01             10.02             10.02             10.02             10.02
          17             10.73             10.75             10.75             10.75             10.75
          18             10.03             10.04             10.04             10.04             10.04
          19             10.27             10.28             10.28             10.28             10.28
          20             10.06             10.07             10.07             10.07             10.07
          21             11.34             11.34             11.34             11.34             11.34
          22             10.00             10.00             10.00             10.00             10.00
          23             10.02             10.02             10.02             10.02             10.02
          24             10.31             10.31             10.31             10.31             10.31
          25             10.06             10.06                --             10.06             10.06
          26             10.36             10.36                --             10.36             10.36
          27             10.60             10.60                --             10.60             10.60
          28              9.99              9.99                --              9.99              9.99
          29             11.01             11.01                --             11.01             11.01
          30             10.04             10.05                --             10.05             10.05
          31             10.39             10.39                --             10.39             10.39
          32             10.11             10.11                --             10.11             10.11
          33             10.30             10.30                --             10.30             10.30
          34             10.53             10.37                --             10.37             10.37
          35             10.57             10.41                --             10.41             10.41
          36             10.97             10.80                --             10.80             10.80
          37             35.75             35.59                --             35.59             35.59
          38             13.91             13.75                --             13.75             13.75
          39             13.82             13.82                --             13.82             13.82
          40             14.35             14.06                --             14.06             14.06
          41             15.24             14.93                --             14.93             14.93
          42             14.23             13.94                --             13.94             13.94
          43             14.71             14.41                --             14.41             14.41
          44             14.23             13.94                --             13.94             13.94
          45             14.84             14.63                --             14.63             14.63
          46             14.79             14.42                --             14.42             14.42
          47             14.79             14.42                --             14.42             14.42


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        Period          A-3 Cap (%)       A-4 Cap (%)      A-5 Cap (%)       A-6 Cap (%)       A-7 Cap (%)
        ------          -----------       -----------      -----------       -----------       -----------
                        Actual/360        Actual/360       Actual/360        Actual/360        Actual/360
          48             15.28             14.90                --             14.90             14.90
          49             14.79             14.42                --             14.42             14.42
          50             15.28             14.90                --             14.90             14.90
          51             14.81             14.44                --             14.44             14.44
          52             14.83             14.48                --             14.48             14.48
          53             16.42             16.03                --             16.03             16.03
          54             14.83             14.48                --             14.48             14.48
          55             15.32             14.96                --             14.96             14.96
          56             14.83             14.48                --             14.48             14.48
          57             15.30             15.10                --                --             15.10
          58             14.81             14.64                --                --             14.64
          59             14.81             14.64                --                --             14.64
          60             15.31             15.13                --                --             15.13
          61             14.81             14.64                --                --             14.64
          62             15.31             15.13                --                --             15.13
          63             14.81             14.64                --                --             14.64
          64             14.81             14.64                --                --             14.64
          65             16.40             16.21                --                --             16.21
          66             14.81             14.64                --                --             14.64
          67             15.31             15.12                --                --             15.12
          68             14.81             14.64                --                --             14.64
          69             15.31             15.12                --                --             15.12
          70             14.81             14.64                --                --             14.64
          71             14.81             14.64                --                --             14.64
          72             15.31             15.12                --                --             15.12
          73             14.81             14.63                --                --             14.63
          74             15.31             15.12                --                --             15.12
          75             14.81             14.63                --                --             14.63
          76             14.81             14.63                --                --             14.63
          77             16.40             16.20                --                --             16.20
          78             14.81             14.63                --                --             14.63
          79             15.31             15.12                --                --             15.12
          80             14.81             14.63                --                --             14.63
          81             15.31             15.12                --                --             15.12
          82             14.81             14.63                --                --             14.63
          83             14.81             14.63                --                --             14.63
          84             15.31             15.12                --                --             15.12
          85             14.81             14.63                --                --             14.63
          86             15.31             15.12                --                --             15.12
          87             14.81             14.63                --                --             14.63
          88             14.81             14.63                --                --             14.63
          89             15.84             15.64                --                --             15.64
          90             14.82             14.63                --                --             14.63
          91             15.31             15.12                --                --             15.12
          92             14.82             14.64                --                --             14.64
          93             15.31             15.12                --                --             15.12
          94             14.82             14.64                --                --             14.64
          95             14.82             14.64                --                --             14.64


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        Period          A-3 Cap (%)       A-4 Cap (%)      A-5 Cap (%)       A-6 Cap (%)       A-7 Cap (%)
        ------          -----------       -----------      -----------       -----------       -----------
                        Actual/360        Actual/360       Actual/360        Actual/360        Actual/360

          96             15.31             15.12                --                --             15.12
          97             14.82             14.64                --                --             14.64
          98             15.31             15.13                --                --             15.13
          99             14.82             14.64                --                --             14.64
         100             14.82             14.64                --                --             14.64
         101             16.41             16.21                --                --             16.21
         102             14.82             14.64                --                --             14.64
         103             15.32             15.13                --                --             15.13
         104             14.82             14.64                --                --             14.64
         105             15.32             15.13                --                --             15.13
         106             14.83             14.64                --                --             14.64
         107             12.04             11.85                --                --             11.85
         108             12.43             12.24                --                --             12.24
         109             12.05             11.87                --                --             11.87
         110             12.48             12.29                --                --             12.29
         111             12.11             11.93                --                --             11.93
         112             12.14             11.96                --                --             11.96
         113             13.47             13.27                --                --             13.27
         114             12.20             12.02                --                --             12.02
         115             12.64             12.45                --                --             12.45
         116             12.27             12.08                --                --             12.08
         117             12.71             12.52                --                --             12.52
         118             12.34             12.15                --                --             12.15
         119             12.37             12.19                --                --             12.19
         120             12.82             12.63                --                --             12.63
         121             12.44             12.26                --                --             12.26
         122             12.90             12.71                --                --             12.71
         123             12.52             12.34                --                --             12.34
         124             12.56             12.38                --                --             12.38
         125             13.95             13.75                --                --             13.75
         126             12.65             12.46                --                --             12.46
         127             13.11             12.92                --                --             12.92
         128             12.74             12.55                --                --             12.55
         129             13.21             13.02                --                --             13.02
         130             12.83             12.64                --                --             12.64
         131             12.88             12.69                --                --             12.69
         132             13.36             13.17                --                --             13.17
         133             12.98             12.79                --                --             12.79
         134             13.46             13.28                --                --             13.28
         135             13.08             12.90                --                --             12.90
         136             13.14             12.96                --                --             12.96
         137             14.11             13.91                --                --             13.91
         138             13.25             13.07                --                --             13.07
         139             13.76             13.57                --                --             13.57
         140             13.37             13.19                --                --             13.19
         141             13.89             13.70                --                --             13.70
         142             13.50             13.32                --                --             13.32
         143             13.57             13.39                --                --             13.39


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        Period          A-3 Cap (%)       A-4 Cap (%)      A-5 Cap (%)       A-6 Cap (%)       A-7 Cap (%)
        ------          -----------       -----------      -----------       -----------       -----------
                        Actual/360        Actual/360       Actual/360        Actual/360        Actual/360

         144             14.09             13.90                --                --             13.90
         145             13.71             13.52                --                --             13.52
         146             14.24             14.05                --                --             14.05
         147             13.85             13.67                --                --             13.67
         148             13.93             13.75                --                --             13.75
         149             15.51             15.31                --                --             15.31
         150             14.08             13.90                --                --             13.90
         151             14.64             14.45                --                --             14.45
         152             14.25             14.07                --                --             14.07
         153             14.81             14.63                --                --             14.63
         154             14.42             14.25                --                --             14.25
         155             14.52             14.34                --                --             14.34
         156             15.10             14.91                --                --             14.91
         157             14.70             14.53                --                --             14.53
         158             15.30             15.11                --                --             15.11
         159             14.90             14.73                --                --             14.73
         160             15.01             14.83                --                --             14.83
         161             16.73             16.54                --                --             16.54
         162             15.22             15.05                --                --             15.05
         163             15.85             15.66                --                --             15.66
         164             15.45             15.27                --                --             15.27
         165             16.09             15.91                --                --             15.91
         166             15.69             15.52                --                --             15.52
         167             15.82             15.64                --                --             15.64
         168             16.48             16.30                --                --             16.30
         169             16.08             15.90                --                --             15.90
         170             16.75             16.57                --                --             16.57
         171             16.35             16.18                --                --             16.18
         172             16.49             16.32                --                --             16.32
         173             18.42             18.23                --                --             18.23
         174             16.79             16.62                --                --             16.62
         175             17.51             17.33                --                --             17.33
         176             17.11             16.94                --                --             16.94
         177             17.94             17.76                --                --             17.76
         178             17.63             17.46                --                --             17.46
         179             17.92             17.75                --                --             17.75
         180             18.83             18.65                --                --             18.65
         181             18.55             18.38                --                --             18.38
         182             19.52             19.34                --                --             19.34
         183             19.26             19.09                --                --             19.09
         184             19.65             19.48                --                --             19.48
         185             21.45             21.27                --                --             21.27
         186             20.52             20.35                --                --             20.35
         187             21.71             21.53                --                --             21.53
         188             21.53             21.36                --                --             21.36
         189             22.83             22.65                --                --             22.65
         190             22.70             22.53                --                --             22.53
         191             23.37             23.20                --                --             23.20


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

        Period          A-3 Cap (%)       A-4 Cap (%)      A-5 Cap (%)       A-6 Cap (%)       A-7 Cap (%)
        ------          -----------       -----------      -----------       -----------       -----------
                        Actual/360        Actual/360       Actual/360        Actual/360        Actual/360

         192             24.90             24.72                --                --             24.72
         193             24.88             24.72                --                --             24.72
         194             26.61             26.44                --                --             26.44
         195             26.72             26.55                --                --             26.55
         196             27.78             27.61                --                --             27.61
         197             32.07             31.88                --                --             31.88
         198             30.30             30.13                --                --             30.13
         199             32.86             32.68                --                --             32.68
         200             33.50             33.33                --                --             33.33
         201             36.63             36.46                --                --             36.46
         202             37.71             37.54                --                --             37.54
         203             40.36             40.19                --                --             40.19
         204             44.94             44.76                --                --             44.76
         205             47.26             47.09                --                --             47.09
         206             53.62             53.45                --                --             53.45
         207                --             57.53                --                --             57.53
         208                --             65.03                --                --             65.03
         209                --             83.13                --                --             83.13
         210                --             89.28                --                --             89.28
         211                --            114.47                --                --            114.47
         212                --            147.16                --                --            147.16
         213                --            229.63                --                --            229.63
         214                --            621.69                --                --            621.69
         215                --                --                --                --                --
                            --                --                --                --                --


--------------------------------------------------------------------------------

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

            Mezzanine and Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period   M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
    ------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
         0           --           --           --           --           --           --           --           --           --
         1         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92
         2         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46         9.46
         3         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
         4         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25         9.25
         5         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92
         6         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
         7         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45
         8         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
         9         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45
        10         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        11         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        12         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45
        13         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        14         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45
        15         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        16         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        17         9.91         9.91         9.91         9.91         9.91         9.91         9.91         9.91         9.91
        18         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        19         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45         9.45
        20         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24         9.24
        21        10.15        10.15        10.15        10.15        10.15        10.15        10.15        10.15        10.15
        22         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56
        23         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56
        24         9.82         9.82         9.82         9.82         9.82         9.82         9.82         9.82         9.82
        25         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56         9.56
        26         9.81         9.81         9.81         9.81         9.81         9.81         9.81         9.81         9.81
        27         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92         9.92
        28         9.79         9.79         9.79         9.79         9.79         9.79         9.79         9.79         9.79
        29        10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69        10.69
        30         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78
        31        10.06        10.06        10.06        10.06        10.06        10.06        10.06        10.06        10.06
        32         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78         9.78
        33        10.46        10.46        10.46        10.46        10.46        10.46        10.46        10.46        10.46
        34        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03
        35        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03
        36        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34
        37        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03        10.03
        38        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34        10.34
        39        10.40        10.40        10.40        10.40        10.40        10.40        10.40        10.40        10.40
        40        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31
        41        11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02        11.02
        42        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31
        43        10.65        10.65        10.65        10.65        10.65        10.65        10.65        10.65        10.65
        44        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31        10.31
        45        10.80        10.80        10.80        10.80        10.80        10.80        10.80        10.80        10.80
        46        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82
        47        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82
        48        11.18        11.18        11.18        11.18        11.18        11.18        11.18        11.18        11.18


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

            Mezzanine and Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period   M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
    ------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
        49        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82        10.82
        50        11.17        11.17        11.17        11.17        11.17        11.17        11.17        11.17        11.17
        51        10.83        10.83        10.83        10.83        10.83        10.83        10.83        10.83        10.83
        52        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87
        53        12.04        12.04        12.04        12.04        12.04        12.04        12.04        12.04        12.04
        54        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87
        55        11.23        11.23        11.23        11.23        11.23        11.23        11.23        11.23        11.23
        56        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87        10.87
        57        11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30         11.3
        58        10.97        10.97        10.97        10.97        10.97        10.97        10.97        10.97        10.97
        59        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
        60        11.33        11.33        11.33        11.33        11.33        11.33        11.33        11.33        11.33
        61        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
        62        11.33        11.33        11.33        11.33        11.33        11.33        11.33        11.33        11.33
        63        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
        64        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
        65        12.13        12.13        12.13        12.13        12.13        12.13        12.13        12.13        12.13
        66        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96        10.96
        67        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32
        68        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        69        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32
        70        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        71        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        72        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32        11.32
        73        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        74        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31
        75        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        76        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        77        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12        12.12
        78        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95        10.95
        79        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31
        80        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        81        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31
        82        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        83        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        84        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31        11.31
        85        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        86        11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30         11.3
        87        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        88        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        89        11.69        11.69        11.69        11.69        11.69        11.69        11.69        11.69        11.69
        90        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94        10.94
        91        11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30         11.3
        92        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
        93        11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30         11.3
        94        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
        95        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
        96        11.30        11.30        11.30        11.30        11.30        11.30        11.30        11.30         11.3
        97        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
        98        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

            Mezzanine and Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period   M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
    ------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
        99        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       100        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       101        12.10        12.10        12.10        12.10        12.10        12.10        12.10        12.10         12.1
       102        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       103        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       104        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       105        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       106        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       107        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93        10.93
       108        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       109        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       110        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       111        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       112        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       113        12.09        12.09        12.09        12.09        12.09        12.09        12.09        12.09        12.09
       114        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       115        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       116        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       117        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29
       118        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92
       119        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --
       120        11.29        11.29        11.29        11.29        11.29        11.29        11.29        11.29           --
       121        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --
       122        11.28        11.28        11.28        11.28        11.28        11.28        11.28        11.28           --
       123        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --
       124        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --
       125        12.09        12.09        12.09        12.09        12.09        12.09        12.09        12.09           --
       126        10.92        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --
       127        11.28        11.28        11.28        11.28        11.28        11.28        11.28           --           --
       128        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --           --
       129        11.28        11.28        11.28        11.28        11.28        11.28        11.28           --           --
       130        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --           --
       131        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --           --
       132        11.28        11.28        11.28        11.28        11.28        11.28        11.28           --           --
       133        10.92        10.92        10.92        10.92        10.92        10.92        10.92           --           --
       134        11.28        11.28        11.28        11.28        11.28        11.28        11.28           --           --
       135        10.92        10.92        10.92        10.92        10.92        10.92           --           --           --
       136        10.92        10.92        10.92        10.92        10.92        10.92           --           --           --
       137        11.67        11.67        11.67        11.67        11.67        11.67           --           --           --
       138        10.92        10.92        10.92        10.92        10.92        10.92           --           --           --
       139        11.28        11.28        11.28        11.28        11.28        11.28           --           --           --
       140        10.92        10.92        10.92        10.92        10.92        10.92           --           --           --
       141        11.28        11.28        11.28        11.28        11.28        11.28           --           --           --
       142        10.92        10.92        10.92        10.92        10.92        10.92           --           --           --
       143        10.92        10.92        10.92        10.92        10.92           --           --           --           --
       144        11.28        11.28        11.28        11.28        11.28           --           --           --           --
       145        10.92        10.92        10.92        10.92        10.92           --           --           --           --
       146        11.28        11.28        11.28        11.28        11.28           --           --           --           --
       147        10.92        10.92        10.92        10.92        10.92           --           --           --           --
       148        10.92        10.92        10.92        10.92        10.92           --           --           --           --


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

            Mezzanine and Subordinate Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period   M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  M-4 Cap (%)  M-5 Cap (%)  M-6 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
    ------   -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
             Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

       149        12.09        12.09        12.09        12.09        12.09           --           --           --           --
       150        10.92        10.92        10.92        10.92           --           --           --           --           --
       151        11.29        11.29        11.29        11.29           --           --           --           --           --
       152        10.92        10.92        10.92        10.92           --           --           --           --           --
       153        11.29        11.29        11.29        11.29           --           --           --           --           --
       154        10.92        10.92        10.92        10.92           --           --           --           --           --
       155        10.92        10.92        10.92        10.92           --           --           --           --           --
       156        11.29        11.29        11.29           --           --           --           --           --           --
       157        10.92        10.92        10.92           --           --           --           --           --           --
       158        11.29        11.29        11.29           --           --           --           --           --           --
       159        10.92        10.92        10.92           --           --           --           --           --           --
       160        10.93        10.93        10.93           --           --           --           --           --           --
       161        12.10        12.10           --           --           --           --           --           --           --
       162        10.93        10.93           --           --           --           --           --           --           --
       163        11.29        11.29           --           --           --           --           --           --           --
       164        10.93        10.93           --           --           --           --           --           --           --
       165        11.29        11.29           --           --           --           --           --           --           --
       166        10.93        10.93           --           --           --           --           --           --           --
       167        10.93        10.93           --           --           --           --           --           --           --
       168        11.30        11.30           --           --           --           --           --           --           --
       169        10.93        10.93           --           --           --           --           --           --           --
       170        11.30           --           --           --           --           --           --           --           --
       171        10.93           --           --           --           --           --           --           --           --
       172        10.93           --           --           --           --           --           --           --           --
       173        12.11           --           --           --           --           --           --           --           --
       174        10.94           --           --           --           --           --           --           --           --
       175        11.30           --           --           --           --           --           --           --           --
       176        10.94           --           --           --           --           --           --           --           --
       177           --           --           --           --           --           --           --           --           --


--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Senior Interest Rate Cap Schedules

                              Class A-3 Cap                                               Group III Class A Cap
           -----------------------------------------------------          ------------------------------------------------------
 Period      Balance ($)         Strike %         Ceiling %                 Balance ($)         Strike %          Ceiling %
    1       25,375,000.00          6.20              9.65                  460,350,000.00         6.20               9.65
    2       24,720,510.49          6.20              9.65                  449,251,984.13         6.20               9.65
    3       24,072,555.61          6.20              9.65                  438,188,253.69         6.20               9.65
    4       23,430,879.52          6.20              9.65                  427,155,437.93         6.20               9.65
    5       22,795,256.10          6.20              9.65                  416,150,929.24         6.20               9.65
    6       22,165,500.57          6.20              9.65                  405,173,081.05         6.20               9.65
    7       21,541,469.14          6.20              9.65                  394,221,201.90         6.20               9.65
    8       20,923,058.54          6.20              9.65                  383,295,544.23         6.20               9.65
    9       20,310,205.26          6.20              9.65                  372,397,287.76         6.20               9.65
   10       19,702,884.58          6.20              9.65                  361,528,517.25         6.20               9.65
   11       19,101,109.45          6.20              9.65                  350,692,194.92         6.20               9.65
   12       18,504,929.03          6.20              9.65                  339,892,127.12         6.20               9.65
   13       17,922,886.83          6.20              9.65                  329,341,010.98         6.20               9.65
   14       17,354,760.67          6.30              9.65                  319,039,767.22         6.30               9.65
   15       16,800,219.91          6.30              9.65                  308,982,511.68         6.30               9.65
   16       16,258,941.77          6.30              9.65                  299,163,498.26         6.30               9.65
   17       15,730,611.07          6.30              9.65                  289,577,115.68         6.30               9.65
   18       15,214,920.10          6.30              9.65                  280,217,884.37         6.30               9.65
   19       14,711,568.46          6.30              9.65                  271,080,453.35         6.30               9.65
   20       14,220,262.81          6.30              9.65                  262,159,597.22         6.30               9.65
   21       13,740,716.79          6.30              9.65                  253,450,213.23         6.30               9.65
   22       13,274,286.79          7.90              9.65                  244,937,284.81         7.90               9.65
   23       12,819,041.81          7.90              9.65                  236,623,552.92         7.90               9.65
   24       12,374,662.50          7.90              9.65                  228,507,146.71         7.90               9.65
   25       11,940,891.20          7.90              9.65                  220,583,413.51         7.90               9.65
   26       11,517,476.34          7.90              9.65                  212,847,809.93         7.90               9.65
   27       11,104,172.31          7.90              9.65                  205,295,899.24         7.90               9.65
   28       10,700,739.27          8.95              9.65                  197,923,348.92         8.90               9.65
   29       10,306,943.05          8.95              9.65                  190,725,931.78         8.90               9.65
   30        9,922,555.04          8.95              9.65                  183,699,512.65         8.90               9.65
   31        9,547,352.00          8.95              9.65                  176,840,057.15         8.90               9.65
   32        9,181,115.96          8.95              9.65                  170,143,625.67         8.90               9.65
   33             -                 -                 -                          -                  -                 -

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

Mezzanine and Subordinate Interest Rate Cap Schedules

                               Class M Cap                                                     Class B Cap
           -----------------------------------------------------          ------------------------------------------------------
 Period      Balance ($)         Strike %         Ceiling %                 Balance ($)         Strike %          Ceiling %
    1       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    2       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    3       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    4       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    5       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    6       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    7       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    8       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
    9       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   10       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   11       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   12       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   13       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   14       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   15       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   16       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   17       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   18       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   19       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   20       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   21       164,129,000.00         5.45              8.40                  44,001,000.00          4.00               6.95
   22       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   23       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   24       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   25       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   26       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   27       164,129,000.00         6.70              8.70                  44,001,000.00          5.25               7.25
   28       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   29       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   30       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   31       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   32       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   33       164,129,000.00         7.60              8.95                  44,001,000.00          6.15               7.50
   34       164,129,000.00         8.55              9.20                  44,001,000.00          7.10               7.75
   35       164,129,000.00         8.55              9.20                  44,001,000.00          7.10               7.75
   36       164,129,000.00         8.55              9.20                  44,001,000.00          7.10               7.75
   37       164,129,000.00         8.55              9.20                  44,001,000.00          7.10               7.75
   38       164,129,000.00         8.55              9.20                  37,190,931.59          7.10               7.75
   39       152,515,471.01         8.55              9.20                  35,674,565.15          7.10               7.75
   40             -                 -                 -                          -                  -                 -


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                   All records

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 7,996
Aggregate Principal Balance ($): 1,396,841,434
Weighted Average Current Mortgage Rate (%): 7.028
Non-Zero Weighted Average Margin (%): 5.598
Non-Zero Weighted Average Maximum Rate (%): 13.849
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 351
Weighted Average Combined Original LTV (%): 79.76
% First Liens: 99.29
% Owner Occupied: 92.82
% Purchase: 29.32
% Full Doc: 57.16
Weighted Average Credit Score: 615


2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Originator                                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Aames                                          2,387     399,660,557           28.61           7.133             353           78.60
New Century                                    5,609     997,180,876           71.39           6.985             351           80.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Product Types                                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                   20       1,415,664            0.10           7.131             116           66.28
Fixed - 15 Year                                  233      23,783,070            1.70           6.453             176           69.65
Fixed - 20 Year                                  284      20,785,100            1.49           7.647             236           81.71
Fixed - 25 Year                                   19       2,012,845            0.14           7.058             296           72.71
Fixed - 30 Year                                1,581     291,369,514           20.86           6.463             356           75.11
ARM - 2 Year/6 Month                           4,813     823,544,779           58.96           7.344             357           81.19
ARM - 3 Year/6 Month                             297      52,890,936            3.79           6.838             357           80.31
ARM - 5 Year/6 Month                              94      16,226,493            1.16           6.872             356           78.21
ARM - 2 Year IO/6 Month                          582     147,223,439           10.54           6.553             356           82.55
ARM - 3 Year IO/6 Month                           57      13,790,046            0.99           6.328             356           79.92
ARM - 5 Year IO/6 Month                           13       2,868,149            0.21           6.452             356           80.83
ARM - 10 Year IO/1 Month                           3         931,400            0.07           4.674             296           73.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Gross Interest Rates (%)              Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                     50      14,109,731            1.01           4.828             352           76.77
5.000 - 5.999                                  1,310     293,568,800           21.02           5.685             345           74.93
6.000 - 6.999                                  2,175     425,598,839           30.47           6.541             353           79.06
7.000 - 7.999                                  2,485     422,707,506           30.26           7.517             354           82.33
8.000 - 8.999                                  1,236     178,090,617           12.75           8.436             355           82.71
9.000 - 9.999                                    439      44,992,286            3.22           9.442             349           81.13
10.000 - 10.999                                  209      12,736,618            0.91          10.460             321           83.45
11.000 - 11.999                                   81       4,305,507            0.31          11.364             304           88.96
12.000 - 12.999                                   10         685,673            0.05          12.249             330           81.00
13.000 - 13.999                                    1          45,857            0.00          13.005             356           85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500
Maximum: 13.005
Weighted Average: 7.028
------------------------------------------------------------------------------------------------------------------------------------


5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Cut-off Date                       Mortgage       Principal       Principal        Interest            Term        Original
Principal Balances ($)                         Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                        21         473,125            0.03          10.712             237           99.93
25,001 - 50,000                                  316      12,917,241            0.92           9.449             280           83.06
50,001 - 75,000                                  820      51,539,579            3.69           8.193             337           79.02
75,001 - 100,000                               1,027      90,361,367            6.47           7.475             342           78.71
100,001 - 125,000                                982     110,539,276            7.91           7.348             350           79.35
125,001 - 150,000                                929     127,657,119            9.14           7.182             352           79.34
150,001 - 175,000                                680     110,382,767            7.90           7.098             352           78.92
175,001 - 200,000                                637     119,499,983            8.56           7.019             354           78.53
200,001 - 225,000                                493     105,056,364            7.52           6.994             354           80.12
225,001 - 250,000                                417      99,336,118            7.11           6.914             354           79.25
250,001 - 275,000                                370      97,032,606            6.95           6.893             353           80.06
275,001 - 300,000                                285      82,017,226            5.87           6.702             355           79.26
300,001 - 325,000                                226      70,705,334            5.06           6.763             354           81.31
325,001 - 350,000                                193      65,284,329            4.67           6.848             355           81.13
350,001 - 375,000                                162      58,523,462            4.19           6.693             355           82.11
375,001 - 400,000                                128      49,693,178            3.56           6.864             354           82.57
400,001 - 425,000                                 96      39,534,831            2.83           6.600             355           81.40
425,001 - 450,000                                 58      25,508,488            1.83           6.704             356           77.56
450,001 - 475,000                                 38      17,662,184            1.26           6.343             348           82.23
475,001 - 500,000                                 63      30,910,995            2.21           6.568             356           79.49
500,001 - 750,000                                 55      32,205,862            2.31           6.064             353           77.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 18,929
Maximum: 746,693
Average: 174,693
------------------------------------------------------------------------------------------------------------------------------------


6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Stated Original Term (months)                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                               20       1,415,664            0.10           7.131             116           66.28
180                                              233      23,783,070            1.70           6.453             176           69.65
240                                              284      20,785,100            1.49           7.647             236           81.71
300                                               22       2,944,245            0.21           6.304             296           72.96
360                                            7,437   1,347,913,355           96.50           7.030             357           79.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 355
------------------------------------------------------------------------------------------------------------------------------------


7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Stated                             Mortgage       Principal       Principal        Interest            Term        Original
Remaining Terms (months)                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                         20       1,415,664            0.10           7.131             116           66.28
169 - 180                                        233      23,783,070            1.70           6.453             176           69.65
229 - 240                                        284      20,785,100            1.49           7.647             236           81.71
289 - 300                                         22       2,944,245            0.21           6.304             296           72.96
349 - 360                                      7,437   1,347,913,355           96.50           7.030             357           79.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 358
Weighted Average: 351
------------------------------------------------------------------------------------------------------------------------------------


8. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Original                           Mortgage       Principal       Principal        Interest            Term        Original
Combined LTV Ratios (%)                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                           1          59,120            0.00           7.980             175            7.50
10.01 - 15.00                                      2         203,255            0.01           6.358             356           12.17
15.01 - 20.00                                      3         222,268            0.02           6.102             293           17.11
20.01 - 25.00                                     13       1,536,172            0.11           6.965             352           22.63
25.01 - 30.00                                     17       1,768,326            0.13           6.952             296           28.17
30.01 - 35.00                                     23       2,304,491            0.16           6.477             316           32.99
35.01 - 40.00                                     31       4,428,765            0.32           6.441             337           37.62
40.01 - 45.00                                     58       8,353,780            0.60           6.677             343           42.88
45.01 - 50.00                                     90      14,219,528            1.02           6.747             336           48.09
50.01 - 55.00                                    109      16,341,945            1.17           6.639             342           52.74
55.01 - 60.00                                    198      33,627,725            2.41           6.624             343           57.99
60.01 - 65.00                                    314      53,823,189            3.85           6.656             344           63.52
65.01 - 70.00                                    589     103,140,638            7.38           6.949             350           68.59
70.01 - 75.00                                    739     134,591,375            9.64           7.032             350           73.97
75.01 - 80.00                                  2,569     452,097,742           32.37           6.774             353           79.58
80.01 - 85.00                                  1,117     206,968,419           14.82           7.129             353           84.37
85.01 - 90.00                                  1,261     242,176,920           17.34           7.214             354           89.66
90.01 - 95.00                                    486      89,167,926            6.38           7.567             356           94.72
95.01 - 100.00                                   376      31,809,851            2.28           8.882             330           99.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.50
Maximum: 100.00
Weighted Average: 79.76
------------------------------------------------------------------------------------------------------------------------------------


9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Gross Margins (%)                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
<= 3.500                                           8       1,590,141            0.11           5.857             332           81.98
3.501 - 4.000                                      1         276,200            0.02           4.850             296           58.52
4.501 - 5.000                                      4         879,135            0.06           5.446             356           71.42
5.001 - 5.500                                  3,230     582,349,195           41.69           6.868             357           82.07
5.501 - 6.000                                  1,857     352,231,679           25.22           7.410             357           82.36
6.001 - 6.500                                    464      75,809,343            5.43           7.903             356           76.54
6.501 - 7.000                                    293      44,055,103            3.15           8.407             357           70.29
7.001 - 7.500                                      1          99,524            0.01           7.450             357           95.00
8.501 - 9.000                                      1         184,921            0.01           8.650             357           95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 8.550
Non-Zero Weighted Average: 5.598
------------------------------------------------------------------------------------------------------------------------------------


10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Minimum Mortgage Rates (%)            Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
<=5.000                                           53      15,109,972            1.08           4.840             353           76.88
5.001 - 5.500                                    146      31,495,723            2.25           5.361             357           77.90
5.501 - 6.000                                    501     112,760,620            8.07           5.831             357           77.79
6.001 - 6.500                                    696     149,505,713           10.70           6.305             356           79.48
6.501 - 7.000                                    911     178,720,453           12.79           6.793             357           81.29
7.001 - 7.500                                    962     177,038,447           12.67           7.299             357           82.78
7.501 - 8.000                                  1,130     192,662,007           13.79           7.777             357           83.46
8.001 - 8.500                                    605      90,930,161            6.51           8.268             357           83.63
8.501 - 9.000                                    451      63,979,072            4.58           8.763             357           81.60
9.001 - 9.500                                    189      22,753,779            1.63           9.253             357           80.62
9.501 - 10.000                                   124      14,627,479            1.05           9.713             356           78.56
10.001 -10.500                                    39       3,651,459            0.26          10.269             356           76.73
10.501 - 11.000                                   31       2,484,684            0.18          10.749             357           71.61
11.001 - 11.500                                    8         760,407            0.05          11.307             357           83.67
11.501 - 12.000                                    7         469,513            0.03          11.710             357           73.14
12.001 - 12.500                                    4         410,962            0.03          12.196             356           74.81
12.501 - 13.000                                    1          68,931            0.00          12.680             356           75.00
13.001 - 13.500                                    1          45,857            0.00          13.005             356           85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.500
Maximum: 13.005
Non-Zero Weighted Average: 7.184
------------------------------------------------------------------------------------------------------------------------------------


11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Maximum                            Mortgage       Principal       Principal        Interest            Term        Original
Mortgage Rates (%)                             Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
<= 12.500                                        717     156,540,867           11.21           5.871             356           77.65
12.501 - 13.000                                  638     132,061,396            9.45           6.292             356           78.64
13.001 - 13.500                                  650     130,611,580            9.35           6.625             356           80.57
13.501 - 14.000                                  867     163,142,898           11.68           7.097             357           82.19
14.001 - 14.500                                  858     157,499,164           11.28           7.438             357           83.52
14.501 - 15.000                                  958     160,419,546           11.48           7.902             357           83.69
15.001 - 15.500                                  541      75,837,366            5.43           8.376             357           83.48
15.501 - 16.000                                  378      51,729,265            3.70           8.885             357           81.97
16.001 - 16.500                                  129      16,253,229            1.16           9.360             357           79.74
16.501 - 17.000                                   70       8,582,743            0.61           9.875             357           76.81
17.001 - 17.500                                   25       2,477,587            0.18          10.515             357           79.14
17.501 - 18.000                                   18       1,458,979            0.10          10.980             357           67.54
18.001 - 18.500                                    6         589,285            0.04          11.955             356           73.35
18.501 - 19.000                                    3         225,481            0.02          11.895             357           70.48
19.001 - 19.500                                    1          45,857            0.00          13.005             356           85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.330
Maximum: 19.005
Non-Zero Weighted Average: 13.849
------------------------------------------------------------------------------------------------------------------------------------


12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Initial Periodic Cap (%)                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
1                                                 32       5,379,434            0.39           7.624             357           81.91
1.5                                            3,930     721,357,955           51.64           7.206             357           82.09
2                                                  1         107,752            0.01           9.200             356          100.00
3                                              1,789     311,535,458           22.30           7.147             356           79.50
5                                                107      19,094,642            1.37           6.809             356           78.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.003
------------------------------------------------------------------------------------------------------------------------------------


13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Subsequent Periodic Cap (%)                    Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
1                                              1,926     335,185,886           24.00           7.143             356           79.51
1.5                                            3,930     721,357,955           51.64           7.206             357           82.09
3                                                  3         931,400            0.07           4.674             296           73.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.343
------------------------------------------------------------------------------------------------------------------------------------


14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Next Rate Adjustment Dates                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               2,137     339,366,193           24.30           6.541             335           75.08
Nov-04                                             3         931,400            0.07           4.674             296           73.49
Mar-06                                             1         116,339            0.01           8.450             353           95.00
Apr-06                                             8       1,836,017            0.13           6.594             354           86.72
May-06                                           181      31,403,235            2.25           7.161             355           76.12
Jun-06                                         1,781     341,091,596           24.42           7.089             356           80.76
Jul-06                                         3,420     595,777,863           42.65           7.308             357           82.02
Aug-06                                             4         543,168            0.04           6.035             358           82.65
Apr-07                                             1         360,000            0.03           6.500             354           90.00
May-07                                             4       1,232,420            0.09           6.331             355           44.64
Jun-07                                           115      22,443,760            1.61           6.586             356           79.68
Jul-07                                           233      42,326,715            3.03           6.832             357           81.51
Aug-07                                             1         318,087            0.02           5.780             358           75.00
Apr-09                                             2         273,655            0.02           7.167             354           60.11
May-09                                             7         808,436            0.06           6.758             355           66.55
Jun-09                                            59      10,521,061            0.75           6.813             356           79.39
Jul-09                                            39       7,491,490            0.54           6.797             357           79.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Geographic Distribution                     Mortgage       Principal       Principal        Interest            Term        Original
of Mortgaged Properties                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                     2,020     499,514,214           35.76           6.648             354           77.80
Florida                                        1,051     152,111,042           10.89           7.107             352           80.97
New York                                         402      97,483,800            6.98           6.849             349           77.04
Texas                                            589      62,101,939            4.45           7.366             333           79.69
New Jersey                                       214      47,465,327            3.40           7.293             352           80.34
Illinois                                         276      44,304,117            3.17           7.736             354           82.73
Washington                                       234      39,268,482            2.81           6.885             352           81.24
Massachusetts                                    170      39,138,184            2.80           6.969             353           79.76
Nevada                                           163      30,770,160            2.20           7.016             350           81.03
Michigan                                         270      29,850,773            2.14           7.900             352           82.72
Virginia                                         152      27,886,060            2.00           7.345             355           81.17
Maryland                                         153      27,849,853            1.99           7.392             351           80.09
Arizona                                          174      23,022,451            1.65           7.178             350           83.24
Minnesota                                        138      22,844,979            1.64           7.147             353           81.31
Ohio                                             208      21,018,648            1.50           7.685             351           84.36
Other                                          1,782     232,211,403           16.62           7.344             350           81.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51
------------------------------------------------------------------------------------------------------------------------------------


16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Occupancy                                      Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                        7,359   1,296,529,152           92.82           6.998             351           79.73
Investment                                       576      89,790,471            6.43           7.448             354           79.95
Second Home                                       61      10,521,811            0.75           7.139             357           82.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Property Type                                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                        6,405   1,093,482,196           78.28           7.027             351           79.56
2-4 Family                                       533     116,857,445            8.37           7.123             354           79.28
Planned Unit Development                         557     106,261,753            7.61           6.915             349           81.51
Condo                                            501      80,240,040            5.74           7.044             353           80.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Loan Purpose                                   Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                            5,012     903,190,304           64.66           6.989             350           77.79
Purchase                                       2,429     409,606,621           29.32           7.139             355           84.33
Refinance - Rate Term                            555      84,044,509            6.02           6.898             347           78.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Documentation Level                            Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                           4,854     798,385,825           57.16           6.820             350           79.63
Stated Documentation                           2,887     546,743,766           39.14           7.345             353           79.92
Limited                                          255      51,711,843            3.70           6.873             352           80.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Credit Score                                   Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                        526      79,490,402            5.69           8.414             355           73.85
525 - 549                                        792     117,821,650            8.43           8.008             356           76.89
550 - 574                                        924     150,144,516           10.75           7.546             355           79.60
575 - 599                                      1,293     224,839,486           16.10           7.040             352           79.87
600 - 624                                      1,265     227,040,895           16.25           6.828             351           81.43
625 - 649                                      1,274     214,891,308           15.38           6.780             349           80.90
650 - 674                                        918     180,092,193           12.89           6.588             350           80.21
675 - 699                                        494      98,331,561            7.04           6.416             346           81.08
700 - 724                                        221      43,578,097            3.12           6.371             348           80.39
725 - 749                                        168      38,117,261            2.73           6.338             347           78.57
750 - 774                                         76      13,981,146            1.00           6.410             346           81.67
775 - 799                                         41       7,693,524            0.55           6.527             346           78.28
800 +                                              4         819,393            0.06           5.532             356           54.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Non-Zero Weighted Average: 615
------------------------------------------------------------------------------------------------------------------------------------


21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Prepayment Penalty Term                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                              1,861     306,765,057           21.96           7.544             350           80.56
12                                               286      63,061,185            4.51           6.619             346           76.49
24                                             4,104     718,896,054           51.47           7.099             356           81.43
36                                             1,745     308,119,138           22.06           6.430             343           75.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27
------------------------------------------------------------------------------------------------------------------------------------


22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Lien                                        Mortgage       Principal       Principal        Interest            Term        Original
Position                                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                       7,750   1,386,885,729           99.29           7.003             352           79.62
2nd Lien                                         246       9,955,705            0.71          10.438             270           99.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Interest Only Term                             Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                              7,341   1,232,028,400           88.20           7.095             351           79.43
24                                               515     130,883,725            9.37           6.569             356           82.91
36                                                55      13,236,796            0.95           6.333             356           80.43
60                                                82      19,761,112            1.41           6.423             356           79.46
120                                                3         931,400            0.07           4.674             296           73.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         7,996   1,396,841,434          100.00           7.028             351           79.76
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               MORGAN STANLEY
                                MSAC 2004-HE8
                                   Group 1

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 4,248
Aggregate Principal Balance ($): 679,840,741
Weighted Average Current Mortgage Rate (%): 7.037
Non-Zero Weighted Average Margin (%): 5.571
Non-Zero Weighted Average Maximum Rate (%): 14.234
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 351
Weighted Average Combined Original LTV (%): 80.13
% First Liens: 98.54
% Owner Occupied: 91.73
% Purchase: 28.60
% Full Doc: 56.57
Weighted Average Credit Score: 616




2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Originator                                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
New Century                                    4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------


3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Product Types                                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                    1         136,465            0.02           5.500             116           80.00
Fixed - 15 Year                                  106      11,687,668            1.72           6.151             176           66.91
Fixed - 20 Year                                  230      13,748,884            2.02           8.072             236           83.97
Fixed - 25 Year                                    5         904,384            0.13           6.134             296           70.90
Fixed - 30 Year                                  714     126,908,940           18.67           6.165             356           74.54
ARM - 2 Year/6 Month                           2,587     408,362,704           60.07           7.415             357           81.72
ARM - 3 Year/6 Month                             184      30,426,428            4.48           6.854             357           80.98
ARM - 2 Year IO/6 Month                          376      78,870,268           11.60           6.588             356           81.96
ARM - 3 Year IO/6 Month                           43       8,197,499            1.21           6.559             356           80.53
ARM - 10 Year IO/1 Month                           2         597,500            0.09           4.716             296           75.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Gross Interest Rates (%)              Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                     31       7,610,631            1.12           4.837             352           74.32
5.000 - 5.999                                    763     149,259,224           21.96           5.680             342           73.92
6.000 - 6.999                                  1,105     193,171,919           28.41           6.550             353           79.69
7.000 - 7.999                                  1,256     204,074,892           30.02           7.508             356           83.21
8.000 - 8.999                                    683      94,759,172           13.94           8.430             357           83.10
9.000 - 9.999                                    217      21,919,523            3.22           9.427             347           81.30
10.000 - 10.999                                  131       6,583,982            0.97          10.444             295           91.76
11.000 - 11.999                                   58       2,293,756            0.34          11.319             267           98.41
12.000 - 12.999                                    4         167,643            0.02          12.209             278          100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500
Maximum: 12.300
Weighted Average: 7.037
------------------------------------------------------------------------------------------------------------------------------------



5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Cut-off                            Mortgage       Principal       Principal        Interest            Term        Original
Date Principal Balances ($)                    Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                        21         473,125            0.07          10.712             237           99.93
25,001 - 50,000                                  202       7,827,774            1.15           9.804             253           92.13
50,001 - 75,000                                  371      23,087,555            3.40           8.254             347           81.06
75,001 - 100,000                                 551      48,909,717            7.19           7.396             347           79.36
100,001 - 125,000                                535      60,368,707            8.88           7.200             348           79.55
125,001 - 150,000                                539      74,014,826           10.89           7.128             352           79.49
150,001 - 175,000                                392      63,752,876            9.38           7.054             353           79.01
175,001 - 200,000                                386      72,462,061           10.66           6.984             352           78.55
200,001 - 225,000                                307      65,449,687            9.63           6.986             354           81.23
225,001 - 250,000                                264      62,868,214            9.25           6.856             353           79.56
250,001 - 275,000                                247      64,738,795            9.52           6.772             352           80.66
275,001 - 300,000                                182      52,373,024            7.70           6.547             354           79.73
300,001 - 325,000                                150      47,015,354            6.92           6.683             354           81.26
325,001 - 350,000                                 53      17,727,722            2.61           6.918             356           82.67
350,001 - 375,000                                 25       9,017,328            1.33           6.632             357           81.81
375,001 - 400,000                                  6       2,320,328            0.34           7.153             357           85.76
400,001 - 425,000                                  9       3,727,888            0.55           6.314             357           81.00
425,001 - 450,000                                  4       1,756,889            0.26           6.512             357           77.58
475,001 - 500,000                                  4       1,948,870            0.29           7.301             356           83.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 18,929
Maximum: 498,106
Average: 160,038
------------------------------------------------------------------------------------------------------------------------------------



6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Stated Original Term (months)                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                                1         136,465            0.02           5.500             116           80.00
180                                              106      11,687,668            1.72           6.151             176           66.91
240                                              230      13,748,884            2.02           8.072             236           83.97
300                                                7       1,501,884            0.22           5.570             296           72.71
360                                            3,904     652,765,839           96.02           7.035             357           80.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------



7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Stated                             Mortgage       Principal       Principal        Interest            Term        Original
Remaining Terms (months)                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                          1         136,465            0.02           5.500             116           80.00
169 - 180                                        106      11,687,668            1.72           6.151             176           66.91
229 - 240                                        230      13,748,884            2.02           8.072             236           83.97
289 - 300                                          7       1,501,884            0.22           5.570             296           72.71
349 - 360                                      3,904     652,765,839           96.02           7.035             357           80.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 357
Weighted Average: 351
------------------------------------------------------------------------------------------------------------------------------------



8. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Range of Original                           Mortgage       Principal       Principal        Interest            Term        Original
Combined LTV Ratios (%)                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                      1          49,903            0.01           8.225             357           13.16
20.01 - 25.00                                      4         333,291            0.05           7.091             341           22.19
25.01 - 30.00                                      8         949,275            0.14           6.433             340           28.25
30.01 - 35.00                                     16       1,858,194            0.27           6.337             311           33.34
35.01 - 40.00                                     22       3,471,004            0.51           6.246             338           37.70
40.01 - 45.00                                     29       3,797,317            0.56           6.458             346           42.88
45.01 - 50.00                                     59       9,326,518            1.37           6.757             333           48.09
50.01 - 55.00                                     66       9,517,796            1.40           6.472             341           52.77
55.01 - 60.00                                    111      18,112,612            2.66           6.482             340           57.92
60.01 - 65.00                                    181      29,313,628            4.31           6.748             340           63.62
65.01 - 70.00                                    265      45,385,236            6.68           6.931             351           68.56
70.01 - 75.00                                    348      60,123,962            8.84           7.014             351           74.06
75.01 - 80.00                                  1,140     189,550,883           27.88           6.721             353           79.54
80.01 - 85.00                                    643     108,511,034           15.96           7.093             354           84.47
85.01 - 90.00                                    741     125,185,738           18.41           7.217             355           89.69
90.01 - 95.00                                    260      47,443,458            6.98           7.411             357           94.75
95.01 - 100.00                                   354      26,910,892            3.96           9.010             325           99.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 13.16
Maximum: 100.00
Weighted Average: 80.13
------------------------------------------------------------------------------------------------------------------------------------



9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Gross Margins (%)                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
<= 3.500                                           6       1,141,041            0.17           6.119             340           84.68
3.501 - 4.000                                      1         276,200            0.04           4.850             296           58.52
4.501 - 5.000                                      3         770,164            0.11           5.247             356           68.09
5.001 - 5.500                                  1,501     245,309,207           36.08           6.901             357           82.90
5.501 - 6.000                                  1,306     224,525,493           33.03           7.453             357           82.51
6.001 - 6.500                                    204      29,356,242            4.32           7.772             357           75.39
6.501 - 7.000                                    169      24,791,608            3.65           8.209             357           70.01
7.001 - 7.500                                      1          99,524            0.01           7.450             357           95.00
8.501 - 9.000                                      1         184,921            0.03           8.650             357           95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 8.550
Non-Zero Weighted Average: 5.571
------------------------------------------------------------------------------------------------------------------------------------



10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Minimum Mortgage Rates (%)            Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
<=5.000                                           32       7,889,277            1.16           4.843             352           74.52
5.001 - 5.500                                     83      16,638,803            2.45           5.359             357           78.08
5.501 - 6.000                                    246      46,382,843            6.82           5.843             357           77.28
6.001 - 6.500                                    354      65,928,695            9.70           6.303             357           80.15
6.501 - 7.000                                    480      84,099,950           12.37           6.795             357           81.99
7.001 - 7.500                                    564      95,451,266           14.04           7.299             357           83.02
7.501 - 8.000                                    633     101,682,916           14.96           7.784             357           84.05
8.001 - 8.500                                    372      51,297,458            7.55           8.262             357           83.43
8.501 - 9.000                                    268      36,736,604            5.40           8.760             357           82.07
9.001 - 9.500                                     96      12,043,660            1.77           9.268             357           79.08
9.501 - 10.000                                    44       6,222,734            0.92           9.684             357           77.21
10.001 -10.500                                    16       1,655,773            0.24          10.281             357           76.71
10.501 - 11.000                                    4         424,420            0.06          10.793             357           65.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.500
Maximum: 10.950
Non-Zero Weighted Average: 7.242
------------------------------------------------------------------------------------------------------------------------------------



11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Range of Maximum Mortgage Rates (%)            Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
<= 12.500                                        121      25,332,609            3.73           5.226             355           76.91
12.501 - 13.000                                  247      46,615,183            6.86           5.853             357           77.33
13.001 - 13.500                                  356      66,490,332            9.78           6.319             357           80.27
13.501 - 14.000                                  485      84,847,617           12.48           6.811             357           82.14
14.001 - 14.500                                  561      94,902,971           13.96           7.305             357           83.06
14.501 - 15.000                                  626     100,598,156           14.80           7.784             357           83.94
15.001 - 15.500                                  370      50,841,254            7.48           8.265             357           83.30
15.501 - 16.000                                  268      36,751,487            5.41           8.762             357           82.09
16.001 - 16.500                                   95      11,928,832            1.75           9.266             357           79.20
16.501 - 17.000                                   43       6,065,765            0.89           9.687             357           77.01
17.001 - 17.500                                   16       1,655,773            0.24          10.281             357           76.71
17.501 - 18.000                                    4         424,420            0.06          10.793             357           65.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.500
Maximum: 17.950
Non-Zero Weighted Average: 14.234
------------------------------------------------------------------------------------------------------------------------------------



12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Initial Periodic Cap (%)                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
1                                                 30       4,860,330            0.71           7.499             357           85.69
1.5                                            3,159     520,888,817           76.62           7.242             357           81.65
2                                                  1         107,752            0.02           9.200             356          100.00
3                                                  2         597,500            0.09           4.716             296           75.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.497
------------------------------------------------------------------------------------------------------------------------------------



13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Subsequent Periodic Cap (%)                    Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
1                                                 31       4,968,082            0.73           7.536             357           86.00
1.5                                            3,159     520,888,817           76.62           7.242             357           81.65
3                                                  2         597,500            0.09           4.716             296           75.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.497
------------------------------------------------------------------------------------------------------------------------------------



14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Next Rate Adjustment Dates                     Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                               1,056     153,386,341           22.56           6.334             331           74.78
Nov-04                                             2         597,500            0.09           4.716             296           75.45
Apr-06                                             1         143,992            0.02           5.838             354           80.00
May-06                                            34       5,638,147            0.83           6.985             355           83.32
Jun-06                                           695     127,274,795           18.72           6.916             356           80.74
Jul-06                                         2,233     354,176,038           52.10           7.418             357           82.10
May-07                                             2         435,993            0.06           5.744             355           73.48
Jun-07                                            54       9,953,287            1.46           6.474             356           80.23
Jul-07                                           171      28,234,647            4.15           6.919             357           81.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Geographic Distribution                     Mortgage       Principal       Principal        Interest            Term        Original
of Mortgaged Properties                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                     1,077     222,336,501           32.70           6.696             353           77.52
Florida                                          417      54,882,519            8.07           7.178             348           81.85
New York                                         214      47,223,735            6.95           6.661             344           76.57
Illinois                                         168      26,693,693            3.93           7.612             353           82.97
New Jersey                                       122      24,506,175            3.60           7.237             353           79.83
Massachusetts                                    110      24,193,139            3.56           7.021             355           80.25
Texas                                            218      22,983,576            3.38           7.226             336           80.90
Washington                                       127      19,260,565            2.83           6.974             351           82.37
Michigan                                         159      16,953,931            2.49           7.921             352           82.81
Nevada                                            96      16,661,545            2.45           6.966             349           80.75
Hawaii                                            65      15,461,944            2.27           6.228             352           76.14
Maryland                                          86      15,051,770            2.21           7.183             354           80.53
Virginia                                          83      14,592,729            2.15           7.293             355           81.27
Arizona                                          109      14,247,559            2.10           7.195             352           84.89
Pennsylvania                                     105      12,531,964            1.84           7.191             342           82.59
Other                                          1,092     132,259,394           19.45           7.427             352           83.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51
------------------------------------------------------------------------------------------------------------------------------------



16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Occupancy                                      Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                        3,888     623,630,460           91.73           7.011             350           80.05
Investment                                       332      51,781,881            7.62           7.355             356           80.81
Second Home                                       28       4,428,400            0.65           7.003             357           83.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Property Type                                  Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                        3,225     501,736,093           73.80           7.028             351           79.93
2-4 Family                                       323      68,986,678           10.15           7.069             354           79.78
Planned Unit Development                         422      68,009,377           10.00           7.012             350           81.40
Condo                                            278      41,108,593            6.05           7.133             353           81.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Loan Purpose                                   Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                            2,662     449,863,628           66.17           6.937             350           77.86
Purchase                                       1,335     194,413,605           28.60           7.309             353           85.58
Refinance - Rate Term                            251      35,563,509            5.23           6.821             349           79.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Documentation Level                            Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                           2,543     384,611,970           56.57           6.803             349           79.92
Stated Documentation                           1,546     267,850,520           39.40           7.387             353           80.40
Limited                                          159      27,378,251            4.03           6.903             354           80.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Credit Score                                   Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                        265      38,477,230            5.66           8.401             357           73.84
525 - 549                                        403      59,085,198            8.69           8.001             357           77.46
550 - 574                                        477      73,677,729           10.84           7.470             356           78.91
575 - 599                                        676     107,305,737           15.78           6.999             352           79.47
600 - 624                                        651     104,228,901           15.33           6.854             351           82.18
625 - 649                                        689     104,804,288           15.42           6.809             346           81.69
650 - 674                                        483      86,058,123           12.66           6.632             348           81.22
675 - 699                                        305      53,114,361            7.81           6.433             347           81.43
700 - 724                                        150      27,303,589            4.02           6.515             348           81.14
725 - 749                                         85      15,507,035            2.28           6.435             347           78.53
750 - 774                                         44       6,562,848            0.97           6.708             347           84.50
775 - 799                                         18       3,399,083            0.50           6.729             355           78.96
800 +                                              2         316,619            0.05           5.583             356           53.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 616
------------------------------------------------------------------------------------------------------------------------------------



21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Prepayment Penalty Term                        Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                958     144,935,139           21.32           7.519             350           81.91
12                                               171      34,642,467            5.10           6.533             341           75.15
24                                             2,289     362,854,301           53.37           7.196             356           81.71
36                                               830     137,408,833           20.21           6.236             341           75.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26
------------------------------------------------------------------------------------------------------------------------------------



22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
Lien                                        Mortgage       Principal       Principal        Interest            Term        Original
Position                                       Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                       4,002     669,885,036           98.54           6.987             352           79.84
2nd Lien                                         246       9,955,705            1.46          10.438             270           99.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------



23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                           Aggregate       Aggregate        Weighted        Weighted        Weighted
                                              Number         Cut-off         Cut-off         Average         Average         Average
                                                  of            Date            Date           Gross       Remaining            Comb
                                            Mortgage       Principal       Principal        Interest            Term        Original
Interest Only Term                             Loans     Balance ($)         Balance        Rate (%)        (months)             LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                              3,827     592,175,474           87.11           7.106             350           79.89
24                                               376      78,870,268           11.60           6.588             356           81.96
36                                                43       8,197,499            1.21           6.559             356           80.53
120                                                2         597,500            0.09           4.716             296           75.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                         4,248     679,840,741          100.00           7.037             351           80.13
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                     Group 2

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term




1. Summary Statistics

Number of Mortgage Loans: 955
Aggregate Principal Balance ($): 154,912,167
Weighted Average Current Mortgage Rate (%): 7.004
Non-Zero Weighted Average Margin (%): 5.653
Non-Zero Weighted Average Maximum Rate (%): 13.029
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 78.38
% First Liens: 100.00
% Owner Occupied: 94.21
% Purchase: 33.19
% Full Doc: 60.86
Weighted Average Credit Score: 611


2. Originator

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Originator                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Aames                                                        955   154,912,167      100.00      7.004         352      78.38
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38



3. Product Types

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                6       460,380        0.30      7.278         117      67.37
Fixed - 15 Year                                               18     1,677,852        1.08      6.711         176      66.69
Fixed - 20 Year                                               12     1,406,966        0.91      7.018         236      75.67
Fixed - 25 Year                                                5       430,068        0.28      8.011         296      81.08
Fixed - 30 Year                                              175    26,963,314       17.41      6.887         356      75.38
ARM - 2 Year/6 Month                                         688   113,847,432       73.49      7.078         356      79.35
ARM - 3 Year/6 Month                                          25     4,262,249        2.75      6.946         356      78.83
ARM - 2 Year IO/6 Month                                       24     5,310,654        3.43      6.140         357      78.75
ARM - 3 Year IO/6 Month                                        2       553,250        0.36      6.216         356      67.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                  2       345,051        0.22      4.916         355      77.56
5.000 - 5.999                                                159    30,250,344       19.53      5.742         353      75.64
6.000 - 6.999                                                338    59,504,440       38.41      6.548         352      77.39
7.000 - 7.999                                                267    41,096,348       26.53      7.530         351      80.10
8.000 - 8.999                                                123    16,986,975       10.97      8.483         352      81.94
9.000 - 9.999                                                 46     4,868,563        3.14      9.429         356      81.11
10.000 - 10.999                                               12     1,154,461        0.75     10.582         356      76.87
11.000 - 11.999                                                6       374,844        0.24     11.395         356      79.13
12.000 - 12.999                                                2       331,140        0.21     12.304         356      75.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 4.830
Maximum: 12.680
Weighted Average: 7.004


5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                               19       849,252        0.55      8.814         336      64.14
50,001 - 75,000                                               79     5,088,174        3.28      8.325         331      76.92
75,001 - 100,000                                             122    10,576,060        6.83      7.408         341      78.03
100,001 - 125,000                                            128    14,311,214        9.24      7.357         349      77.60
125,001 - 150,000                                            132    18,293,859       11.81      6.971         356      78.93
150,001 - 175,000                                            105    16,972,047       10.96      6.946         352      77.64
175,001 - 200,000                                            108    20,176,738       13.02      7.028         355      79.09
200,001 - 225,000                                             66    14,056,721        9.07      6.593         353      77.04
225,001 - 250,000                                             56    13,386,014        8.64      6.730         356      78.39
250,001 - 275,000                                             48    12,608,345        8.14      7.051         356      79.28
275,001 - 300,000                                             37    10,688,381        6.90      6.662         356      80.24
300,001 - 325,000                                             35    10,908,227        7.04      6.708         353      79.40
325,001 - 350,000                                             13     4,273,330        2.76      6.920         356      78.71
350,001 - 375,000                                              4     1,426,766        0.92      7.337         357      81.29
375,001 - 400,000                                              1       390,693        0.25      6.960         356      80.00
400,001 - 425,000                                              1       418,844        0.27      6.450         357      70.00
475,001 - 500,000                                              1       487,504        0.31      5.930         355      70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 34,904
Maximum: 487,504
Average: 162,212


6. Stated Original Term (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Stated Original Term (months)                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
120                                                            6       460,380        0.30      7.278         117      67.37
180                                                           18     1,677,852        1.08      6.711         176      66.69
240                                                           12     1,406,966        0.91      7.018         236      75.67
300                                                            5       430,068        0.28      8.011         296      81.08
360                                                          914   150,936,901       97.43      7.004         356      78.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 120
Maximum: 360
Weighted Average: 356


7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
109 - 120                                                      6       460,380        0.30      7.278         117      67.37
169 - 180                                                     18     1,677,852        1.08      6.711         176      66.69
229 - 240                                                     12     1,406,966        0.91      7.018         236      75.67
289 - 300                                                      5       430,068        0.28      8.011         296      81.08
349 - 360                                                    914   150,936,901       97.43      7.004         356      78.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 116
Maximum: 358
Weighted Average: 352


8. Range of Original Combined LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Original Combined LTV Ratios (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                  1        49,661        0.03      8.730         356      25.00
25.01 - 30.00                                                  1        78,173        0.05      5.880         177      25.65
40.01 - 45.00                                                  7       605,061        0.39      6.319         341      42.89
45.01 - 50.00                                                  6       677,767        0.44      6.821         296      48.80
50.01 - 55.00                                                 10     1,422,488        0.92      6.587         350      52.72
55.01 - 60.00                                                 25     3,755,405        2.42      6.680         342      58.29
60.01 - 65.00                                                 32     4,666,026        3.01      6.625         351      63.95
65.01 - 70.00                                                 94    14,546,946        9.39      7.065         348      68.61
70.01 - 75.00                                                117    19,225,285       12.41      7.122         349      73.97
75.01 - 80.00                                                448    74,906,847       48.35      6.753         355      79.76
80.01 - 85.00                                                 98    15,504,216       10.01      7.467         354      84.44
85.01 - 90.00                                                 71    12,387,356        8.00      7.462         354      89.83
90.01 - 95.00                                                 43     6,845,530        4.42      7.956         356      94.49
95.01 - 100.00                                                 2       241,407        0.16      8.889         356      98.77
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 25.00
Maximum: 100.00
Weighted Average: 78.38


9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
4.501 - 5.000                                                  1       108,972        0.07      6.850         357      95.00
5.001 - 5.500                                                565    97,178,809       62.73      6.799         356      80.08
5.501 - 6.000                                                 62     9,435,057        6.09      7.081         357      75.87
6.001 - 6.500                                                 71    11,909,127        7.69      7.997         356      77.56
6.501 - 7.000                                                 40     5,341,622        3.45      8.973         356      73.53
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 5.000
Maximum: 6.950
Non-Zero Weighted Average: 5.653


10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
<=5.000                                                        3       566,645        0.37      4.949         356      78.51
5.001 - 5.500                                                 25     4,813,348        3.11      5.372         356      76.71
5.501 - 6.000                                                104    20,596,330       13.30      5.821         356      76.71
6.001 - 6.500                                                107    21,043,126       13.58      6.323         356      78.47
6.501 - 7.000                                                147    25,300,711       16.33      6.794         356      78.97
7.001 - 7.500                                                 89    15,135,761        9.77      7.288         356      80.54
7.501 - 8.000                                                107    16,354,508       10.56      7.762         356      80.91
8.001 - 8.500                                                 46     7,585,337        4.90      8.282         356      82.95
8.501 - 9.000                                                 45     5,848,812        3.78      8.787         356      80.79
9.001 - 9.500                                                 27     2,685,268        1.73      9.236         356      81.39
9.501 - 10.000                                                19     2,183,295        1.41      9.667         356      80.77
10.001 -10.500                                                 6       537,364        0.35     10.329         356      78.79
10.501 - 11.000                                                6       617,097        0.40     10.802         356      75.20
11.001 - 11.500                                                3       232,897        0.15     11.156         356      84.70
11.501 - 12.000                                                3       141,948        0.09     11.788         356      70.00
12.001 - 12.500                                                1       262,209        0.17     12.205         356      75.00
12.501 - 13.000                                                1        68,931        0.04     12.680         356      75.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 4.830
Maximum: 12.680
Non-Zero Weighted Average: 7.029


11. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
<= 12.500                                                    239    47,019,449       30.35      5.989         356      77.52
12.501 - 13.000                                              147    25,300,711       16.33      6.794         356      78.97
13.001 - 13.500                                               89    15,135,761        9.77      7.288         356      80.54
13.501 - 14.000                                              107    16,354,508       10.56      7.762         356      80.91
14.001 - 14.500                                               46     7,585,337        4.90      8.282         356      82.95
14.501 - 15.000                                               45     5,848,812        3.78      8.787         356      80.79
15.001 - 15.500                                               27     2,685,268        1.73      9.236         356      81.39
15.501 - 16.000                                               19     2,183,295        1.41      9.667         356      80.77
16.001 - 16.500                                                6       537,364        0.35     10.329         356      78.79
16.501 - 17.000                                                6       617,097        0.40     10.802         356      75.20
17.001 - 17.500                                                3       232,897        0.15     11.156         356      84.70
17.501 - 18.000                                                3       141,948        0.09     11.788         356      70.00
18.001 - 18.500                                                1       262,209        0.17     12.205         356      75.00
18.501 - 19.000                                                1        68,931        0.04     12.680         356      75.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 10.830
Maximum: 18.680
Non-Zero Weighted Average: 13.029


12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
3                                                            739   123,973,586       80.03      7.029         356      79.25
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 3.000
Maximum: 3.000
Non-Zero Weighted Average: 3.000


13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
1                                                            739   123,973,586       80.03      7.029         356      79.25
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 1.000
Maximum: 1.000
Non-Zero Weighted Average: 1.000


14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             216    30,938,581       19.97      6.905         337      74.88
May-06                                                        59    10,093,228        6.52      7.261         355      74.05
Jun-06                                                       356    59,814,440       38.61      7.148         356      79.69
Jul-06                                                       295    48,955,816       31.60      6.859         357      79.92
Aug-06                                                         2       294,602        0.19      5.932         358      84.88
May-07                                                         1       149,149        0.10      5.355         355      60.00
Jun-07                                                        17     2,640,582        1.70      7.052         356      78.31
Jul-07                                                         8     1,707,682        1.10      6.903         357      78.35
Aug-07                                                         1       318,087        0.21      5.780         358      75.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
California                                                   276    57,876,989       37.36      6.767         355      77.17
Florida                                                      205    30,671,153       19.80      6.913         355      80.33
Texas                                                         86     8,671,850        5.60      7.515         335      79.68
New York                                                      34     7,723,050        4.99      7.068         355      74.71
Washington                                                    40     6,572,694        4.24      6.791         348      80.52
Virginia                                                      22     3,599,538        2.32      7.372         356      77.49
Minnesota                                                     22     3,499,775        2.26      6.791         356      80.90
Illinois                                                      25     3,445,391        2.22      7.945         354      80.03
New Jersey                                                    17     3,294,041        2.13      7.690         356      77.08
Michigan                                                      25     2,746,740        1.77      7.653         349      81.25
Massachusetts                                                 11     2,680,405        1.73      6.845         356      74.78
Nevada                                                        16     2,586,937        1.67      7.479         339      78.46
Ohio                                                          29     2,482,638        1.60      7.357         338      75.93
Maryland                                                      13     2,186,150        1.41      7.645         356      78.26
Colorado                                                      12     1,979,685        1.28      6.496         356      81.39
Other                                                        122    14,895,132        9.62      7.212         349      78.92
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38
Number of States/District of Columbia Represented: 39


16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Primary                                                      896   145,942,728       94.21      6.982         352      78.46
Investment                                                    53     8,037,924        5.19      7.408         354      76.59
Second Home                                                    6       931,515        0.60      7.067         357      81.78
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


17. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                      845   135,732,054       87.62      6.998         352      78.35
Condo                                                         65     9,834,700        6.35      7.080         356      80.27
2-4 Family                                                    45     9,345,414        6.03      7.018         355      76.78
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                          575    93,063,539       60.08      7.104         350      76.72
Purchase                                                     310    51,416,894       33.19      6.872         356      81.50
Refinance - Rate Term                                         70    10,431,734        6.73      6.770         351      77.85
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Full                                                         610    94,282,322       60.86      6.871         351      78.54
Stated Documentation                                         331    58,218,889       37.58      7.214         355      77.93
Limited                                                       14     2,410,956        1.56      7.141         335      82.70
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


20. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
500 - 524                                                     70     9,412,729        6.08      8.475         350      74.80
525 - 549                                                     98    14,007,724        9.04      7.880         353      74.60
550 - 574                                                    124    18,826,722       12.15      7.573         355      81.07
575 - 599                                                    132    21,210,497       13.69      6.932         351      78.21
600 - 624                                                    155    25,562,383       16.50      6.763         353      79.96
625 - 649                                                    174    28,882,535       18.64      6.673         349      78.25
650 - 674                                                    124    22,278,489       14.38      6.559         355      77.02
675 - 699                                                     28     5,370,187        3.47      6.632         354      82.72
700 - 724                                                     16     3,371,908        2.18      6.328         357      81.49
725 - 749                                                     17     3,064,100        1.98      6.163         349      77.13
750 - 774                                                     11     2,104,222        1.36      6.065         356      79.43
775 - 799                                                      6       820,669        0.53      6.088         356      79.39
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Minimum: 501
Maximum: 793
Non-Zero Weighted Average: 611


21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                            169    25,721,132       16.60      7.562         350      78.61
12                                                            23     4,360,279        2.81      7.028         353      71.77
24                                                           575    96,658,095       62.40      6.899         356      79.32
36                                                           188    28,172,661       18.19      6.853         341      75.94
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


22. Lien Position

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Position                                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                                     955   154,912,167      100.00      7.004         352      78.38
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


23. Interest Only Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Interest Only Term                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                            929   149,048,263       96.21      7.038         352      78.41
60                                                            26     5,863,904        3.79      6.147         357      77.70
----------------------------------------------------------------------------------------------------------------------------
Total:                                                       955   154,912,167      100.00      7.004         352      78.38


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such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent
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our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                MORGAN STANLEY
                                  MSAC 2004-HE8
                                     Group 3

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term


1. Summary Statistics

Number of Mortgage Loans: 2,793
Aggregate Principal Balance ($): 562,088,526
Weighted Average Current Mortgage Rate (%): 7.022
Non-Zero Weighted Average Margin (%): 5.616
Non-Zero Weighted Average Maximum Rate (%): 13.602
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 351
Weighted Average Combined Original LTV (%): 79.70
% First Liens: 100.00
% Owner Occupied: 93.75
% Purchase: 29.14
% Full Doc: 56.84
Weighted Average Credit Score: 616


2. Originator

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Originator                                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Aames                                                      1,432   244,748,391       43.54      7.214         354      78.74
New Century                                                1,361   317,340,136       56.46      6.874         350      80.44
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


3. Product Types

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Product Types                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                               13       818,819        0.15      7.321         117      63.38
Fixed - 15 Year                                              109    10,417,550        1.85      6.750         176      73.19
Fixed - 20 Year                                               42     5,629,250        1.00      6.768         236      77.68
Fixed - 25 Year                                                9       678,392        0.12      7.687         297      69.82
Fixed - 30 Year                                              692   137,497,260       24.46      6.656         356      75.58
ARM - 2 Year/6 Month                                       1,538   301,334,642       53.61      7.350         357      81.17
ARM - 3 Year/6 Month                                          88    18,202,258        3.24      6.788         357      79.54
ARM - 5 Year/6 Month                                          94    16,226,493        2.89      6.872         356      78.21
ARM - 2 Year IO/6 Month                                      182    63,042,516       11.22      6.545         356      83.61
ARM - 3 Year IO/6 Month                                       12     5,039,298        0.90      5.965         356      80.27
ARM - 5 Year IO/6 Month                                       13     2,868,149        0.51      6.452         356      80.83
ARM - 10 Year IO/1 Month                                       1       333,900        0.06      4.600         297      70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Interest Rates (%)                        Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 17     6,154,050        1.09      4.813         353      79.76
5.000 - 5.999                                                388   114,059,232       20.29      5.675         347      76.07
6.000 - 6.999                                                732   172,922,480       30.76      6.529         353      78.93
7.000 - 7.999                                                962   177,536,266       31.59      7.524         352      81.85
8.000 - 8.999                                                430    66,344,470       11.80      8.433         353      82.36
9.000 - 9.999                                                176    18,204,200        3.24      9.463         350      80.94
10.000 - 10.999                                               66     4,998,174        0.89     10.452         348      74.01
11.000 - 11.999                                               17     1,636,907        0.29     11.421         345      77.97
12.000 - 12.999                                                4       186,890        0.03     12.186         331      74.58
13.000 - 13.999                                                1        45,857        0.01     13.005         356      85.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 4.500
Maximum: 13.005
Weighted Average: 7.022


5. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Cut-off Date Principal Balances ($)             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                               95     4,240,215        0.75      8.920         318      70.09
50,001 - 75,000                                              370    23,363,851        4.16      8.103         329      77.45
75,001 - 100,000                                             354    30,875,590        5.49      7.623         334      77.90
100,001 - 125,000                                            319    35,859,355        6.38      7.593         352      79.71
125,001 - 150,000                                            258    35,348,434        6.29      7.404         351      79.25
150,001 - 175,000                                            183    29,657,845        5.28      7.277         350      79.46
175,001 - 200,000                                            143    26,861,184        4.78      7.106         356      78.08
200,001 - 225,000                                            120    25,549,956        4.55      7.235         355      78.95
225,001 - 250,000                                             97    23,081,891        4.11      7.178         353      78.91
250,001 - 275,000                                             75    19,685,467        3.50      7.191         356      78.59
275,001 - 300,000                                             66    18,955,821        3.37      7.152         356      77.40
300,001 - 325,000                                             41    12,781,753        2.27      7.102         354      83.09
325,001 - 350,000                                            127    43,283,276        7.70      6.812         354      80.74
350,001 - 375,000                                            133    48,079,367        8.55      6.686         355      82.20
375,001 - 400,000                                            121    46,982,156        8.36      6.849         353      82.43
400,001 - 425,000                                             86    35,388,099        6.30      6.631         355      81.57
425,001 - 450,000                                             54    23,751,599        4.23      6.719         356      77.56
450,001 - 475,000                                             38    17,662,184        3.14      6.343         348      82.23
475,001 - 500,000                                             58    28,474,622        5.07      6.529         356      79.37
500,001 - 750,000                                             55    32,205,862        5.73      6.064         353      77.57
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 32,920
Maximum: 746,693
Average: 201,249


6. Stated Original Term (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Stated Original Term (months)                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
120                                                           13       818,819        0.15      7.321         117      63.38
180                                                          109    10,417,550        1.85      6.750         176      73.19
240                                                           42     5,629,250        1.00      6.768         236      77.68
300                                                           10     1,012,292        0.18      6.669         297      69.88
360                                                        2,619   544,210,615       96.82      7.031         356      79.89
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 120
Maximum: 360
Weighted Average: 355


7. Range of Stated Remaining Terms (months)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Stated Remaining Terms (months)                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
109 - 120                                                     13       818,819        0.15      7.321         117      63.38
169 - 180                                                    109    10,417,550        1.85      6.750         176      73.19
229 - 240                                                     42     5,629,250        1.00      6.768         236      77.68
289 - 300                                                     10     1,012,292        0.18      6.669         297      69.88
349 - 360                                                  2,619   544,210,615       96.82      7.031         356      79.89
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 116
Maximum: 358
Weighted Average: 351


8. Range of Original Combined LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Original Combined LTV Ratios (%)                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
<= 10.00                                                       1        59,120        0.01      7.980         175       7.50
10.01 - 15.00                                                  1       153,352        0.03      5.750         356      11.85
15.01 - 20.00                                                  3       222,268        0.04      6.102         293      17.11
20.01 - 25.00                                                  8     1,153,220        0.21      6.853         355      22.66
25.01 - 30.00                                                  8       740,879        0.13      7.729         252      28.32
30.01 - 35.00                                                  7       446,297        0.08      7.059         336      31.56
35.01 - 40.00                                                  9       957,761        0.17      7.148         332      37.31
40.01 - 45.00                                                 22     3,951,402        0.70      6.941         340      42.87
45.01 - 50.00                                                 25     4,215,243        0.75      6.714         349      47.97
50.01 - 55.00                                                 33     5,401,662        0.96      6.948         342      52.67
55.01 - 60.00                                                 62    11,759,708        2.09      6.826         349      58.00
60.01 - 65.00                                                101    19,843,535        3.53      6.527         350      63.27
65.01 - 70.00                                                230    43,208,456        7.69      6.929         349      68.61
70.01 - 75.00                                                274    55,242,128        9.83      7.019         349      73.87
75.01 - 80.00                                                981   187,640,012       33.38      6.836         352      79.55
80.01 - 85.00                                                376    82,953,168       14.76      7.114         351      84.24
85.01 - 90.00                                                449   104,603,826       18.61      7.182         353      89.60
90.01 - 95.00                                                183    34,878,938        6.21      7.702         356      94.73
95.01 - 100.00                                                20     4,657,552        0.83      8.146         356     100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 7.50
Maximum: 100.00
Weighted Average: 79.70


9. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Gross Margins (%)                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
<= 3.500                                                       2       449,100        0.08      5.190         312      75.13
5.001 - 5.500                                              1,164   239,861,178       42.67      6.861         356      82.02
5.501 - 6.000                                                489   118,271,129       21.04      7.354         357      82.57
6.001 - 6.500                                                189    34,543,975        6.15      7.981         356      77.16
6.501 - 7.000                                                 84    13,921,874        2.48      8.542         356      69.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 1.000
Maximum: 7.000
Non-Zero Weighted Average: 5.616


10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Minimum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
<=5.000                                                       18     6,654,050        1.18      4.827         353      79.55
5.001 - 5.500                                                 38    10,043,572        1.79      5.360         356      78.15
5.501 - 6.000                                                151    45,781,447        8.14      5.824         356      78.79
6.001 - 6.500                                                235    62,533,893       11.13      6.302         356      79.13
6.501 - 7.000                                                284    69,319,792       12.33      6.789         356      81.27
7.001 - 7.500                                                309    66,451,420       11.82      7.301         357      82.95
7.501 - 8.000                                                390    74,624,583       13.28      7.771         357      83.22
8.001 - 8.500                                                187    32,047,366        5.70      8.276         356      84.09
8.501 - 9.000                                                138    21,393,657        3.81      8.762         356      81.02
9.001 - 9.500                                                 66     8,024,851        1.43      9.237         357      82.67
9.501 - 10.000                                                61     6,221,450        1.11      9.758         356      79.13
10.001 -10.500                                                17     1,458,322        0.26     10.233         356      76.00
10.501 - 11.000                                               21     1,443,167        0.26     10.713         357      71.91
11.001 - 11.500                                                5       527,511        0.09     11.374         357      83.22
11.501 - 12.000                                                4       327,565        0.06     11.676         357      74.50
12.001 - 12.500                                                3       148,754        0.03     12.181         355      74.47
13.001 - 13.500                                                1        45,857        0.01     13.005         356      85.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 4.500
Maximum: 13.005
Non-Zero Weighted Average: 7.155


11. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Range of Maximum Mortgage Rates (%)                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
<= 12.500                                                    357    84,188,809       14.98      6.000         356      77.94
12.501 - 13.000                                              244    60,145,502       10.70      6.421         356      79.51
13.001 - 13.500                                              205    48,985,487        8.71      6.835         356      80.99
13.501 - 14.000                                              275    61,940,773       11.02      7.314         356      82.60
14.001 - 14.500                                              251    55,010,855        9.79      7.553         357      84.40
14.501 - 15.000                                              287    53,972,578        9.60      8.028         357      83.55
15.001 - 15.500                                              144    22,310,844        3.97      8.524         357      84.13
15.501 - 16.000                                               91    12,794,482        2.28      9.106         356      81.86
16.001 - 16.500                                               28     3,787,033        0.67      9.519         357      81.58
16.501 - 17.000                                               21     1,899,880        0.34     10.175         357      76.69
17.001 - 17.500                                                6       588,917        0.10     10.917         356      83.80
17.501 - 18.000                                               11       892,612        0.16     10.941         357      68.17
18.001 - 18.500                                                5       327,077        0.06     11.754         356      72.03
18.501 - 19.000                                                2       156,550        0.03     11.550         357      68.49
19.001 - 19.500                                                1        45,857        0.01     13.005         356      85.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 10.330
Maximum: 19.005
Non-Zero Weighted Average: 13.602


12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Initial Periodic Cap (%)                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
1                                                              2       519,104        0.09      8.792         357      46.57
1.5                                                          771   200,469,139       35.67      7.111         357      83.23
3                                                          1,048   186,964,372       33.26      7.233         356      79.68
5                                                            107    19,094,642        3.40      6.809         356      78.61
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.353


13. Subsequent Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Subsequent Periodic Cap (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
1                                                          1,156   206,244,217       36.69      7.202         356      79.51
1.5                                                          771   200,469,139       35.67      7.111         357      83.23
3                                                              1       333,900        0.06      4.600         297      70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.248


14. Next Rate Adjustment Dates

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Next Rate Adjustment Dates                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             865   155,041,271       27.58      6.674         338      75.41
Nov-04                                                         1       333,900        0.06      4.600         297      70.00
Mar-06                                                         1       116,339        0.02      8.450         353      95.00
Apr-06                                                         7     1,692,025        0.30      6.659         354      87.29
May-06                                                        88    15,671,861        2.79      7.160         355      74.87
Jun-06                                                       730   154,002,360       27.40      7.210         356      81.20
Jul-06                                                       892   192,646,008       34.27      7.220         357      82.40
Aug-06                                                         2       248,566        0.04      6.156         358      80.00
Apr-07                                                         1       360,000        0.06      6.500         354      90.00
May-07                                                         1       647,278        0.12      6.950         355      21.67
Jun-07                                                        44     9,849,891        1.75      6.574         356      79.49
Jul-07                                                        54    12,384,387        2.20      6.623         357      82.59
Apr-09                                                         2       273,655        0.05      7.167         354      60.11
May-09                                                         7       808,436        0.14      6.758         355      66.55
Jun-09                                                        59    10,521,061        1.87      6.813         356      79.39
Jul-09                                                        39     7,491,490        1.33      6.797         357      79.48
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


15. Geographic Distribution of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Geographic Distribution of Mortgaged Properties          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
California                                                   667   219,300,724       39.02      6.567         354      78.25
Florida                                                      429    66,557,370       11.84      7.137         353      80.54
New York                                                     154    42,537,014        7.57      7.017         354      78.00
Texas                                                        285    30,446,513        5.42      7.429         331      78.78
New Jersey                                                    75    19,665,112        3.50      7.295         350      81.52
Illinois                                                      83    14,165,033        2.52      7.919         355      82.95
Washington                                                    67    13,435,224        2.39      6.802         355      79.96
Massachusetts                                                 49    12,264,640        2.18      6.893         349      79.90
Nevada                                                        51    11,521,679        2.05      6.984         353      82.02
Maryland                                                      54    10,611,933        1.89      7.636         346      79.84
Michigan                                                      86    10,150,101        1.81      7.931         354      82.98
Virginia                                                      47     9,693,792        1.72      7.413         355      82.38
Ohio                                                          82     8,965,553        1.60      7.821         349      86.03
Connecticut                                                   41     8,303,915        1.48      7.464         352      82.67
Minnesota                                                     40     8,216,421        1.46      7.031         351      80.45
Other                                                        583    76,253,502       13.57      7.501         347      81.01
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Number of States/District of Columbia Represented: 49


16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Occupancy                                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Primary                                                    2,575   526,955,963       93.75      6.986         351      79.71
Investment                                                   191    29,970,667        5.33      7.618         350      79.36
Second Home                                                   27     5,161,896        0.92      7.268         356      81.29
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


17. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Property Type                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    2,335   456,014,050       81.13      7.034         351      79.53
2-4 Family                                                   165    38,525,353        6.85      7.245         353      78.99
Planned Unit Development                                     135    38,252,376        6.81      6.744         348      81.70
Condo                                                        158    29,296,748        5.21      6.907         352      80.74
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Loan Purpose                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        1,775   360,263,137       64.09      7.025         350      77.99
Purchase                                                     784   163,776,123       29.14      7.022         356      83.73
Refinance - Rate Term                                        234    38,049,266        6.77      7.005         345      78.55
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


19. Documentation Level

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Documentation Level                                      Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
Full                                                       1,701   319,491,533       56.84      6.826         351      79.60
Stated Documentation                                       1,010   220,674,357       39.26      7.328         352      79.86
Limited                                                       82    21,922,637        3.90      6.808         353      79.63
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


20. Credit Score

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Credit Score                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
500 - 524                                                    191    31,600,443        5.62      8.412         355      73.59
525 - 549                                                    291    44,728,728        7.96      8.058         355      76.86
550 - 574                                                    323    57,640,065       10.25      7.634         355      80.00
575 - 599                                                    485    96,323,252       17.14      7.110         352      80.67
600 - 624                                                    459    97,249,612       17.30      6.817         351      81.01
625 - 649                                                    411    81,204,485       14.45      6.781         352      80.83
650 - 674                                                    311    71,755,581       12.77      6.545         351      79.98
675 - 699                                                    161    39,847,013        7.09      6.364         344      80.39
700 - 724                                                     55    12,902,600        2.30      6.079         346      78.52
725 - 749                                                     66    19,546,126        3.48      6.288         346      78.82
750 - 774                                                     21     5,314,076        0.95      6.178         341      79.06
775 - 799                                                     17     3,473,771        0.62      6.433         336      77.34
800 +                                                          2       502,774        0.09      5.500         356      55.31
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Minimum: 500
Maximum: 817
Non-Zero Weighted Average: 616


21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Prepayment Penalty Term                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                            734   136,108,786       24.21      7.568         349      79.49
12                                                            92    24,058,439        4.28      6.669         352      79.28
24                                                         1,240   259,383,657       46.15      7.037         356      81.81
36                                                           727   142,537,644       25.36      6.534         345      76.13
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


22. Lien Position

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Position                                                 Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   2,793   562,088,526      100.00      7.022         351      79.70
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70


23. Interest Only Term

----------------------------------------------------------------------------------------------------------------------------
                                                                                   % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                    Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                         Number      Cut-off      Cut-off    Average     Average    Average
                                                           of         Date         Date       Gross     Remaining     Comb
                                                        Mortgage    Principal    Principal   Interest     Term      Original
Interest Only Term                                       Loans     Balance ($)    Balance    Rate (%)   (months)      LTV
----------------------------------------------------------------------------------------------------------------------------
0                                                          2,585   490,804,663       87.32      7.100         351      79.19
24                                                           139    52,013,458        9.25      6.541         356      84.37
36                                                            12     5,039,298        0.90      5.965         356      80.27
60                                                            56    13,897,208        2.47      6.539         356      80.20
120                                                            1       333,900        0.06      4.600         297      70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                                     2,793   562,088,526      100.00      7.022         351      79.70



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




                         MORGAN STANLEY
                         MSAC 2004-HE8
                      Interest Only Loans

Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term



1. Summary Statistics

Number of Mortgage Loans: 655
Aggregate Principal Balance ($): 164,813,034
Weighted Average Current Mortgage Rate (%): 6.522
Non-Zero Weighted Average Margin (%): 5.439
Non-Zero Weighted Average Maximum Rate (%): 13.386
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 82.25
% First Liens: 100.00
% Owner Occupied: 99.24
% Purchase: 41.58
% Full Doc: 59.60
Weighted Average Credit Score: 621





2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Originator                           Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Aames                                   82     19,761,112          11.99          6.423            356          79.46            655
New Century                            573    145,051,922          88.01          6.535            356          82.63            617
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




3. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Product Types                        Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year IO/6 Month                582    147,223,439          89.33          6.553            356          82.55            621
ARM - 3 Year IO/6 Month                 57     13,790,046           8.37          6.328            356          79.92            615
ARM - 5 Year IO/6 Month                 13      2,868,149           1.74          6.452            356          80.83            656
ARM - 10 Year IO/1 Month                 3        931,400           0.57          4.674            296          73.49            682
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Gross                    Mortgage      Principal      Principal       Interest           Term       Original           FICO
Interest Rates (%)                   Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                           27      8,435,103           5.12          4.841            350          77.23            646
5.000 - 5.999                          127     34,592,333          20.99          5.722            356          77.80            621
6.000 - 6.999                          327     80,608,513          48.91          6.518            356          82.53            625
7.000 - 7.999                          147     35,714,032          21.67          7.435            356          86.00            611
8.000 - 8.999                           26      5,116,303           3.10          8.211            356          89.09            599
9.000 - 9.999                            1        346,750           0.21          9.000            356          95.00            612
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500
Maximum: 9.000
Weighted Average: 6.522
------------------------------------------------------------------------------------------------------------------------------------




5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Cut-off Date             Mortgage      Principal      Principal       Interest           Term       Original           FICO
Principal Balances ($)               Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                          7        470,698           0.29          7.418            356          85.23            597
75,001 - 100,000                        30      2,714,230           1.65          6.786            357          80.54            633
100,001 - 125,000                       33      3,699,428           2.24          6.956            356          81.59            617
125,001 - 150,000                       66      9,145,680           5.55          6.553            356          81.00            626
150,001 - 175,000                       50      8,056,923           4.89          6.648            357          78.44            624
175,001 - 200,000                       55     10,412,183           6.32          6.647            357          82.39            618
200,001 - 225,000                       47     10,012,291           6.07          6.720            356          82.11            616
225,001 - 250,000                       59     14,084,168           8.55          6.616            356          81.00            630
250,001 - 275,000                       67     17,670,151          10.72          6.387            356          82.13            622
275,001 - 300,000                       47     13,555,388           8.22          6.426            355          80.64            620
300,001 - 325,000                       37     11,623,493           7.05          6.443            355          82.49            614
325,001 - 350,000                       30     10,202,579           6.19          6.538            354          83.28            620
350,001 - 375,000                       36     13,002,998           7.89          6.432            356          82.14            629
375,001 - 400,000                       34     13,131,761           7.97          6.606            356          84.71            626
400,001 - 425,000                       16      6,596,382           4.00          6.471            356          85.49            616
425,001 - 450,000                       12      5,284,234           3.21          6.516            356          83.93            602
450,001 - 475,000                        8      3,720,396           2.26          6.349            356          85.65            640
475,001 - 500,000                       12      5,901,953           3.58          6.282            356          83.60            612
500,001 - 750,000                        9      5,528,099           3.35          6.209            356          81.09            615
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60,000
Maximum: 667,250
Average: 251,623
------------------------------------------------------------------------------------------------------------------------------------




6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Stated Original                   Mortgage      Principal      Principal       Interest           Term       Original           FICO
Term (months)                        Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
300                                      3        931,400           0.57          4.674            296          73.49            682
360                                    652    163,881,634          99.43          6.532            356          82.30            621
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------------------------------




7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Stated                   Mortgage      Principal      Principal       Interest           Term       Original           FICO
Remaining Terms (months)             Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
289 - 300                                3        931,400           0.57          4.674            296          73.49            682
349 - 360                              652    163,881,634          99.43          6.532            356          82.30            621
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 296
Maximum: 357
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------------




8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Combined                 Mortgage      Principal      Principal       Interest           Term       Original           FICO
Original LTV Ratios (%)              Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                            1        154,785           0.09          6.075            357          26.18            690
30.01 - 35.00                            1        130,500           0.08          6.990            356          34.80            591
35.01 - 40.00                            1        200,000           0.12          7.500            357          38.10            583
40.01 - 45.00                            1        145,000           0.09          4.500            356          41.43            615
45.01 - 50.00                            3        739,000           0.45          5.727            356          48.15            608
50.01 - 55.00                            2        267,311           0.16          6.580            356          52.84            594
55.01 - 60.00                           10      2,527,500           1.53          5.983            349          57.76            614
60.01 - 65.00                           13      2,948,950           1.79          6.277            356          63.88            598
65.01 - 70.00                           30      7,614,609           4.62          5.989            354          68.69            612
70.01 - 75.00                           28      8,439,462           5.12          6.003            356          73.92            609
75.01 - 80.00                          277     62,743,930          38.07          6.285            357          79.77            635
80.01 - 85.00                           93     26,407,211          16.02          6.593            356          84.27            605
85.01 - 90.00                          144     39,673,720          24.07          6.952            356          89.62            615
90.01 - 95.00                           51     12,821,057           7.78          7.074            356          94.82            632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 26.18
Maximum: 95.00
Weighted Average: 82.25
------------------------------------------------------------------------------------------------------------------------------------




9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Range of Gross Margins (%)           Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
< = 3.500                                4      1,050,400           0.64          5.172            319          78.31            656
3.501 - 4.000                            1        276,200           0.17          4.850            296          58.52            682
5.001 - 5.500                          443    106,259,954          64.47          6.358            356          82.00            627
5.501 - 6.000                          198     54,601,730          33.13          6.887            356          82.95            609
6.001 - 6.500                            7      2,002,250           1.21          6.143            357          82.35            615
6.501 - 7.000                            2        622,500           0.38          6.664            357          79.68            590
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.700
Non-Zero Weighted Average: 5.439
------------------------------------------------------------------------------------------------------------------------------------




10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Minimum                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Mortgage Rates (%)                   Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
<=5.000                                 28      8,935,103           5.42          4.850            350          77.21            645
5.001 - 5.500                           22      5,889,811           3.57          5.344            356          79.38            630
5.501 - 6.000                          110     29,869,354          18.12          5.824            356          77.91            619
6.001 - 6.500                          173     41,654,723          25.27          6.310            356          81.20            630
6.501 - 7.000                          158     39,700,574          24.09          6.789            356          84.00            621
7.001 - 7.500                           84     20,971,446          12.72          7.300            356          84.97            610
7.501 - 8.000                           59     13,258,221           8.04          7.768            356          88.01            607
8.001 - 8.500                           15      3,350,203           2.03          8.165            357          89.24            599
8.501 - 9.000                            6      1,183,600           0.72          8.737            356          89.69            597
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.500
Maximum: 9.000
Non-Zero Weighted Average: 6.522
------------------------------------------------------------------------------------------------------------------------------------




11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Range of Maximum                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Mortgage Rates (%)                   Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
<= 12.500                              101     27,255,926          16.54          5.563            354          78.32            648
12.501 - 13.000                        104     28,318,440          17.18          5.917            356          78.49            618
13.001 - 13.500                        157     37,317,343          22.64          6.382            356          81.52            623
13.501 - 14.000                        145     36,989,935          22.44          6.818            357          84.13            617
14.001 - 14.500                         72     18,196,046          11.04          7.299            356          85.57            608
14.501 - 15.000                         55     12,201,541           7.40          7.770            356          88.67            606
15.001 - 15.500                         15      3,350,203           2.03          8.165            357          89.24            599
15.501 - 16.000                          6      1,183,600           0.72          8.737            356          89.69            597
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.680
Maximum: 16.000
Non-Zero Weighted Average: 13.386
------------------------------------------------------------------------------------------------------------------------------------




12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Initial Periodic Cap (%)             Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
1.5                                    570    144,120,522          87.44          6.547            356          82.69            616
3                                       72     17,824,363          10.81          6.326            353          78.93            657
5                                       13      2,868,149           1.74          6.452            356          80.83            656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500
Maximum: 5.000
Non-Zero Weighted Average: 1.723
------------------------------------------------------------------------------------------------------------------------------------




13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Subsequent Periodic Cap (%)          Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
1                                       82     19,761,112          11.99          6.423            356          79.46            655
1.5                                    570    144,120,522          87.44          6.547            356          82.69            616
3                                        3        931,400           0.57          4.674            296          73.49            682
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.449
------------------------------------------------------------------------------------------------------------------------------------




14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Next Rate Adjustment Dates           Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Nov-04                                   3        931,400           0.57          4.674            296          73.49            682
Apr-06                                   4      1,321,892           0.80          6.000            354          87.62            646
May-06                                  12      3,721,104           2.26          6.236            355          81.43            616
Jun-06                                 295     77,969,448          47.31          6.519            356          82.14            616
Jul-06                                 271     64,210,995          38.96          6.624            357          83.00            626
Apr-07                                   1        360,000           0.22          6.500            354          90.00            627
Jun-07                                  31      8,116,421           4.92          6.179            356          78.85            613
Jul-07                                  25      5,313,625           3.22          6.543            357          80.87            617
Jun-09                                   6      1,556,650           0.94          6.593            356          83.09            669
Jul-09                                   7      1,311,499           0.80          6.285            357          78.15            641
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Geographic Distribution           Mortgage      Principal      Principal       Interest           Term       Original           FICO
of Mortgaged Properties              Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
California                             340     99,626,839          60.45          6.374            356          81.62            623
Florida                                 40      7,723,030           4.69          6.519            357          84.11            626
Washington                              30      6,422,700           3.90          6.397            357          81.68            627
Arizona                                 31      5,654,311           3.43          6.551            353          86.18            625
Virginia                                21      5,382,453           3.27          6.987            356          83.01            612
New York                                18      4,518,199           2.74          6.623            357          80.19            607
Nevada                                  20      4,346,265           2.64          6.589            356          82.27            622
Maryland                                19      4,014,484           2.44          6.914            356          83.30            613
Massachusetts                           12      3,442,444           2.09          6.919            357          81.88            620
Colorado                                16      2,738,671           1.66          6.617            356          85.12            619
New Jersey                               9      2,401,150           1.46          6.962            356          80.56            616
Oregon                                  15      2,380,063           1.44          6.589            356          83.08            628
Illinois                                 8      2,373,650           1.44          7.234            357          83.30            618
Minnesota                                9      1,858,071           1.13          6.896            357          83.74            610
Michigan                                 9      1,507,340           0.91          7.818            357          86.46            615
Other                                   58     10,423,365           6.32          6.843            356          83.65            618
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 37
------------------------------------------------------------------------------------------------------------------------------------




16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Occupancy                            Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                650    163,568,154          99.24          6.519            356          82.19            621
Second Home                              4        856,080           0.52          7.234            357          89.00            650
Investment                               1        388,800           0.24          6.050            354          90.00            638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Property Type                        Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                484    122,261,044          74.18          6.527            356          81.92            621
Planned Unit Development                87     22,358,022          13.57          6.461            355          84.42            612
Condo                                   66     14,869,798           9.02          6.495            355          81.12            637
2-4 Family                              18      5,324,170           3.23          6.739            357          83.80            621
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Loan Purpose                         Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    352     91,208,883          55.34          6.553            356          82.09            613
Purchase                               278     68,534,265          41.58          6.462            356          82.43            632
Refinance - Rate Term                   25      5,069,886           3.08          6.767            356          82.56            632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Documentation Level                  Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Full                                   411     98,224,206          59.60          6.253            356          82.23            629
Stated Documentation                   217     58,920,697          35.75          6.956            356          82.20            609
Limited                                 27      7,668,132           4.65          6.621            356          82.86            625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Credit Score                         Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                2        470,050           0.29          6.205            357          80.80            559
575 - 599                              227     59,158,900          35.89          6.703            356          80.84            590
600 - 624                              173     43,418,069          26.34          6.577            356          83.69            611
625 - 649                              117     27,116,470          16.45          6.459            356          83.48            637
650 - 674                               80     20,608,443          12.50          6.208            356          82.02            662
675 - 699                               45     11,204,873           6.80          6.186            352          81.52            684
700 - 724                                1        244,800           0.15          5.875            357          80.00            704
725 - 749                                4      1,064,000           0.65          6.514            357          85.33            740
750 - 774                                3        836,000           0.51          5.968            357          80.00            763
775 - 799                                3        691,430           0.42          5.980            356          82.67            784
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 551
Maximum: 786
Non-Zero Weighted Average: 621
------------------------------------------------------------------------------------------------------------------------------------




21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Prepayment Penalty Term              Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
0                                       89     22,908,954          13.90          7.008            354          82.43            624
12                                      11      3,573,125           2.17          6.958            356          86.44            625
24                                     499    124,517,509          75.55          6.450            356          82.32            621
36                                      56     13,813,446           8.38          6.250            356          80.19            623
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25
------------------------------------------------------------------------------------------------------------------------------------




22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
Lien                              Mortgage      Principal      Principal       Interest           Term       Original           FICO
Position                             Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                               655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------




23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                                Aggregate      Aggregate       Weighted       Weighted       Weighted
                                    Number        Cut-off        Cut-off        Average        Average        Average       Weighted
                                        of           Date           Date          Gross      Remaining           Comb        Average
                                  Mortgage      Principal      Principal       Interest           Term       Original           FICO
Interest Only Term                   Loans    Balance ($)        Balance       Rate (%)       (months)            LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
24                                     515    130,883,725          79.41          6.569            356          82.91            617
36                                      55     13,236,796           8.03          6.333            356          80.43            613
60                                      82     19,761,112          11.99          6.423            356          79.46            655
120                                      3        931,400           0.57          4.674            296          73.49            682
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 655    164,813,034         100.00          6.522            356          82.25            621
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               % of pool    average LTV    LTV above 80%    LTV above 90%    % full doc
---------------------------------------------------------------------------------------------------------
A         FICO below 600           40.97          78.35            39.02             4.47          63.6
          FICO below 580           27.07          77.61            36.51             3.68          65.2
          FICO below 560           18.65          76.68            30.96             1.99         64.17

                              % owner occ    ave wac    % below 100k    % above 500k      % IO    ave DTI     DTI > 45%
------------------------------------------------------------------------------------------------------------------------
A         FICO below 600            96.17      7.563           13.52            1.09     10.42      40.69         37.98
          FICO below 580            96.58      7.864           14.73            0.17      0.23      40.91          39.9
          FICO below 560            97.34      8.017           15.42            0.25      0.08      40.94         38.83

                               % of pool    average LTV        FICO <600       FICO < 575    % full doc    % owner occ    ave wac
-----------------------------------------------------------------------------------------------------------------------------------
B          LTV above 85%              26           91.8             29.4            12.24         53.99          90.62      7.447
           LTV above 90%            8.66          96.09            21.13             9.86          59.5          99.84      7.913
           LTV above 95%            2.28          99.94             7.29             0.29         50.93            100      8.882

                             % below 100k    % above 500k      % IO    ave DTI     DTI > 45%    LTV above 80%    LTV above 90%
------------------------------------------------------------------------------------------------------------------------------
B          LTV above 85%            11.52            1.42     14.46      40.68         36.64              100            33.31
           LTV above 90%            17.56               0      10.6      41.53         39.47              100              100
           LTV above 95%            41.18               0         0      42.02         39.03              100              100

                               % of pool    average LTV        FICO <600       FICO < 575    % full doc    % owner occ    ave wac
-----------------------------------------------------------------------------------------------------------------------------------
C            DTI > 40%             58.22          80.24            41.94            25.46         57.38          93.69      7.025
             DTI > 45%             36.35          80.06            42.82            27.04         59.03          92.63      7.027
             DTI > 50%              5.47          73.07             57.1            41.86         82.23          92.67      6.941

                                % below 100k    % above 500k      % IO    ave DTI     DTI > 45%    LTV above 80%    LTV above 90%
---------------------------------------------------------------------------------------------------------------------------------
C            DTI > 40%                  8.54            2.41     11.79      46.44         62.43            41.48             9.67
             DTI > 45%                  8.35            2.67     10.13      48.62           100            41.32              9.4
             DTI > 50%                  7.59            0.66      3.12      52.66           100            20.54             1.76

D          Non Owner Occ       % of pool    average LTV        FICO <600       FICO < 575    % full doc    % owner occ    ave wac
-----------------------------------------------------------------------------------------------------------------------------------
            Stated Docs            56.18          80.64            16.72             7.28             0              0      7.586
         Loans below 100k          15.68          79.94            28.78            17.17         48.35              0      7.986
             IO Loans               1.24          89.31            24.58                0         80.19              0      6.864

D          Non Owner Occ        % below 100k    % above 500k      % IO    ave DTI     DTI > 45%        LTV > 80%        LTV > 90%
---------------------------------------------------------------------------------------------------------------------------------
            Stated Docs                13.11               0      0.44       37.5         33.87            50.57                0
         Loans below 100k                100               0      0.54      37.89         34.31            48.92                0
             IO Loans                   6.88               0       100      39.43          37.3            93.12                0

E When do IOs reset

                                                                                         Remaining
         Months to next reset            Count    Balance ($)    % of Balance    WAC       Term      WA LTV    WA FICO
-----------------------------------------------------------------------------------------------------------------------------
         1                                   3         931,400           0.57    4.674         296    73.49         682
         18                                  4       1,321,892            0.8        6         354    87.62         646
         19                                 12       3,721,104           2.26    6.236         355    81.43         616
         20                                295      77,969,448          47.31    6.519         356    82.14         616
         21                                271      64,210,995          38.96    6.624         357       83         626
         30                                  1         360,000           0.22      6.5         354       90         627
         32                                 31       8,116,421           4.92    6.179         356    78.85         613
         33                                 25       5,313,625           3.22    6.543         357    80.87         617
         56                                  6       1,556,650           0.94    6.593         356    83.09         669
         57                                  7       1,311,499            0.8    6.285         357    78.15         641
-----------------------------------------------------------------------------------------------------------------------------
         Total:                            655     164,813,034            100    6.522         356    82.25         621
-----------------------------------------------------------------------------------------------------------------------------

G Summary of pool per NC grades

                                                                                         Remaining
         New Century Credit Grade        Count    Balance ($)    % of Balance    WAC       Term      WA LTV    WA FICO
-----------------------------------------------------------------------------------------------------------------------------
         A                                 299      47,456,372            3.4    7.175         352    77.65         590
         AA                              3,866     708,894,996          50.75     6.81         349    81.71         634
         A-                                670     105,584,654           7.56    7.429         353    76.89         575
         A+                              2,312     404,995,125          28.99     6.95         353    79.52         612
         B                                 498      78,591,136           5.63     7.88         355    75.39         565
         C                                 318      45,583,654           3.26    8.308         355    69.58         556
         C-                                 30       4,804,096           0.34     9.77         356    66.58         549
         FICO                                3         931,400           0.07    4.674         296    73.49         682
-----------------------------------------------------------------------------------------------------------------------------
         Total:                          7,996   1,396,841,434            100    7.028         351    79.76         615
-----------------------------------------------------------------------------------------------------------------------------

H What are top 10 cities and average strats for each

         Top 10 Cities of Overall Pool   Loans    Balance ($)      Balance      Rate (%) (months)     LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
         Los Angeles CA                    142      35,867,592           2.57    6.875         353    76.88         618
         Miami FL                          188      32,787,673           2.35    6.889         350    81.14         619
         Las Vegas NV                       93      18,654,369           1.34    7.027         351    80.57         614
         Chicago IL                        101      17,192,040           1.23    7.665         354    81.55         615
         Sacramento CA                      72      13,625,771           0.98    7.024         355    81.43         614
         San Jose CA                        33      11,656,949           0.83    6.263         356    80.53         642
         Riverside CA                       47       9,857,710           0.71    6.441         354    76.46         639
         Brooklyn NY                        33       9,240,639           0.66    6.967         357    75.67         621
         San Diego CA                       31       8,914,434           0.64    6.452         356    74.98         627
         Houston TX                        100       8,647,004           0.62    7.791         327    79.13         606
         Other                           7,156   1,230,397,252          88.08    7.038         351    79.84         615
-----------------------------------------------------------------------------------------------------------------------------
         Total:                          7,996   1,396,841,434            100    7.028         351    79.76         615
-----------------------------------------------------------------------------------------------------------------------------

I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

                                                                                    % non-
                                                           % stated                 owner     % Fico Less
LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   Doctype    % IO Loans   Occupied    Than 600
---------------------------------------------------------------------------------------------------------
LTV > 90     862   120,977,778           8.66      7.913      36.52         10.6       0.16         21.13

J What is max LTV for stated income and minimum FICO for stated income?
  Max LTV for Stated Income Documentation: 100.00
  Min Fico for Stated Income Documentation: 500

K What is min FICO for loans above 90% LTV
  Min Fico for ltv greater than 90: 539
L Seasoning hisotry - any over 3m?
M For loans below 100k do for D above but for top 5 MSAs

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
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including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information
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Information contained in this material is current as of the date appearing on
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any securities discussed herein supercedes all prior information regarding such
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.

                             MSAC 2004-HE8                             Data

Collateral Characteristics   Pool Balance            $     1,396,841,433.92
                             # of Loans              #                 7996
                             Avg Prin Balance        $           174,692.53
                             WAC                     %                7.028
                             WA Net Rate             %                6.508
                             WAM                     #                  351
                             Seasoning               #                  3.5
                             Second Liens            %                0.713
                             WA CLTV                 %               79.763
                             WA FICO                 #                  615
                             Prepay Penalties        %                78.04
Arm Characteristics          WAC (Arms only)         %                7.184
                             WAM (Arms only)         #                  357
                             WA Margin               %                5.598
                             WA Initial Cap          %                2.003
                             WA Periodic Cap         %                1.343
                             WA Cap                  %                 6.67
                             WA Months to Roll       #                   22
Loan Type                    Fixed                   %                24.30
                             Balloons                %                 0.00
                             2/28 Arms               %                69.50
                             3/27 Arms               %                 4.77
                             Other Hybrid Arms       %                 1.43
Index                        1-Month LIBOR           %                 0.07
                             6-Month LIBOR           %                75.64
                             Other Index             %                24.30
Loan Purpose                 Purchase                %                29.32
                             Cash-Out Refi           %                64.66
                             Rate-Term Refi          %                 6.02
                             Debt Consolidation      %                    0
Occupancy Status             Owner                   %               92.819
                             Second Home             %                 0.75
                             Investor                %                 6.43
Property Type                Single Family           %                78.28
                             2-4 Family              %                 8.37
                             PUD                     %                 7.61
                             MH                      %                 0.00
                             Condo                   %                 5.74
Doc Type                     Full Doc                %                57.16
                             Stated Doc              %                39.14
                             Limited Doc             %                 3.70
                             No Doc                  %                    0
MI Data                      MI Flag               Y/N                    N
                             % of Pool Covered       %                  N/A
                             Effective LTV           %                  N/A
FICO Distribution            FICO <460               %                 0.00
                             FICO 460-479            %                 0.00
                             FICO 480-499            %                 0.00
                             FICO 500-519            %                 4.48
                             FICO 520-539            %                 6.23
                             FICO 540-559            %                 7.94
                             FICO 560-579            %                 8.42
                             FICO 580-599            %                13.90
                             FICO 600-619            %                12.73
                             FICO 620-639            %                12.47
                             FICO 640-659            %                11.95
                             FICO 660-679            %                 9.10
                             FICO 680-699            %                 5.32
                             FICO 700-719            %                 2.68
                             FICO 720-739            %                 2.04
                             FICO 740-759            %                 1.64
                             FICO >760               %                 1.10

LTV Distribution             LTV <20                 %                0.035
                             LTV 20.01-30            %                0.237
                             LTV 30.01-40            %                0.482
                             LTV 40.01-50            %                1.616
                             LTV 50.01-60            %                3.577
                             LTV 60.01-70            %               11.237
                             LTV 70.01-80            %               42.001
                             LTV 80.01-90            %               32.154
                             LTV 90.01-100           %                8.661
                             LTV >100                %                0.000

                                                                 Data      Data
Loan Balance Distribution        $ 0-25,000             # & %      21      0.034
                                 $ 25,001-50,000        # & %     316      0.925
                                 $ 50,001-75,000        # & %     820      3.690
                                 $ 75,001-100,000       # & %    1027      6.469
                                 $ 100,001-150,000      # & %    1911     17.053
                                 $ 150,001-200,000      # & %    1317     16.457
                                 $ 200,001-250,000      # & %     910     14.632
                                 $ 250,001-300,000      # & %     655     12.818
                                 $ 300,001-350,000      # & %     419      9.736
                                 $ 350,001-400,000      # & %     290      7.747
                                 $ 400,001-450,000      # & %     154      4.656
                                 $ 450,001-500,000      # & %     101      3.477
                                 $ 500,001-550,000      # & %      18      0.677
                                 $ 550,001-600,000      # & %      16      0.661
                                 $ 600,001-650,000      # & %      16      0.719
                                 $ 650,001-700,000      # & %       4      0.195
                                 $ 700,001-750,000      # & %       1      0.053
                                 $ 750,001-800,000      # & %       0      0.000
                                 $ 800,001-850,000      # & %       0      0.000
                                 $ 850,001-900,000      # & %       0      0.000
                                 $ 900,001-950,000      # & %       0      0.000
                                 $ 950,001-1,000,000    # & %       0      0.000
                                 > $ 1,000,001          # & %       0      0.000

Geographic Distribution      Alabama                 %                0.124
                             Alaska                  %                0.135
                             Arizona                 %                1.648
                             Arkansas                %                0.171
                             California              %               35.760
                             Colorado                %                1.172
                             Connecticut             %                1.352
                             Delaware                %                0.127
                             District of Columbia    %                0.239
                             Florida                 %               10.890
                             Georgia                 %                1.233
                             Hawaii                  %                1.487
                             Idaho                   %                0.234
                             Illinois                %                3.172
                             Indiana                 %                0.652
                             Iowa                    %                0.215
                             Kansas                  %                0.263
                             Kentucky                %                0.287
                             Louisiana               %                0.297
                             Maine                   %                0.456
                             Maryland                %                1.994
                             Massachusetts           %                2.802
                             Michigan                %                2.137
                             Minnesota               %                1.635
                             Mississippi             %                0.148
                             Missouri                %                0.768
                             Montana                 %                0.163
                             Nebraska                %                0.146
                             Nevada                  %                2.203
                             New Hampshire           %                0.547
                             New Jersey              %                3.398
                             New Mexico              %                0.272
                             New York                %                6.979
                             North Carolina          %                0.597
                             North Dakota            %                0.026
                             Ohio                    %                1.505
                             Oklahoma                %                0.334
                             Oregon                  %                1.095
                             Pennsylvania            %                1.324
                             Rhode Island            %                0.760
                             South Carolina          %                0.425
                             South Dakota            %                0.021
                             Tennessee               %                0.540
                             Texas                   %                4.446
                             Utah                    %                0.203
                             Vermont                 %                0.013
                             Virginia                %                1.996
                             Washington              %                2.811
                             West Virginia           %                0.038
                             Wisconsin               %                0.732
                             Wyoming                 %                0.028

Please populate appropriate loan characteristics for each loan bucket.

Balance              # of loans    WAC    WA FICO   WA CLTV   Owner Occ %   Cashout Refi%   Full Doc%
-----------------------------------------------------------------------------------------------------
$600,000-650,000             16   6.041       631    73.815       100.000          56.106      87.484
$650,001-700,000              4   5.798       650    77.844       100.000         100.000     100.000
$700,001-750,000              1   5.500       745    83.240       100.000           0.000     100.000
$751,001-800,000              0   0.000         0     0.000         0.000           0.000       0.000
$800,001-850,000              0   0.000         0     0.000         0.000           0.000       0.000
$850,001-900,000              0   0.000         0     0.000         0.000           0.000       0.000
$900,001-950,000              0   0.000         0     0.000         0.000           0.000       0.000
$950,001-1,000,000            0   0.000         0     0.000         0.000           0.000       0.000
>$1,000,000                   0   0.000         0     0.000         0.000           0.000       0.000

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

Percentage by range                          Loans without MI
                                                   FICOs

                               <450     451-500   501-550   551-600   601-650   651-700   701-750    >750
                              -----------------------------------------------------------------------------
1,396,841,433.92     <20        0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000
                    20-30       0.000     0.000     0.000     0.001     0.000     0.000     0.000     0.000
                    30-40       0.000     0.000     0.000     0.001     0.002     0.001     0.000     0.000
                    40-50       0.000     0.000     0.003     0.004     0.004     0.003     0.001     0.000
     CLTVs          50-60       0.000     0.000     0.005     0.011     0.009     0.006     0.003     0.001
                    60-70       0.000     0.000     0.028     0.031     0.028     0.017     0.007     0.002
                    70-80       0.000     0.000     0.073     0.093     0.132     0.091     0.023     0.007
                    80-90       0.000     0.000     0.035     0.109     0.100     0.055     0.017     0.004
                    90-100      0.000     0.000     0.000     0.018     0.038     0.022     0.006     0.002
                     >100       0.000     0.000     0.000     0.000     0.000     0.000     0.000     0.000

                                               Loans with MI
                                                   FICOs

                               <450     451-500   501-550   551-600   601-650   651-700   701-750    >750
                              -----------------------------------------------------------------------------
                     <20
                    20-30
                    30-40
                    40-50
      LTVs          50-60
                    60-70
                    70-80
                    80-90
                    90-100
                     >100



   Loan Count                                Loans without MI
                                                   FICOs

                               <450     451-500   501-550   551-600   601-650   651-700   701-750    >750
                              -----------------------------------------------------------------------------
                     <20            0         0         0         3         1         2         0         0
                    20-30           0         0         7         7         4         6         4         2
                    30-40           0         0         4        13        27         6         3         1
                    40-50           0         0        29        33        45        28        12         1
     CLTVs          50-60           0         1        53        94        79        48        24         8
                    60-70           0         4       256       250       223       118        40        12
                    70-80           0         4       685       776      1030       622       141        50
                    80-90           0         0       317       857       706       363       107        28
                    90-100          0         0         6       191       407       188        56        14
                     >100           0         0         0         0         0         0         0         0
                      #             0         9      1357      2224      2522      1381       387       116

                                               Loans with MI
                                                   FICOs

                               <450     451-500   501-550   551-600   601-650   651-700   701-750    >750
                              -----------------------------------------------------------------------------
                     <20
                    20-30
                    30-40
                    40-50
      LTVs          50-60
                    60-70
                    70-80
                    80-90
                    90-100
                     >100

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make
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

Here's what we like to see:                                     1,396,841,433.92
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation                                                         100
FICO Score                 Full DOC     Limited Doc   Stated Doc    All Docs   Avg Prin Bal    Current LTV
------------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                      0.00         0.00          0.00           0.00             --           0
500-550                      9.46         0.46          4.77          14.69        150,223         75.67
551-600                     17.07         0.79          9.06          26.93        169,130         79.65
601-650                     17.54         1.49         12.46          31.49        174,399         80.83
651-700                      9.47         0.69          9.39          19.56        197,802         80.38
701-750                      2.78         0.22          2.80           5.79        208,999         79.17
751-800                      0.78         0.05          0.66           1.49        185,636         80.03
801-850                      0.06         0.00          0.00           0.06        204,848         54.51
Total                       57.16         3.70         39.14         100.00        174,693         79.54


LTV & FICO
Current LTV                 FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
-----------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                    0.00           0.00          0.00         0.00       0.00           0.00
10.01-20                       0.00           0.00          0.01         0.00       0.01           0.00
20.01-30                       0.00           0.03          0.08         0.03       0.04           0.03
30.01-40                       0.00           0.03          0.12         0.23       0.07           0.02
40.01-50                       0.00           0.33          0.35         0.45       0.32           0.15
50.01-60                       0.00           0.55          1.14         0.98       0.63           0.29
60.01-70                       0.00           2.82          3.09         2.74       1.67           0.68
70.01-80                       0.00           7.34          9.34        13.27       9.13           2.31
80.01-90                       0.00           3.54         10.95        10.02       5.47           1.70
90.01-100                      0.00           0.05          1.84         3.78       2.19           0.62
Total                          0.00          14.69         26.93        31.49      19.56           5.79

LTV & FICO
Current LTV                 751-800      801-850   total    Avg Prin Bal     WAC        Gross Margin
--------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                       0.00      0.00     0.00        59,120      7.980         0.000
10.01-20                          0.00      0.00     0.03        85,105      6.224         6.400
20.01-30                          0.01      0.01     0.24       107,659      6.959         5.738
30.01-40                          0.01      0.00     0.48       126,421      6.450         5.685
40.01-50                          0.02      0.00     1.62       152,522      6.721         5.781
50.01-60                          0.06      0.03     3.67       162,678      6.625         5.844
60.01-70                          0.18      0.01    11.18       173,345      6.852         5.828
70.01-80                          0.67      0.00    42.06       177,723      6.831         5.601
80.01-90                          0.38      0.01    32.07       188,547      7.180         5.537
90.01-100                         0.17      0.00     8.65       140,440      7.913         5.506
Total                             1.49      0.06   100.00       174,693      7.028         5.598


Prin Balance & FICO
Prin Balance                  FICO NA    FICO 500-550   551-600      601-650      651-700        701-750
----------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                    0.00          0.17         0.23       0.40           0.11           0.03
$50,001 - $100,000              0.00          2.25         2.96       3.08           1.34           0.40
$100,001 - $150,000             0.00          3.16         5.13       5.28           2.65           0.65
$150,001 - $200,000             0.00          2.76         4.78       5.07           2.75           0.80
$200,001 - $250,000             0.00          2.15         3.49       4.77           3.22           0.85
$250,001 - $300,000             0.00          1.73         3.34       4.06           2.67           0.86
$300,001 - $350,000             0.00          1.08         2.54       2.81           2.54           0.61
$350,001 - $400,000             0.00          0.73         1.88       2.77           1.65           0.50
$400,001 - $450,000             0.00          0.46         1.03       1.53           1.03           0.43
$450,001 - $500,000             0.00          0.20         1.11       0.96           0.96           0.24
$500,001 - $550,000             0.00          0.00         0.04       0.38           0.07           0.19
$550,001 - $600,000             0.00          0.00         0.04       0.21           0.29           0.08
$600,001 - $650,000             0.00          0.00         0.27       0.18           0.22           0.05
$650,001 - $700,000             0.00          0.00         0.10       0.00           0.05           0.05
$700,001 - $750,000             0.00          0.00         0.00       0.00           0.00           0.05
$850,001 - $900,000             0.00          0.00         0.00       0.00           0.00           0.00
total                           0.00         14.69        26.93      31.49          19.56           5.79


Prin Balance & FICO
Prin Balance                 751-800   801-850        total        Current LTV       WAC    Gross Margin
--------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                     0.02     0.00         0.96          83.41          9.493     5.848
$50,001 - $100,000               0.13     0.01        10.16          78.57          7.736     5.650
$100,001 - $150,000              0.19     0.01        17.05          79.12          7.259     5.605
$150,001 - $200,000              0.28     0.01        16.46          78.49          7.057     5.610
$200,001 - $250,000              0.15     0.00        14.63          79.48          6.955     5.600
$250,001 - $300,000              0.16     0.00        12.82          79.48          6.806     5.594
$300,001 - $350,000              0.16     0.00         9.74          81.01          6.803     5.597
$350,001 - $400,000              0.21     0.00         7.75          82.12          6.772     5.539
$400,001 - $450,000              0.15     0.03         4.66          79.67          6.641     5.579
$450,001 - $500,000              0.00     0.00         3.48          80.25          6.486     5.572
$500,001 - $550,000              0.00     0.00         0.68          79.78          6.205     5.522
$550,001 - $600,000              0.04     0.00         0.66          78.24          6.069     5.392
$600,001 - $650,000              0.00     0.00         0.72          73.65          6.041     5.496
$650,001 - $700,000              0.00     0.00         0.19          77.62          5.798     5.402
$700,001 - $750,000              0.00     0.00         0.05          82.87          5.500     0.000
$850,001 - $900,000              0.00     0.00         0.00           0.00          0.000     0.000
total                            1.49     0.06       100.00          79.54          7.028     5.598

Prepayment Penalty & FICO
Prepayment Penalty Term     FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
-----------------------------------------------------------------------------------------------------------
(whatever increments)
 0                             0.00           3.89          6.15         6.68       3.85           1.07
12                             0.00           0.34          0.70         1.40       1.37           0.55
24                             0.00           9.73         16.41        15.37       8.01           1.47
36                             0.00           0.73          3.66         8.03       6.32           2.70
total                          0.00          14.69         26.93        31.49      19.56           5.79

Prepayment Penalty & FICO
Prepayment Penalty Term     751-800      801-850   total    Current LTV      WAC        Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------
(whatever increments)
 0                                0.31      0.01    21.96        80.35           7.54           5.62      164839.00
12                                0.14      0.00     4.51        76.22           6.62           5.55      220494.00
24                                0.46      0.01    51.47        81.24           7.10           5.60      175170.00
36                                0.58      0.04    22.06        75.45           6.43           5.55      176573.00
total                             1.49      0.06   100.00        79.54           7.03           5.60      174693.00


Mortg Rates & FICO
Mortg Rates                 FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
-----------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                   0.00           0.00          0.03         0.06       0.06           0.00
4.501 - 5.0%                   0.00           0.00          0.16         0.23       0.44           0.07
5.001 - 5.5%                   0.00           0.03          0.57         2.01       2.29           1.25
5.501 - 6.0%                   0.00           0.27          2.79         5.94       4.67           1.80
6.001 - 6.5%                   0.00           0.25          2.99         5.40       3.50           0.48
6.501 - 7.0%                   0.00           1.28          5.27         6.29       3.26           0.72
7.001 - 7.5%                   0.00           1.96          4.84         4.69       2.48           0.69
7.501 - 8.0%                   0.00           3.82          5.44         3.93       1.65           0.40
8.001 - 8.5%                   0.00           2.34          2.48         1.53       0.54           0.21
8.501 - 9.0%                   0.00           2.30          1.35         0.75       0.46           0.10
9.001 - 9.5%                   0.00           1.07          0.41         0.16       0.11           0.03
9.501 - 10.0%                  0.00           0.82          0.28         0.18       0.05           0.01
10.001 - 10.5%                 0.00           0.27          0.07         0.11       0.04           0.02
10.501 - 11.0%                 0.00           0.16          0.11         0.12       0.01           0.00
11.001 - 11.5%                 0.00           0.05          0.09         0.05       0.00           0.00
11.501 - 12.0%                 0.00           0.04          0.03         0.02       0.00           0.00
12.001 - 12.5%                 0.00           0.03          0.01         0.01       0.00           0.00
12.501 - 13.0%                 0.00           0.00          0.00         0.00       0.00           0.00
13.001 - 13.5%                 0.00           0.00          0.00         0.00       0.00           0.00
total                          0.00          14.69         26.93        31.49      19.56           5.79


Mortg Rates & FICO
Mortg Rates                   751-800      801-850   total    Current LTV      WAC        Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                        0.00      0.00     0.15        74.57           4.50           5.36      349904.00
4.501 - 5.0%                        0.02      0.00     0.94        76.97           4.90           5.26      273520.00
5.001 - 5.5%                        0.25      0.05     6.44        73.34           5.45           5.44      231389.00
5.501 - 6.0%                        0.35      0.01    15.84        75.41           5.81           5.45      219332.00
6.001 - 6.5%                        0.28      0.00    12.90        78.57           6.30           5.50      207345.00
6.501 - 7.0%                        0.21      0.00    17.02        79.25           6.79           5.55      184822.00
7.001 - 7.5%                        0.14      0.00    14.80        81.71           7.30           5.59      177439.00
7.501 - 8.0%                        0.18      0.00    15.41        82.67           7.78           5.65      164089.00
8.001 - 8.5%                        0.01      0.00     7.12        83.20           8.27           5.69      146902.00
8.501 - 9.0%                        0.01      0.00     4.97        81.35           8.76           5.84      137418.00
9.001 - 9.5%                        0.04      0.00     1.81        81.05           9.26           5.88      110632.00
9.501 - 10.0%                       0.01      0.00     1.35        80.83           9.73           6.10       91057.00
10.001 - 10.5%                      0.00      0.00     0.51        83.05          10.27           6.22       63565.00
10.501 - 11.0%                      0.00      0.00     0.40        84.01          10.77           6.46       56692.00
11.001 - 11.5%                      0.00      0.00     0.20        89.09          11.25           6.28       54952.00
11.501 - 12.0%                      0.00      0.00     0.08        86.79          11.79           6.20       53622.00
12.001 - 12.5%                      0.00      0.00     0.04        81.58          12.20           6.34       68527.00
12.501 - 13.0%                      0.00      0.00     0.00        74.93          12.68           6.65       68931.00
13.001 - 13.5%                      0.00      0.00     0.00        84.92          13.01           6.36       45857.00
total                               1.49      0.06   100.00        79.54           7.03           5.60      174693.00

Mortg Rates & LTV
Mortg Rates                 .01-10      10.01-20      20.01-30      30.01-40    40.01-50     50.01-60       60.01-70
------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                  0.00           0.00          0.00         0.00       0.01           0.00           0.03
4.501 - 5.000                  0.00           0.00          0.00         0.00       0.01           0.05           0.15
5.001 - 5.500                  0.00           0.00          0.03         0.08       0.25           0.41           1.24
5.501 - 6.000                  0.00           0.02          0.02         0.16       0.36           0.97           2.54
6.001 - 6.500                  0.00           0.01          0.02         0.04       0.11           0.49           1.35
6.501 - 7.000                  0.00           0.00          0.09         0.09       0.31           0.70           1.61
7.001 - 7.500                  0.00           0.00          0.02         0.05       0.15           0.39           1.14
7.501 - 8.000                  0.00           0.00          0.02         0.01       0.23           0.33           1.33
8.001 - 8.500                  0.00           0.00          0.01         0.01       0.05           0.13           0.59
8.501 - 9.000                  0.00           0.00          0.02         0.03       0.09           0.05           0.56
9.001 - 9.500                  0.00           0.00          0.00         0.00       0.04           0.03           0.20
9.501 - 10.000                 0.00           0.00          0.00         0.00       0.02           0.03           0.24
10.001 - 10.500                0.00           0.00          0.00         0.00       0.00           0.03           0.07
10.501 - 11.000                0.00           0.00          0.00         0.00       0.00           0.03           0.07
11.001 - 11.500                0.00           0.00          0.00         0.00       0.00           0.00           0.03
11.501 - 12.000                0.00           0.00          0.00         0.00       0.00           0.00           0.02
12.001 - 12.500                0.00           0.00          0.00         0.00       0.00           0.00           0.01
12.501 - 13.000                0.00           0.00          0.00         0.00       0.00           0.00           0.00
13.001 - 13.500                0.00           0.00          0.00         0.00       0.00           0.00           0.00
total                          0.00           0.03          0.24         0.48       1.62           3.67          11.18


Mortg Rates & LTV
Mortg Rates                  70.01-80  80.01-90 90.01-100       total         avg FICO     Gross Margin   Avg Prin Bal
------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                   0.09     0.02         0.00           0.15            634            5.4       349904.0
4.501 - 5.000                   0.52     0.21         0.00           0.94            655            5.3       273520.0
5.001 - 5.500                   3.20     1.21         0.02           6.44            666            5.4       231389.0
5.501 - 6.000                   7.78     3.83         0.16          15.84            646            5.5       219332.0
6.001 - 6.500                   7.36     3.02         0.51          12.90            632            5.5       207345.0
6.501 - 7.000                   7.42     5.76         1.03          17.02            619            5.5       184822.0
7.001 - 7.500                   5.63     5.68         1.73          14.80            609            5.6       177439.0
7.501 - 8.000                   4.53     6.93         2.02          15.41            593            5.6       164089.0
8.001 - 8.500                   2.16     2.98         1.19           7.12            581            5.7       146902.0
8.501 - 9.000                   1.79     1.63         0.80           4.97            570            5.8       137418.0
9.001 - 9.500                   0.77     0.41         0.35           1.81            562            5.9       110632.0
9.501 - 10.000                  0.49     0.27         0.28           1.35            559            6.1        91057.0
10.001 - 10.500                 0.19     0.04         0.19           0.51            571            6.2        63565.0
10.501 - 11.000                 0.08     0.03         0.17           0.40            573            6.5        56692.0
11.001 - 11.500                 0.02     0.03         0.12           0.20            578            6.3        54952.0
11.501 - 12.000                 0.01     0.01         0.04           0.08            563            6.2        53622.0
12.001 - 12.500                 0.02     0.00         0.01           0.04            549            6.3        68527.0
12.501 - 13.000                 0.00     0.00         0.00           0.00            521            6.7        68931.0
13.001 - 13.500                 0.00     0.00         0.00           0.00            526            6.4        45857.0
total                          42.06    32.07         8.65         100.00            615            5.6       174693.0


Here's what we like to see:                                       562,088,526.28
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation                                                                                        100
FICO Score                    Full DOC     Limited Doc  Stated Doc   All Docs   Avg Prin Bal   Current LTV
----------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                           0.00         0.00       0.00           0.00           0.00     0.00
500-550                           9.20         0.47       4.50          14.18        159,682     75.76
551-600                          17.31         0.79       9.18          27.29        189,840     80.15
601-650                          16.89         1.55      13.27          31.71        205,791     80.6
651-700                           9.60         0.66       9.14          19.40        237,610     79.94
701-750                           2.85         0.39       2.60           5.85        267,201     78.47
751-800                           0.89         0.03       0.57           1.49        232,522     77.59
801-850                           0.09         0.00       0.00           0.09        251,387     55.06
Total                            56.84         3.90      39.26         100.00        201,249     79.47


LTV & FICO
Current LTV                 FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
----------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                    0.00           0.00          0.00         0.00       0.01           0.00
10.01-20                       0.00           0.00          0.03         0.01       0.03           0.00
20.01-30                       0.00           0.06          0.14         0.06       0.05           0.01
30.01-40                       0.00           0.04          0.09         0.10       0.00           0.01
40.01-50                       0.00           0.33          0.39         0.30       0.33           0.10
50.01-60                       0.00           0.45          1.06         0.93       0.34           0.18
60.01-70                       0.00           2.75          2.50         2.73       1.91           0.93
70.01-80                       0.00           6.84          9.42        14.46       9.36           2.62
80.01-90                       0.00           3.60         11.33        10.40       5.94           1.59
90.01-100                      0.00           0.11          2.33         2.70       1.43           0.40
Total                          0.00          14.18         27.29        31.71      19.40           5.85

LTV & FICO
Current LTV                751-800      801-850   total     Avg Prin Bal       WAC    Gross Margin
----------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                      0.00      0.00     0.01        59,120          7.980     0.000
10.01-20                         0.00      0.00     0.07        93,905          5.958     0.000
20.01-30                         0.02      0.00     0.34       113,354          7.194     5.682
30.01-40                         0.00      0.00     0.24        91,409          7.120     6.248
40.01-50                         0.00      0.00     1.45       173,758          6.824     5.817
50.01-60                         0.08      0.07     3.12       182,521          6.837     5.977
60.01-70                         0.34      0.02    11.18       188,695          6.811     5.822
70.01-80                         0.62      0.00    43.33       194,208          6.874     5.622
80.01-90                         0.37      0.00    33.23       226,924          7.158     5.553
90.01-100                        0.06      0.00     7.03       194,761          7.754     5.534
Total                            1.49      0.09   100.00       201,249          7.022     5.616

Prin Balance & FICO
Prin Balance                FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                   0.00           0.29          0.22         0.16       0.05           0.02
$50,001 - $100,000             0.00           1.89          3.04         2.97       1.23           0.36
$100,001 - $150,000            0.00           2.84          3.93         3.76       1.72           0.31
$150,001 - $200,000            0.00           1.62          3.16         3.47       1.45           0.25
$200,001 - $250,000            0.00           1.46          1.99         2.85       2.04           0.23
$250,001 - $300,000            0.00           1.46          2.02         1.73       1.12           0.49
$300,001 - $350,000            0.00           1.31          2.96         2.62       2.31           0.72
$350,001 - $400,000            0.00           1.67          4.03         6.36       3.33           1.06
$400,001 - $450,000            0.00           1.14          2.33         3.51       2.27           0.84
$450,001 - $500,000            0.00           0.51          2.50         2.37       2.30           0.52
$500,001 - $550,000            0.00           0.00          0.09         0.94       0.19           0.46
$550,001 - $600,000            0.00           0.00          0.10         0.51       0.72           0.21
$600,001 - $650,000            0.00           0.00          0.67         0.44       0.56           0.12
$650,001 - $700,000            0.00           0.00          0.24         0.00       0.12           0.12
$700,001 - $750,000            0.00           0.00          0.00         0.00       0.00           0.13
$850,001 - $900,000            0.00           0.00          0.00         0.00       0.00           0.00
total                          0.00          14.18         27.29        31.71      19.40           5.85

Prin Balance & FICO
Prin Balance                  751-800      801-850   total    Current LTV      WAC        Gross Margin
----------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                        0.01      0.00     0.75        69.64          8.920     5.822
$50,001 - $100,000                  0.14      0.02     9.65        77.42          7.830     5.684
$100,001 - $150,000                 0.11      0.00    12.67        79.25          7.499     5.655
$150,001 - $200,000                 0.10      0.00    10.06        78.56          7.196     5.647
$200,001 - $250,000                 0.08      0.00     8.65        78.72          7.208     5.682
$250,001 - $300,000                 0.05      0.00     6.87        77.78          7.172     5.729
$300,001 - $350,000                 0.06      0.00     9.97        81.06          6.878     5.607
$350,001 - $400,000                 0.47      0.00    16.91        82.12          6.767     5.548
$400,001 - $450,000                 0.37      0.07    10.52        79.74          6.666     5.571
$450,001 - $500,000                 0.00      0.00     8.21        80.24          6.458     5.572
$500,001 - $550,000                 0.00      0.00     1.68        79.78          6.205     5.522
$550,001 - $600,000                 0.10      0.00     1.64        78.24          6.069     5.392
$600,001 - $650,000                 0.00      0.00     1.79        73.65          6.041     5.496
$650,001 - $700,000                 0.00      0.00     0.48        77.62          5.798     5.402
$700,001 - $750,000                 0.00      0.00     0.13        82.87          5.500     0.000
$850,001 - $900,000                 0.00      0.00     0.00         0.00          0.000     0.000
total                               1.49      0.09   100.00        79.47          7.022     5.616


Prepayment Penalty & FICO
Prepayment Penalty Term     FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
------------------------------------------------------------------------------------------------------------
(whatever increments)
 0                            0.00           4.12          7.07         7.86       3.91           0.97
12                            0.00           0.39          0.70         1.16       1.10           0.69
24                            0.00           8.56         15.24        13.88       7.31           0.77
36                            0.00           1.10          4.28         8.79       7.09           3.42
total                         0.00          14.18         27.29        31.71      19.40           5.85

Prepayment Penalty & FICO
Prepayment Penalty Term     F 751-800      801-850   total    Current LTV      WAC        Gross Margin   Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------
(whatever increments)
 0                                 0.29      0.00    24.21        79.27           7.57           5.65      185434.00
12                                 0.23      0.00     4.28        79.02           6.67           5.60      261505.00
24                                 0.37      0.02    46.15        81.63           7.04           5.61      209180.00
36                                 0.60      0.07    25.36        75.82           6.53           5.59      196063.00
total                              1.49      0.09   100.00        79.47           7.02           5.62      201249.00



Mortg Rates & FICO
Mortg Rates                 FICO NA   FICO 500-550     551-600      601-650     651-700      701-750
------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                   0.00           0.00          0.00         0.08       0.15           0.00
4.501 - 5.0%                   0.00           0.00          0.06         0.40       0.43           0.06
5.001 - 5.5%                   0.00           0.02          0.61         1.74       2.09           1.52
5.501 - 6.0%                   0.00           0.13          2.46         5.22       4.93           2.08
6.001 - 6.5%                   0.00           0.41          2.77         5.99       3.74           0.42
6.501 - 7.0%                   0.00           1.43          5.60         5.74       2.78           0.57
7.001 - 7.5%                   0.00           1.78          4.78         5.26       2.72           0.57
7.501 - 8.0%                   0.00           3.77          5.80         4.73       1.54           0.42
8.001 - 8.5%                   0.00           1.83          2.57         1.56       0.70           0.13
8.501 - 9.0%                   0.00           2.00          1.47         0.72       0.24           0.07
9.001 - 9.5%                   0.00           0.98          0.48         0.17       0.07           0.00
9.501 - 10.0%                  0.00           1.00          0.36         0.07       0.01           0.01
10.001 - 10.5%                 0.00           0.31          0.14         0.03       0.00           0.00
10.501 - 11.0%                 0.00           0.28          0.12         0.00       0.00           0.00
11.001 - 11.5%                 0.00           0.11          0.07         0.01       0.00           0.00
11.501 - 12.0%                 0.00           0.07          0.01         0.00       0.00           0.00
12.001 - 12.5%                 0.00           0.03          0.00         0.00       0.00           0.00
12.501 - 13.0%                 0.00           0.00          0.00         0.00       0.00           0.00
13.001 - 13.5%                 0.00           0.01          0.00         0.00       0.00           0.00
total                          0.00          14.18         27.29        31.71      19.40           5.85

Mortg Rates & FICO
Mortg Rates                 751-800      801-850   total    Current LTV      WAC        Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                      0.00      0.00     0.23        76.93           4.50           5.30      433167.00
4.501 - 5.0%                      0.02      0.00     0.97        79.76           4.91           5.29      342061.00
5.001 - 5.5%                      0.39      0.09     6.47        74.66           5.45           5.44      302936.00
5.501 - 6.0%                      0.45      0.00    15.27        76.26           5.81           5.48      285219.00
6.001 - 6.5%                      0.17      0.00    13.49        78.12           6.30           5.53      246970.00
6.501 - 7.0%                      0.12      0.00    16.23        79.63           6.79           5.57      224756.00
7.001 - 7.5%                      0.20      0.00    15.30        81.11           7.30           5.59      197187.00
7.501 - 8.0%                      0.08      0.00    16.34        82.06           7.77           5.69      173653.00
8.001 - 8.5%                      0.00      0.00     6.79        83.31           8.27           5.69      159660.00
8.501 - 9.0%                      0.01      0.00     4.50        80.58           8.75           5.87      146368.00
9.001 - 9.5%                      0.06      0.00     1.76        82.20           9.24           5.84      109969.00
9.501 - 10.0%                     0.00      0.00     1.45        78.40           9.76           6.10       93620.00
10.001 - 10.5%                    0.00      0.00     0.48        73.72          10.26           6.37       81470.00
10.501 - 11.0%                    0.00      0.00     0.39        73.09          10.74           6.30       68781.00
11.001 - 11.5%                    0.00      0.00     0.19        79.20          11.30           6.18       99031.00
11.501 - 12.0%                    0.00      0.00     0.08        77.62          11.77           5.98       94294.00
12.001 - 12.5%                    0.00      0.00     0.03        74.46          12.19           6.76       46722.00
12.501 - 13.0%                    0.00      0.00     0.00         0.00           0.00           0.00           0.00
13.001 - 13.5%                    0.00      0.00     0.01        84.92          13.01           6.36       45857.00
total                             1.49      0.09   100.00        79.47           7.02           5.62      201249.00


Mortg Rates & LTV
Mortg Rates                 .01-10      10.01-20      20.01-30      30.01-40    40.01-50     50.01-60
-----------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                  0.00           0.00          0.00         0.00       0.00           0.00
4.501 - 5.000                  0.00           0.00          0.00         0.00       0.00           0.02
5.001 - 5.500                  0.00           0.00          0.04         0.01       0.19           0.18
5.501 - 6.000                  0.00           0.04          0.00         0.05       0.35           0.70
6.001 - 6.500                  0.00           0.03          0.01         0.05       0.08           0.43
6.501 - 7.000                  0.00           0.00          0.17         0.02       0.22           0.58
7.001 - 7.500                  0.00           0.00          0.02         0.03       0.21           0.49
7.501 - 8.000                  0.01           0.00          0.04         0.02       0.23           0.47
8.001 - 8.500                  0.00           0.00          0.01         0.01       0.01           0.06
8.501 - 9.000                  0.00           0.00          0.03         0.03       0.12           0.04
9.001 - 9.500                  0.00           0.00          0.01         0.01       0.00           0.01
9.501 - 10.000                 0.00           0.00          0.00         0.00       0.05           0.00
10.001 - 10.500                0.00           0.00          0.00         0.01       0.00           0.08
10.501 - 11.000                0.00           0.00          0.01         0.00       0.00           0.07
11.001 - 11.500                0.00           0.00          0.00         0.00       0.00           0.00
11.501 - 12.000                0.00           0.00          0.00         0.00       0.00           0.00
12.001 - 12.500                0.00           0.00          0.00         0.00       0.00           0.00
12.501 - 13.000                0.00           0.00          0.00         0.00       0.00           0.00
13.001 - 13.500                0.00           0.00          0.00         0.00       0.00           0.00
total                          0.01           0.07          0.34         0.24       1.45           3.12

Mortg Rates & LTV
Mortg Rates                  60.01-70     70.01-80  80.01-90   90.01-100      total        avg FICO     Gross Margin   Avg Prin Bal
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                      0.07      0.17     0.00         0.00           0.23           656          5.300       433167.0
4.501 - 5.000                      0.20      0.33     0.42         0.00           0.97           652          5.286       342061.0
5.001 - 5.500                      1.43      2.90     1.73         0.00           6.47           672          5.439       302936.0
5.501 - 6.000                      2.42      7.60     3.97         0.15          15.27           652          5.480       285219.0
6.001 - 6.500                      1.50      8.12     2.90         0.37          13.49           630          5.531       246970.0
6.501 - 7.000                      1.46      6.84     6.08         0.85          16.23           615          5.570       224756.0
7.001 - 7.500                      1.18      6.31     5.47         1.60          15.30           612          5.585       197187.0
7.501 - 8.000                      1.18      5.64     6.95         1.81          16.34           593          5.691       173653.0
8.001 - 8.500                      0.49      2.22     2.97         1.02           6.79           586          5.690       159660.0
8.501 - 9.000                      0.56      1.35     1.65         0.71           4.50           568          5.866       146368.0
9.001 - 9.500                      0.11      0.79     0.52         0.31           1.76           565          5.843       109969.0
9.501 - 10.000                     0.27      0.62     0.39         0.12           1.45           544          6.096        93620.0
10.001 - 10.500                    0.11      0.18     0.05         0.05           0.48           544          6.366        81470.0
10.501 - 11.000                    0.07      0.18     0.06         0.01           0.39           538          6.300        68781.0
11.001 - 11.500                    0.08      0.05     0.03         0.04           0.19           544          6.183        99031.0
11.501 - 12.000                    0.03      0.03     0.03         0.00           0.08           535          5.976        94294.0
12.001 - 12.500                    0.02      0.01     0.01         0.00           0.03           524          6.762        46722.0
12.501 - 13.000                    0.00      0.00     0.00         0.00           0.00          0.00           0.00           0.00
13.001 - 13.500                    0.00      0.00     0.01         0.00           0.01           526              6          45857
total                             11.18     43.33    33.23         7.03         100.00           616              6         201249

This information is being delivered to a specific number of prospective
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

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                   All records

Table of Contents

1. Silent Seconds Total Pool
2. Silent Seconds Group 3
3. Silent Seconds Northern California
4. Silent Seconds Southern California

1. Silent Seconds Total Pool

                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted
                                      Number       Cut-off       Cut-off    Average     Average
                                        of          Date          Date       Gross     Remaining
                                     Mortgage     Principal     Principal   Interest     Term
Silent Seconds Total Pool             Loans      Balance ($)     Balance    Rate (%)   (months)
----------------------------------   --------   -------------   ---------   --------   ---------
No                                      6,727   1,171,714,576       83.88      7.112         350
Yes                                     1,269     225,126,858       16.12      6.587         356
----------------------------------   --------   -------------   ---------   --------   ---------
Total:                                  7,996   1,396,841,434      100.00      7.028         351




                                     Weighted
                                     Average    Weighted
                                       Comb     Average      Pct      Pct
                                     Original     FICO     Cashout   Single   Pct      Pct
Silent Seconds Total Pool              LTV       Score      Refi     Family   PUD    Full Doc
----------------------------------   --------   --------   -------   ------   ----   --------
No                                      79.79        610     74.26    78.20   7.78      56.97
Yes                                     79.62        640     14.68    78.70   6.73      58.14
----------------------------------   --------   --------   -------   ------   ----   --------
Total:                                  79.76        615     64.66    78.28   7.61      57.16

2. Silent Seconds Group 3

                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted
                                      Number       Cut-off       Cut-off    Average     Average
                                        of          Date          Date       Gross     Remaining
                                     Mortgage     Principal     Principal   Interest     Term
Silent Seconds Group 3                Loans      Balance ($)     Balance    Rate (%)   (months)
----------------------------------   --------   -------------   ---------   --------   ---------
No                                      2,321     468,641,381       83.38      7.101         351
Yes                                       472      93,447,145       16.62      6.628         356
----------------------------------   --------   -------------   ---------   --------   ---------
Total:                                  2,793     562,088,526      100.00      7.022         351




                                     Weighted
                                     Average    Weighted
                                       Comb     Average      Pct      Pct
                                     Original     FICO     Cashout   Single   Pct      Pct
Silent Seconds Group 3                 LTV       Score      Refi     Family   PUD    Full Doc
----------------------------------   --------   --------   -------   ------   ----   --------
No                                      79.84        611     73.20    80.66   7.62      56.66
Yes                                     79.01        640     18.40    83.48   2.74      57.72
----------------------------------   --------   --------   -------   ------   ----   --------
Total:                                  79.70        616     64.09    81.13   6.81      56.84

3. Silent Seconds Northern California

                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted
                                      Number       Cut-off       Cut-off    Average     Average
                                        of          Date          Date       Gross     Remaining
                                     Mortgage     Principal     Principal   Interest     Term
Silent Seconds Northern California    Loans      Balance ($)     Balance    Rate (%)   (months)
----------------------------------   --------   -------------   ---------   --------   ---------
No                                        503     121,583,184       78.77      6.716         354
Yes                                       114      32,770,768       21.23      6.238         356
----------------------------------   --------   -------------   ---------   --------   ---------
Total:                                    617     154,353,953      100.00      6.615         354




                                     Weighted
                                     Average    Weighted
                                       Comb     Average      Pct      Pct
                                     Original     FICO     Cashout   Single   Pct      Pct
Silent Seconds Northern California     LTV       Score      Refi     Family   PUD    Full Doc
----------------------------------   --------   --------   -------   ------   ----   --------
No                                      78.46        614     78.97    91.99   2.86      61.71
Yes                                     78.47        649     22.28    80.39   5.20      59.67
----------------------------------   --------   --------   -------   ------   ----   --------
Total:                                  78.46        621     66.94    89.53   3.36      61.27

4. Silent Seconds Southern California

                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted
                                      Number       Cut-off       Cut-off    Average     Average
                                        of          Date          Date       Gross     Remaining
                                     Mortgage     Principal     Principal   Interest     Term
Silent Seconds Southern California    Loans      Balance ($)     Balance    Rate (%)   (months)
----------------------------------   --------   -------------   ---------   --------   ---------
No                                      1,223     300,586,966       87.09      6.706         353
Yes                                       180      44,573,295       12.91      6.372         356
----------------------------------   --------   -------------   ---------   --------   ---------
Total:                                  1,403     345,160,261      100.00      6.663         353




                                     Weighted
                                     Average    Weighted
                                       Comb     Average      Pct      Pct
                                     Original     FICO     Cashout   Single   Pct      Pct
Silent Seconds Southern California     LTV       Score      Refi     Family   PUD    Full Doc
----------------------------------   --------   --------   -------   ------   ----   --------
No                                      77.20        617     81.32    78.67   6.33      53.49
Yes                                     79.58        656     12.55    79.85   1.55      52.27
----------------------------------   --------   --------   -------   ------   ----   --------
Total:                                  77.51        622     72.44    78.82   5.71      53.33

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
MSAC 2004-HE8

--------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Purchase
================================================================================

Number of Mortgage Loans: 1,229
Total Current Balance: 191,154,292.07
Average Current Balance: 155,536.45
Weighted Average FICO Score: 626.0
Weighted Average Current LTV: 83.80
Weighted Average DTI Ratio: 41.67
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 93.5
Weighted Average Coupon: 6.842
Weighted Average Margin: 5.453
% 2-4 Family: 6.8
% MH: 0.0
% PUD: 10.9
% Condo: 9.0
% Silent Second: 50.33
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Cashout
================================================================================

Number of Mortgage Loans: 3,219
Total Current Balance: 549,304,914.42
Average Current Balance: 170,644.58
Weighted Average FICO Score: 603.0
Weighted Average Current LTV: 77.94
Weighted Average DTI Ratio: 40.36
% Cash-Out Refinance: 100.0
% Full Documentation: 100.0
% Owner Occupied: 95.6
Weighted Average Coupon: 6.816
Weighted Average Margin: 5.633
% 2-4 Family: 6.4
% MH: 0.0
% PUD: 6.5
% Condo: 4.6
% Silent Second: 3.99
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Full Documentation & Refinance - Rate Term
================================================================================

Number of Mortgage Loans: 406
Total Current Balance: 57,926,618.57
Average Current Balance: 142,676.40
Weighted Average FICO Score: 616.8
Weighted Average Current LTV: 78.63
Weighted Average DTI Ratio: 39.68
% Cash-Out Refinance: 0.0
% Full Documentation: 100.0
% Owner Occupied: 96.9
Weighted Average Coupon: 6.791
Weighted Average Margin: 5.627
% 2-4 Family: 3.1
% MH: 0.0
% PUD: 9.1
% Condo: 3.5
% Silent Second: 22.07
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Purchase
================================================================================

Number of Mortgage Loans: 76
Total Current Balance: 13,058,427.57
Average Current Balance: 171,821.42
Weighted Average FICO Score: 631.6
Weighted Average Current LTV: 84.58
Weighted Average DTI Ratio: 36.50
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 87.3
Weighted Average Coupon: 7.112
Weighted Average Margin: 5.474
% 2-4 Family: 7.7
% MH: 0.0
% PUD: 4.2
% Condo: 6.5
% Silent Second: 34.76
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Cashout
================================================================================

Number of Mortgage Loans: 161
Total Current Balance: 35,003,725.74
Average Current Balance: 217,414.45
Weighted Average FICO Score: 610.9
Weighted Average Current LTV: 78.99
Weighted Average DTI Ratio: 35.34
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 90.9
Weighted Average Coupon: 6.845
Weighted Average Margin: 5.634
% 2-4 Family: 5.9
% MH: 0.0
% PUD: 6.4
% Condo: 5.6
% Silent Second: 2.33
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Limited Documentation & Refinance - Rate Term
================================================================================

Number of Mortgage Loans: 18
Total Current Balance: 3,649,689.97
Average Current Balance: 202,760.55
Weighted Average FICO Score: 648.2
Weighted Average Current LTV: 72.45
Weighted Average DTI Ratio: 37.78
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 87.0
Weighted Average Coupon: 6.295
Weighted Average Margin: 5.549
% 2-4 Family: 6.2
% MH: 0.0
% PUD: 18.0
% Condo: 9.3
% Silent Second: 8.58
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Purchase
================================================================================

Number of Mortgage Loans: 1,124
Total Current Balance: 205,393,901.73
Average Current Balance: 182,734.79
Weighted Average FICO Score: 646.1
Weighted Average Current LTV: 84.42
Weighted Average DTI Ratio: 40.88
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 86.5
Weighted Average Coupon: 7.418
Weighted Average Margin: 5.557
% 2-4 Family: 10.9
% MH: 0.0
% PUD: 9.1
% Condo: 8.2
% Silent Second: 36.40
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Cashout
================================================================================

Number of Mortgage Loans: 1,632
Total Current Balance: 318,881,663.44
Average Current Balance: 195,393.18
Weighted Average FICO Score: 608.7
Weighted Average Current LTV: 76.75
Weighted Average DTI Ratio: 40.18
% Cash-Out Refinance: 100.0
% Full Documentation: 0.0
% Owner Occupied: 91.5
Weighted Average Coupon: 7.303
Weighted Average Margin: 5.664
% 2-4 Family: 12.4
% MH: 0.0
% PUD: 6.2
% Condo: 4.6
% Silent Second: 3.24
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

--------------------------------------------------------------------------------
Selection Criteria: Stated Documentation & Refinance - Rate Term
================================================================================

Number of Mortgage Loans: 131
Total Current Balance: 22,468,200.41
Average Current Balance: 171,512.98
Weighted Average FICO Score: 621.3
Weighted Average Current LTV: 78.80
Weighted Average DTI Ratio: 39.74
% Cash-Out Refinance: 0.0
% Full Documentation: 0.0
% Owner Occupied: 94.1
Weighted Average Coupon: 7.270
Weighted Average Margin: 5.627
% 2-4 Family: 8.6
% MH: 0.0
% PUD: 10.3
% Condo: 3.6
% Silent Second: 15.42
# of Bankruptcy's in past 36 months: N/A
# of Foreclosures in past 36 months: N/A

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                    ARM Loans

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Documentation Level                           Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Full                                            3,335    567,543,472      53.67    170,178     6.976     5.582     81.30       594.8
Stated Documentation                            2,344    454,689,012      43.00    193,980     7.441     5.619     81.10       615.9
Limited                                           180     35,242,758       3.33    195,793     7.214     5.578     82.77       605.5
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Total:                                          5,859  1,057,475,241     100.00    180,487     7.184     5.598     81.27       604.2

2. Credit Score

                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Credit Score                                  Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
481 - 500                                           9        773,171       0.07     85,908     8.285     5.795     70.58         500
501 - 520                                         393     62,116,161       5.87    158,056     8.352     5.881     74.12       510.5
521 - 540                                         565     85,159,819       8.05    150,725     8.077     5.806     76.72       530.9
541 - 560                                         665    107,914,254      10.20    162,277     7.697     5.691     78.79       551.2
561 - 580                                         639    105,966,215      10.02    165,831     7.503     5.687     80.42       570.7
581 - 600                                         836    160,996,646      15.22    192,580     6.925     5.570     80.45       590.7
601 - 620                                         677    132,384,413      12.52    195,546     6.843     5.528     82.89       609.8
621 - 640                                         691    124,119,061      11.74    179,622     6.901     5.511     83.93       629.8
641 - 660                                         575    113,366,518      10.72    197,159     6.749     5.476     83.05       650.1
661 - 680                                         385     78,421,684       7.42    203,693      6.73     5.497     83.99       669.5
681 - 700                                         193     40,488,793       3.83    209,786     6.693     5.483     85.11       688.9
701 - 720                                          90     17,390,832       1.64    193,231     6.877     5.526     86.55       709.9
721 - 740                                          59     12,536,505       1.19    212,483     7.141     5.508     86.11       731.1
741 - 760                                          41      7,488,012       0.71    182,634     6.903     5.516     85.98       750.4
761 - 780                                          31      6,191,332       0.59    199,720     6.699     5.505     84.03       769.7
781 - 800                                          10      2,161,828       0.20    216,183     6.609     5.469     83.25       784.6
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Total:                                          5,859  1,057,475,241     100.00    180,487     7.184     5.598     81.27       604.2
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Non-Zero Minimum: 500
Maximum: 792
Non-Zero Weighted Average: 604

3. Range of Combined Original LTV Ratios (%)

                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Range of Combined Original LTV Ratios (%)     Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
10.01 - 15.00                                       1         49,903       0.00     49,903     8.225     6.400     13.16         554
20.01 - 25.00                                       6        984,840       0.09    164,140     7.214     5.797     22.23       551.8
25.01 - 30.00                                       4        414,180       0.04    103,545      7.42     5.617     26.98       595.9
30.01 - 35.00                                      10        933,889       0.09     93,389     7.088     5.630     33.51       603.1
35.01 - 40.00                                      13      1,866,012       0.18    143,539     7.009     5.708     37.64       600.3
40.01 - 45.00                                      27      4,408,768       0.42    163,288     7.044     5.764     43.11       579.2
45.01 - 50.00                                      40      6,019,314       0.57    150,483      7.48     5.793     48.34       562.6
50.01 - 55.00                                      46      6,783,873       0.64    147,476     7.185     5.824     52.88       580.7
55.01 - 60.00                                     111     18,420,582       1.74    165,951     6.939     5.836     58.01       580.3
60.01 - 65.00                                     193     33,201,412       3.14    172,028     7.001     5.806     63.66         581
65.01 - 70.00                                     381     66,460,708       6.28    174,438     7.292     5.845     68.76       572.6
70.01 - 75.00                                     505     92,828,613       8.78    183,819     7.328     5.788     74.11       574.1
75.01 - 80.00                                   1,958    347,572,955      32.87    177,514     6.859     5.551     79.67       611.7
80.01 - 85.00                                     898    164,392,909      15.55    183,066      7.33     5.605     84.51       586.4
85.01 - 90.00                                   1,058    203,370,122      19.23    192,221     7.299     5.482     89.67       620.7
90.01 - 95.00                                     475     87,823,182       8.30    184,891      7.55     5.472     94.72         629
95.01 - 100.00                                    133     21,943,978       2.08    164,992     8.193     5.640     99.94       672.9
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Total:                                          5,859  1,057,475,241     100.00    180,487     7.184     5.598     81.27       604.2
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Minimum: 13.16
Maximum: 100.00
Weighted Average: 81.27

4. Documentation Level Greater than 85% LTV

                                                                        % of
                                                                       Morgage
                                                         Aggregate     Pool by      Avg     Weighted            Weighted
                                              Number      Cut-off     Aggregate  Mortgage   Average   Weighted  Average
                                                of         Date        Cut-off     Loan      Gross    Average   Combined   Weighted
                                             Mortgage    Principal    Principal  Principal  Interest   Gross    Original   Average
Documentation Level Greater than 85% LTV      Loans       Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Full                                              936    160,515,751      51.26    171,491     7.231     5.455     91.88       612.6
Stated Documentation                              670    139,838,964      44.66    208,715     7.663     5.533     91.73       643.2
Limited                                            60     12,782,567       4.08    213,043     7.436     5.461     91.66       624.3
-------------------------------------------  --------  -------------  ---------  ---------  --------  --------  --------  ----------
Total:                                          1,666    313,137,282     100.00    187,958     7.432     5.490     91.80       626.7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                Fixed Rate Loans

Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted   Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Average
                                                      of         Date        Cut-off      Loan       Gross     Combined    Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Documentation Level                                 Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Full                                                  1,519   230,842,353       68.02     151,970      6.439      75.51        645.8
Stated Documentation                                    543    92,054,754       27.13     169,530      6.870      74.07        659.5
Limited                                                  75    16,469,086        4.85     219,588      6.144      74.62        647.0
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Total:                                                2,137   339,366,193      100.00     158,805      6.541      75.08        649.6

2. Credit Score

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted   Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Average
                                                      of         Date        Cut-off      Loan       Gross     Combined    Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Credit Score                                        Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
501 - 520                                                26     2,497,233        0.74      96,047      9.646      69.46        512.6
521 - 540                                                40     3,549,201        1.05      88,730      8.851      73.86        530.7
541 - 560                                                35     4,336,025        1.28     123,886      7.897      73.11        549.4
561 - 580                                               123    17,563,872        5.18     142,796      7.390      76.17        572.8
581 - 600                                               259    30,477,290        8.98     117,673      7.147      76.64        590.3
601 - 620                                               291    43,567,558       12.84     149,717      6.793      75.78        611.0
621 - 640                                               345    50,019,750       14.74     144,985      6.645      74.74        631.0
641 - 660                                               349    55,397,290       16.32     158,731      6.425      74.80        650.5
661 - 680                                               234    44,596,774       13.14     190,585      6.226      74.73        669.7
681 - 700                                               163    30,636,471        9.03     187,954      6.003      75.76        689.4
701 - 720                                               102    19,928,836        5.87     195,381      5.943      74.54        710.6
721 - 740                                                67    15,532,559        4.58     231,829      5.943      74.26        730.5
741 - 760                                                59    14,374,303        4.24     243,632      5.807      75.92        747.3
761 - 780                                                24     3,030,715        0.89     126,280      6.347      76.77        770.3
781 - 800                                                16     3,038,923        0.90     189,933      6.176      68.38        787.6
801 - 820                                                 4       819,393        0.24     204,848      5.532      54.76        811.8
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Total:                                                2,137   339,366,193      100.00     158,805      6.541      75.08        649.6
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Minimum: 501
Maximum: 817
Weighted Average: 650

3. Range of Combined Original LTV Ratios (%)

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted   Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Average
                                                      of         Date        Cut-off      Loan       Gross     Combined    Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Range of Combined Original LTV Ratios (%)           Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
<= 10.00                                                  1        59,120        0.02      59,120      7.980       7.50        660.0
10.01 - 15.00                                             1       153,352        0.05     153,352      5.750      11.85        656.0
15.01 - 20.00                                             3       222,268        0.07      74,089      6.102      17.11        592.4
20.01 - 25.00                                             7       551,332        0.16      78,762      6.521      23.34        661.2
25.01 - 30.00                                            13     1,354,147        0.40     104,165      6.809      28.53        669.6
30.01 - 35.00                                            13     1,370,602        0.40     105,431      6.061      32.65        644.2
35.01 - 40.00                                            18     2,562,753        0.76     142,375      6.027      37.60        633.4
40.01 - 45.00                                            31     3,945,011        1.16     127,258      6.265      42.62        648.2
45.01 - 50.00                                            50     8,200,214        2.42     164,004      6.209      47.91        654.4
50.01 - 55.00                                            63     9,558,072        2.82     151,715      6.252      52.63        664.9
55.01 - 60.00                                            87    15,207,143        4.48     174,795      6.243      57.97        647.5
60.01 - 65.00                                           121    20,621,777        6.08     170,428      6.100      63.30        643.4
65.01 - 70.00                                           208    36,679,930       10.81     176,346      6.327      68.27        651.1
70.01 - 75.00                                           234    41,762,761       12.31     178,473      6.371      73.65        644.5
75.01 - 80.00                                           611   104,524,787       30.80     171,072      6.493      79.30        653.3
80.01 - 85.00                                           219    42,575,509       12.55     194,409      6.355      83.85        650.9
85.01 - 90.00                                           203    38,806,798       11.44     191,166      6.769      89.59        648.2
90.01 - 95.00                                            11     1,344,744        0.40     122,249      8.668      94.79        590.8
95.01 - 100.00                                          243     9,865,873        2.91      40,600     10.414      99.94        634.9
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Total:                                                2,137   339,366,193      100.00     158,805      6.541      75.08        649.6
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Minimum: 7.50
Maximum: 100.00
Weighted Average: 75.08

4. Documentation Level Greater than 85% LTV

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted   Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Average
                                                      of         Date        Cut-off      Loan       Gross     Combined    Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Documentation Level Greater than 85% LTV            Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Full                                                    342    35,555,346       71.09     103,963      7.483      91.84        636.8
Stated Documentation                                    104    12,740,696       25.47     122,507      7.833      91.70        664.0
Limited                                                  11     1,721,373        3.44     156,488      6.530      90.87        645.7
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Total:                                                  457    50,017,415      100.00     109,447      7.539      91.77        644.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                   All records

Table of Contents

1. Current Mortgage Principal Balance <75k
2. Current Mortgage Principal Balance Greater or Equal to 400K
3. FICO Score
4. Original Loan-to-Value Ratio Greater or Equal 80
5. Second Home
6. Investment Property
7. Cashout Loans
8. Stated Doc
9. Limited Doc
10. 2-4 Family
11. IO Loans

1. Current Mortgage Principal Balance <75k


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Current Mortgage Principal Balance <75k                        Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
0.01 - 25,000.00                                                    21         473,125.42      0.73   10.712     0.00
25,000.01 - 50,000.00                                              316      12,917,241.22     19.89    9.449    29.80
50,000.01 - 75,000.00                                              820      51,539,579.30     79.38    8.193    63.02
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                           1,157      64,929,945.94    100.00    8.461    55.95

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Current Mortgage Principal Balance <75k                       FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
0.01 - 25,000.00                                               649   99.93    55.59   100.00    85.44      4.84
25,000.01 - 50,000.00                                          607   83.06    77.35    91.33    81.37     48.83
50,000.01 - 75,000.00                                          597   79.02    67.35    86.30    85.22     60.98
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         599   79.97    69.26    87.40    84.46     58.15

2. Current Mortgage Principal Balance Greater or Equal to 400K


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Current Mortgage Principal Balance Greater or Equal to 400K    Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
<= 400,000.00                                                        3       1,200,000.00      0.82    6.533   100.00
400,000.01 - 450,000.00                                            154      65,043,318.34     44.24    6.641    73.26
450,000.01 - 500,000.00                                            101      48,573,179.13     33.04    6.486    71.24
500,000.01 - 550,000.00                                             18       9,461,724.17      6.44    6.205    55.86
550,000.01 - 600,000.00                                             16       9,230,180.98      6.28    6.069    43.96
600,000.01 - 650,000.00                                             16      10,047,854.84      6.83    6.041    62.45
650,000.01 - 700,000.00                                              4       2,719,408.96      1.85    5.798    50.21
700,000.01 - 750,000.00                                              1         746,692.66      0.51    5.500     0.00
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                             313     147,022,359.08    100.00    6.463    68.32

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Current Mortgage Principal Balance Greater or Equal to 400K   FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
<= 400,000.00                                                  619   82.01    33.33   100.00    66.67     66.67
400,000.01 - 450,000.00                                        632   79.89    48.02    89.59    70.21     66.29
450,000.01 - 500,000.00                                        622   80.48    54.31    95.94    77.27     59.32
500,000.01 - 550,000.00                                        653   80.05    60.93   100.00    77.95     61.26
550,000.01 - 600,000.00                                        661   78.58    68.32    93.95    93.71     93.52
600,000.01 - 650,000.00                                        631   73.82    87.48   100.00    81.31     56.11
650,000.01 - 700,000.00                                        650   77.84   100.00   100.00    74.33    100.00
700,000.01 - 750,000.00                                        745   83.24   100.00   100.00   100.00      0.00
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         632   79.60    56.01    93.67    75.48     64.97

3. FICO Score


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
FICO Score                                                     Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
500 - 525                                                          560      84,340,983.20      8.26    8.387    96.13
526 - 550                                                          806     120,863,169.99     11.84    7.969    95.56
551 - 575                                                          911     147,390,063.57     14.43    7.556    91.38
576 - 600                                                        1,313     228,755,668.56     22.40    7.024    83.78
601 - 625                                                        1,263     225,901,167.03     22.12    6.823    75.79
626 - 650                                                        1,259     213,932,373.76     20.95    6.773    68.30
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                           6,112   1,021,183,426.11    100.00    7.228    82.28

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
FICO Score                                                    FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
500 - 525                                                      513   74.05    64.31    97.02    86.28     87.34
526 - 550                                                      538   77.11    64.46    97.81    86.63     81.83
551 - 575                                                      563   79.56    64.87    96.05    80.30     74.40
576 - 600                                                      589   80.01    62.44    94.65    79.10     69.54
601 - 625                                                      613   81.31    58.72    95.54    80.23     64.12
626 - 650                                                      638   80.78    52.52    91.04    77.19     56.61
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         589   79.56    60.28    94.86    80.61     69.26

4. Original Loan-to-Value Ratio Greater or Equal 80


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Original Loan-to-Value Ratio Greater or Equal 80               Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
75.01 - 80.00                                                    2,043     351,345,160.29     38.13    6.818    81.46
80.01 - 85.00                                                    1,117     206,968,418.58     22.46    7.129    79.43
85.01 - 90.00                                                    1,261     242,176,919.55     26.28    7.214    83.98
90.01 - 95.00                                                      486      89,167,926.24      9.68    7.567    98.49
95.01 - 100.00                                                     376      31,809,851.33      3.45    8.882    68.98
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                           5,283     921,468,275.99    100.00    7.136    82.88

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Original Loan-to-Value Ratio Greater or Equal 80              FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
75.01 - 80.00                                                  622   80.00    57.85    94.64    79.20     39.77
80.01 - 85.00                                                  600   84.37    58.72    91.89    79.06     77.02
85.01 - 90.00                                                  625   89.66    51.24    86.01    72.71     59.67
90.01 - 95.00                                                  628   94.72    62.55    99.78    78.91     47.91
95.01 - 100.00                                                 661   99.94    50.93   100.00    75.03     20.53
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         620   85.63    56.53    92.44    77.29     53.49

5. Second Home


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Second Home                                                    Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Second Home                                                         61      10,521,810.80    100.00    7.139    77.77
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                              61      10,521,810.80    100.00    7.139    77.77

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Second Home                                                   FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Second Home                                                    624   82.27    45.05     0.00    68.83     37.11
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         624   82.27    45.05     0.00    68.83     37.11

6. Investment Property


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Investment Property                                            Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Investment                                                         576      89,790,471.48    100.00    7.448    82.19
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                             576      89,790,471.48    100.00    7.448    82.19

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Investment Property                                           FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Investment                                                     648   79.95    37.74     0.00    52.05     56.65
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         648   79.95    37.74     0.00    52.05     56.65

7. Cashout Loans


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Cashout Loans                                                  Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Refinance - Cashout                                              5,012     903,190,303.60    100.00    6.989    71.98
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                           5,012     903,190,303.60    100.00    6.989    71.98

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Cashout Loans                                                 FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Refinance - Cashout                                            605   77.79    60.82    93.94    80.44    100.00
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         605   77.79    60.82    93.94    80.44    100.00

8. Stated Doc


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Stated Doc                                                     Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Stated Documentation                                             2,887     546,743,765.58    100.00    7.345    83.16
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                           2,887     546,743,765.58    100.00    7.345    83.16

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Stated Doc                                                    FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Stated Documentation                                           623   79.92     0.00    89.69    74.94     58.32
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         623   79.92     0.00    89.69    74.94     58.32

9. Limited Doc


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
Limited Doc                                                    Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Limited                                                            255      51,711,843.28    100.00    6.873    68.15
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                             255      51,711,843.28    100.00    6.873    68.15

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
Limited Doc                                                   FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Limited                                                        619   80.17     0.00    89.69    80.94     67.69
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         619   80.17     0.00    89.69    80.94     67.69

10. 2-4 Family


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
2-4 Family                                                     Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
2 Family                                                           400      84,672,803.33     72.46    6.996    72.94
3 Family                                                            85      20,085,033.00     17.19    7.367    79.74
4 Family                                                            48      12,099,608.26     10.35    7.608    71.82
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                             533     116,857,444.59    100.00    7.123    73.99

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
2-4 Family                                                    FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
2 Family                                                       635   79.51    43.82    78.13     0.00     62.53
3 Family                                                       633   78.38    37.27    66.22     0.00     74.52
4 Family                                                       628   79.17    43.06    40.32     0.00     72.02
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         634   79.28    42.62    72.17     0.00     65.57

11. IO Loans


                                                               Number                        % of
                                                                 of           Total          Total     Wtd
                                                              Mortgage       Current        Current    Avg      Pct
IO Loans                                                       Loans         Balance        Balance   Coupon    ARM
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Y                                                                  655     164,813,034.05    100.00    6.522   100.00
-----------------------------------------------------------   --------   ----------------   -------   ------   ------
Total:                                                             655     164,813,034.05    100.00    6.522   100.00

                                                                      Wtd
                                                                      Avg
                                                              Wtd    Comb     Pct      Pct      Pct       Pct
                                                              Avg    Orig     Full    Owner    Single   Cashout
IO Loans                                                      FICO    LTV     Doc      Occ     Family    Refi
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Y                                                              621   82.25    59.60    99.24    74.18     55.34
-----------------------------------------------------------   ----   -----   ------   ------   ------   -------
Total:                                                         621   82.25    59.60    99.24    74.18     55.34

This information is being delivered to a specific number of prospective
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solely for information purposes and is not an offer to buy or sell or a
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participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
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transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                       Collateral Cuts for MSAC 2004-HE6


FICO Score
----------

--------------------------------------------------------------------------------------------------------------------------------
FICO           Total Balance           CLTV     Adjusted Balance[1]            WA Loan Balance    WAC    % Covered by    WA FICO
                      Amount   %[2]             Amount                 %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------------
FICO NA                    0      0%   > 65.0                     0       0%
0 - 500              773,171      0%   > 65.0               461,073       0%            85,908   8.285              --       500
500.01 - 550     204,430,982     15%   > 70.0           152,567,764      11%           150,649   8.141              --       528
550.01 - 575     147,390,064     11%   > 70.0           118,891,537       9%           161,789   7.556              --       563
575.01 - 600     228,755,669     16%   > 70.0           190,311,700      14%           174,224   7.024              --       589
600.01 - 620     175,951,970     13%   > 70.0           149,958,168      11%           181,769   6.831              --       610
620.01 - 650     263,881,570     19%   > 80.0           111,583,661       8%           169,808   6.778              --       635
650.01 - 680     202,039,506     14%   > 80.0            76,556,505       5%           197,112   6.568              --       664
680.01 - 700      71,125,263      5%   > 85.0            21,587,342       2%           199,790   6.396              --       689
700.01 - 750      80,882,601      6%   > 85.0            23,841,792       2%           208,999   6.358              --       724
750.01 - 800      20,791,244      1%   > 85.0             5,737,020       0%           185,636   6.471              --       770
800 +                819,393      0%   > 85.0                     0       0%           204,848   5.532              --       812
--------------------------------------------------------------------------------------------------------------------------------
Total:         1,396,841,434    100%                    851,496,561      61%           174,693   7.028              --       615
--------------------------------------------------------------------------------------------------------------------------------
 FICO: Average           615                        Min:  500            Max:       817


-----------------------------------------------------------------------------------------
FICO          WA CLTV   WA DTI   % SFR/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
-----------------------------------------------------------------------------------------
FICO NA
0 - 500          70.58    34.22         91.6           68.0         69.5            100.0
500.01 - 550     75.87    41.02         91.5           97.6         64.4             84.0
550.01 - 575     79.56    40.74         86.9           96.0         64.9             74.4
575.01 - 600     80.01    40.41         89.0           94.7         62.4             69.5
600.01 - 620     81.13    40.37         88.6           96.4         59.4             65.6
620.01 - 650     80.99    40.31         84.6           91.3         53.3             57.1
650.01 - 680     80.49    40.31         81.3           87.6         47.1             54.9
680.01 - 700     81.08    39.60         81.9           88.9         52.1             52.9
700.01 - 750     79.49    39.64         74.5           87.1         48.0             48.7
750.01 - 800     80.32    38.24         85.5           78.9         52.5             36.6
800 +            54.76    27.94         61.4          100.0        100.0             50.8
-----------------------------------------------------------------------------------------
Total:           79.76    40.37         85.9           92.8         57.2             64.7
-----------------------------------------------------------------------------------------


Debt To Income (DTI) Ratio
--------------------------

--------------------------------------------------------------------------------------------------------------------------
DTI               Total Balance           FICO     Adjusted Balance[1]            WA Loan Balance    WAC    % Covered by
                         Amount   %[2]                          Amount    %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
<= 20                35,980,616      3%   < 550              3,410,249       0%           132,282   7.031              --
20.001 - 25.00       53,485,938      4%   < 550              6,465,432       0%           136,444   7.100              --
25.001 - 30.00      102,813,451      7%   < 575             25,985,141       2%           152,542   7.034              --
30.001 - 35.00      162,610,469     12%   < 575             37,080,907       3%           168,508   6.975              --
35.001 - 40.00      228,721,991     16%   < 600             89,112,764       6%           171,842   7.056              --
40.001 - 45.00      305,534,231     22%   < 625            169,779,182      12%           182,627   7.021              --
45.001 - 50.00      431,344,636     31%   < 650            317,083,954      23%           189,602   7.042              --
50.001 - 55.00       75,446,654      5%   < 675             67,726,188       5%           184,466   6.952              --
55+                     903,448      0%   < 700                723,204       0%           180,690   6.048              --
--------------------------------------------------------------------------------------------------------------------------
Total:            1,396,841,434    100%                    717,367,022      51%           174,693   7.028              --
--------------------------------------------------------------------------------------------------------------------------
   DTI: Average           40.37               Min:          0.53            Max:      56.73


-----------------------------------------------------------------------------------------------------
DTI              WA FICO   WA CLTV   WA DTI   % SFR/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
-----------------------------------------------------------------------------------------------------
<= 20                625     77.33    16.13         83.2           84.8         53.2             69.0
20.001 - 25.00       616     75.85    22.85         87.0           86.1         57.0             74.3
25.001 - 30.00       617     78.45    27.74         88.5           90.5         56.6             68.9
30.001 - 35.00       616     79.18    32.73         86.4           92.8         60.1             69.3
35.001 - 40.00       617     80.38    37.78         87.2           93.6         55.2             62.4
40.001 - 45.00       617     80.54    42.82         85.0           95.5         54.6             62.3
45.001 - 50.00       615     81.29    47.91         84.6           92.6         54.9             60.2
50.001 - 55.00       597     73.12    52.62         88.7           92.6         82.0             82.3
55                   637     68.70    56.29        100.0          100.0        100.0             41.4
-----------------------------------------------------------------------------------------------------
Total:               615     79.76    40.37         85.9           92.8         57.2             64.7
-----------------------------------------------------------------------------------------------------


Combined Loan To Value (CLTV) Ratio
-----------------------------------

------------------------------------------------------------------------------------------------------------------------
CLTV             Total Balance           DTI      Adjusted Balance[1]            WA Loan Balance    WAC    % Covered by
                        Amount   %[2]             Amount                 %[2]                              Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------
< 60.00             83,065,375      6%   > 50              10,305,336       1%           152,414   6.652              --
60.01 - 70.00      156,963,827     11%   > 50              17,340,312       1%           173,825   6.849              --
70.01 - 80.00      586,689,116     42%   > 50              33,025,701       2%           177,355   6.833              --
80.01 - 85.00      206,968,419     15%   > 50              10,408,937       1%           185,290   7.129              --
85.01 - 90.00      242,176,920     17%   > 50               3,924,039       0%           192,051   7.214              --
90.01 - 95.00       89,167,926      6%   > 50               1,230,945       0%           183,473   7.567              --
95.01 - 100.00      31,809,851      2%   > 50                 114,833       0%            84,601   8.882              --
100+                         0      0%   > 50                       0       0%
------------------------------------------------------------------------------------------------------------------------
Total:           1,396,841,434    100%                     76,350,102       5%           174,693   7.028              --
------------------------------------------------------------------------------------------------------------------------
LTV: Average             79.76    Min:        7.50               Max: 100.00


-----------------------------------------------------------------------------------------------------
CLTV             WA FICO   WA CLTV   WA DTI   % SFR/ PUD    % Owner Occ   % Full Doc   % Cashout Refi
-----------------------------------------------------------------------------------------------------
< 60.00              617     50.42    38.38         85.6           92.5         54.2             86.7
60.01 - 70.00        602     66.85    39.70         85.0           92.6         55.6             89.4
70.01 - 80.00        615     78.30    40.63         86.8           94.6         59.4             57.5
80.01 - 85.00        600     84.37    40.37         86.0           91.9         58.7             77.0
85.01 - 90.00        625     89.66    40.26         83.2           86.0         51.2             59.7
90.01 - 95.00        628     94.72    41.35         88.4           99.8         62.6             47.9
95.01 - 100.00       661     99.94    42.02         86.7          100.0         50.9             20.5
100+
-----------------------------------------------------------------------------------------------------
Total:               615     79.76    40.37         85.9           92.8         57.2             64.7
-----------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket [2] Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STATE                         Total Balance                   WA Loan    WAC    % Covered by    WA FICO   WA CLTV   WA DTI
                                     Amount   %[2]            Balance           Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
California                      499,514,214     36%           247,284   6.648              --       622     77.80    41.06
Florida                         152,111,042     11%           144,730   7.107              --       611     80.97    40.91
New York                         97,483,800      7%           242,497   6.849              --       623     77.04    41.36
Texas                            62,101,939      4%           105,436   7.366              --       615     79.69    38.38
New Jersey                       47,465,327      3%           221,801   7.293              --       608     80.34    40.84
Illinois                         44,304,117      3%           160,522   7.736              --       611     82.73    39.85
Washington                       39,268,482      3%           167,814   6.885              --       618     81.24    40.70
Massachusetts                    39,138,184      3%           230,225   6.969              --       624     79.76    40.95
Nevada                           30,770,160      2%           188,774   7.016              --       615     81.03    39.19
Michigan                         29,850,773      2%           110,558   7.900              --       593     82.72    39.56
Virginia                         27,886,060      2%           183,461   7.345              --       602     81.17    40.98
Maryland                         27,849,853      2%           182,025   7.392              --       602     80.09    39.15
Other                           299,097,482     21%           129,929   7.340              --       610     82.01    39.16
--------------------------------------------------------------------------------------------------------------------------
Total:                        1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
STATE                         % SFR/ PUD   % Owner Occ   % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------
California                          87.1          93.6         55.8             70.7
Florida                             87.9          92.0         53.8             54.9
New York                            71.1          94.5         56.0             71.8
Texas                               96.7          94.7         60.3             42.4
New Jersey                          74.1          96.0         52.2             74.7
Illinois                            69.3          89.6         47.8             51.1
Washington                          92.5          95.3         68.1             53.7
Massachusetts                       65.9          88.2         49.4             72.0
Nevada                              97.3          84.3         60.5             62.7
Michigan                            92.7          89.8         57.5             62.7
Virginia                            90.6          95.6         57.5             71.0
Maryland                            88.9          92.9         60.1             76.8
Other                               88.9          92.2         61.9             61.4
------------------------------------------------------------------------------------
Total:                              85.9          92.8         57.2             64.7
------------------------------------------------------------------------------------


Principal Balance
-----------------

--------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance   Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV   WA DTI
                                     Amount   %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
0 - $50K                         13,390,367      1%            39,734   9.493              --       608     83.65    37.41
$51 - $200K                     609,980,092     44%           120,193   7.294              --       606     78.99    39.12
$200.1 - $250K                  204,392,482     15%           224,607   6.955              --       618     79.69    41.37
$250.1 - $300K                  179,049,832     13%           273,359   6.806              --       618     79.69    41.61
$300.1 - $400K                  244,206,302     17%           344,438   6.789              --       624     81.71    41.60
$400.1 - $500K                  113,616,497      8%           445,555   6.575              --       628     80.14    40.86
$500.1 - $600K                   18,691,905      1%           549,762   6.138              --       657     79.32    38.63
$600.1 - $700K                   12,767,264      1%           638,363   5.990              --       635     74.67    44.16
$700.1 - $800K                      746,693      0%           746,693   5.500              --       745     83.24    42.16
$800.1 - $900K                            0      0%                --
$900.1 - $1000K                           0      0%                --
>$1000K                                   0      0%
--------------------------------------------------------------------------------------------------------------------------
Total:                        1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37
--------------------------------------------------------------------------------------------------------------------------
                Principal Balance: Average  174,693              Min:  18,929             Max: 746,693


------------------------------------------------------------------------------------
Scheduled Principal Balance   % SFR/ PUD   % Owner Occ   % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------
0 - $50K                            91.9          91.6         76.6             47.3
$51 - $200K                         87.8          91.8         63.8             62.8
$200.1 - $250K                      86.1          92.8         51.7             65.9
$250.1 - $300K                      83.3          94.3         52.0             66.1
$300.1 - $400K                      81.6          93.8         48.4             67.8
$400.1 - $500K                      85.6          92.3         50.7             63.3
$500.1 - $600K                      91.6          97.0         64.6             77.2
$600.1 - $700K                      94.5         100.0         90.1             65.5
$700.1 - $800K                     100.0         100.0        100.0              0.0
$800.1 - $900K
$900.1 - $1000K
>$1000K
------------------------------------------------------------------------------------
Total:                              85.9          92.8         57.2             64.7
------------------------------------------------------------------------------------


Documentation Type
------------------

--------------------------------------------------------------------------------------------------------------------------
Doc Type        Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV   WA DTI   % SFR/ PUD
                       Amount   %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
Full Doc          798,385,825     57%           164,480   6.820              --       610     79.63    40.63          88.2
Stated Doc        546,743,766     39%           189,381   7.345              --       623     79.92    40.42          82.4
Limited Doc        51,711,843      4%           202,792   6.873              --       619     80.17    35.81          87.6
NINA                        0      0%
Other                       0      0%
--------------------------------------------------------------------------------------------------------------------------
Total:          1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37          85.9
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------
Doc Type       % Owner Occ  % Cashout Refi
-------------------------------------------
Full Doc              95.2             68.8
Stated Doc            89.7             58.3
Limited Doc           89.7             67.7
NINA
Other
-------------------------------------------
Total:                92.8             64.7
-------------------------------------------


Property Type
-------------

--------------------------------------------------------------------------------------------------------------------------
Property Type   Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV   WA DTI   % Owner Occ
                       Amount   %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
Single Family   1,093,482,196     78%           170,723   7.027              --       612     79.56    40.36          95.1
PUD               106,261,753      8%           190,775   6.915              --       619     81.51    39.92          93.8
Townhouse                   0      0%
2-4 Family        116,857,445      8%           219,245   7.123              --       634     79.28    40.57          72.2
Condo              80,240,040      6%           160,160   7.044              --       627     80.87    40.71          91.0
Manufactured                0      0%
Other                       0      0%
--------------------------------------------------------------------------------------------------------------------------
Total:          1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37          92.8
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------
Property Type   % Full Doc   % Cashout Refi
-------------------------------------------
Single Family         58.7             66.4
PUD                   58.3             54.4
Townhouse
2-4 Family            42.6             65.6
Condo                 55.7             52.6
Manufactured
Other
-------------------------------------------
Total:                57.2             64.7
-------------------------------------------


Primary Mortgage Insurance
--------------------------

-----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance            Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO    WA CLTV    WA DTI
                                     Amount   %[2]                              Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                               0%                --      --                         --         --        --
Loans >80 LTV w/o MI            570,123,116     41%                --      --              --         --         --        --
Other                           826,718,318     59%                --      --              --         --         --        --
-----------------------------------------------------------------------------------------------------------------------------
Total:                                         100%                --      --              --         --         --        --
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Mortgage Insurance            % Owner Occ   % Cashout Refi   % Full Doc       Is MI down
                                                                               to 60 LTV
----------------------------------------------------------------------------------------
Loans >80 LTV w/MI                     --               --           --
Loans >80 LTV w/o MI                   --               --           --               --
Other                                  --               --           --               --
----------------------------------------------------------------------------------------
Total:                                 --               --           --               --
----------------------------------------------------------------------------------------


Loan Purpose
------------

---------------------------------------------------------------------------------------------------------------------
Loan Purpose            Total Balance           WA Loan Balance    WAC    % Covered by    WA. FICO   WA CLTV   WA DTI
                               Amount    %[2]                              Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------
Debt Consolidation                 --      0%
Refinance - Cashout       903,190,304     65%           180,206   6.989              --        605     77.79    40.10
Purchase                  409,606,621     29%           168,632   7.139              --        636     84.33    41.11
Refinance - Rate Term      84,044,509      6%           151,432   6.898              --        619     78.70    39.61
Other                              --      0%
---------------------------------------------------------------------------------------------------------------------
Total:                  1,396,841,434    100%           174,693   7.028              --        615     79.76    40.37
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------
Loan Purpose           % SFR/ PUD   % Owner Occ
------------------------------------------------
Debt Consolidation
Refinance - Cashout           86.8          93.9
Purchase                      82.6          89.8
Refinance - Rate Term         91.5          95.7
Other
------------------------------------------------
Total:                        85.9          92.8
------------------------------------------------


Fixed Vs. Floating Collateral
-----------------------------

---------------------------------------------------------------------------------------------------------------------------
Collateral Type   Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV   WA DTI   % SFR/ PUD
                         Amount   %[2]                              Mortgage Ins.
---------------------------------------------------------------------------------------------------------------------------
Fixed               339,366,193     24%           158,805   6.541              --       650     75.08    39.70         86.7
Floating             17,157,893      1%           176,885   6.753              --       623     77.96    40.16         80.5
A2/6                823,544,779     59%           171,108   7.344              --       599     81.19    40.72         85.1
A3/6                 52,890,936      4%           178,084   6.838              --       622     80.31    40.12         88.2
Other               163,881,634     12%           251,352   6.532              --       621     82.30    40.09         87.9
---------------------------------------------------------------------------------------------------------------------------
Total:            1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37         85.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Collateral Type   % Owner Occ   % Cashout Refi                         Index   Margin
-------------------------------------------------------------------------------------
Fixed                    94.6             74.6                                  0.000
Floating                 95.7             66.8   6 Month Libor/1 Month Libor    5.494
A2/6                     90.9             62.1                 6 Month Libor    5.633
A3/6                     90.2             70.4                 6 Month Libor    5.557
Other                    99.2             55.1                 6 Month Libor    5.450
-------------------------------------------------------------------------------------
Total:                   92.8             64.7                                  5.598
-------------------------------------------------------------------------------------


Lien Status
-----------

--------------------------------------------------------------------------------------------------------------------------
Lien Status     Total Balance           WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV   WA DTI   % SFR/ PUD
                       Amount   %[2]                              Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
First Lien      1,386,885,729     99%           178,953   7.003              --       615     79.62    40.36          85.9
Second Lien         9,955,705      1%            40,470  10.438              --       635     99.49    41.95          88.5
Third Lien                  0      0%
--------------------------------------------------------------------------------------------------------------------------
Total:          1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37          85.9
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------
Lien Status    % Owner Occ  % Cashout Refi
------------------------------------------
First Lien            92.8             65.0
Second Lien          100.0             11.0
Third Lien
------------------------------------------
Total:                92.8             64.7
------------------------------------------


Occupancy Status
----------------

------------------------------------------------------------------------------------------------------------------------------
Occupancy Type      Total Balance           WA Loan Balance    WAC    % Covered by    WA. FICO  WA CLTV   WA DTI   % SFR/ PUD
                           Amount   %[2]                              Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------
Primary Residence   1,296,529,152     93%           176,183   6.998              --       613     79.73    40.51          87.9
Second Home            10,521,811      1%           172,489   7.139              --       624     82.27    41.58          77.9
Investment             89,790,471      6%           155,886   7.448              --       648     79.95    38.14          58.3
Non-owner                       0      0%
Other                           0      0%
------------------------------------------------------------------------------------------------------------------------------
Total:              1,396,841,434    100%           174,693   7.028              --       615     79.76    40.37          85.9
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
Occupancy Type     % Owner Occ  % Cashout Refi
-----------------------------------------------
Primary Residence        100.0             65.4
Second Home                0.0             37.1
Investment                 0.0             56.6
Non-owner
Other
-----------------------------------------------
Total:                    92.8             64.7
-----------------------------------------------


Prepayment Penalty
------------------

-------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination   Total Balance           WA Loan Balance    WAC    % Covered by    # of Loans   WA FICO
                                                Amount    %[2]                              Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------------
0 Months                                   306,765,057     22%           164,839   7.544              --        1,861       609
6 Months                                             0      0%
12 Months                                   63,061,185      5%           220,494   6.619              --          286       642
24 Months                                  718,896,054     51%           175,170   7.099              --        4,104       602
36 Months                                  308,119,138     22%           176,573   6.430              --        1,745       646
60 Months                                            0      0%
Other                                                0      0%
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,396,841,434    100%           174,693   7.028              --        7,996       615
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination   WA CLTV       WA DTI    % SFR/ PUD  % Owner Occ   % Cashout Refi
---------------------------------------------------------------------------------------------------------
0 Months                                   80.56        40.01          80.8         91.3             64.7
6 Months
12 Months                                  76.49        41.43          72.2         93.4             69.5
24 Months                                  81.43        40.70          88.1         92.9             60.2
36 Months                                  75.76        39.72          88.6         94.0             74.1
60 Months
Other
---------------------------------------------------------------------------------------------------------
Total:                                     79.76        40.37          85.9         92.8             64.7
---------------------------------------------------------------------------------------------------------


Section 32 Loans

-----------------------------------------------------------------------------------------------------------------------------
                   Total Balance          WA Loan Balance    WAC    % Covered by    WA FICO   WA CLTV    WA DTI   % SFR/ PUD
                          Amount   %[2]                             Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------
Section 32 Loans               0      0%                0       0                         0          0        0             0
-----------------------------------------------------------------------------------------------------------------------------
Total:                        --                        0       0                         0       0.00     0.00           0.0
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
                  % Owner Occ   % Cashout Refi
-----------------------------------------------
Section 32 Loans             0                0
-----------------------------------------------
Total:                     0.0              0.0
-----------------------------------------------


Top 5 MSA
---------

---------------------------------------------------
                        MSA                    %[2]
---------------------------------------------------
No MSA                                        69.31
San Diego                                      2.64
Las Vegas, NV-AZ                               1.98
Minneapolis-St. Paul, MN-WI                    1.44
Phoenix-Mesa                                   1.14
Honolulu                                       1.11
---------------------------------------------------


Top 5 Originators
-----------------

---------------------------------------------------
Originator                                     %[2]
Aames                                         28.61
New Century                                   71.39
---------------------------------------------------


Servicers
---------

---------------------------------------------------
Servicer                                       %[2]
Chase                                         3.03%
Countrywide                                  96.97%
---------------------------------------------------


Rating Agency Base Case Loss Expectations

                Standard & Poors: Analyst Name :
                ----------------------------------------------------------------------------------------------------
                Foreclosure Frequency                   Loss Severity                  Cumulative Losses
--------------------------------------------------------------------------------------------------------------------
AA
--------------------------------------------------------------------------------------------------------------------
A
--------------------------------------------------------------------------------------------------------------------
A-
--------------------------------------------------------------------------------------------------------------------
BBB+
--------------------------------------------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------------------------------------------


                ----------------------------------------------------------------------------------------------------
                Moody's: Analyst Name :
                ----------------------------------------------------------------------------------------------------
                Foreclosure Frequency               Loss Severity                    Cumulative Losses
--------------------------------------------------------------------------------------------------------------------
AA
--------------------------------------------------------------------------------------------------------------------
A                                                                                                                      More...
--------------------------------------------------------------------------------------------------------------------
A-
--------------------------------------------------------------------------------------------------------------------
BBB+
--------------------------------------------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------------------------------------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                                ----------------------------------------------------------------------------------------------------
                                              Breakeven CDR                                   Cumulative Losses
------------------------------------------------------------------------------------------------------------------------------------
                                25 CPR           40 CPR           60 CPR           25 CPR           40 CPR           60 CPR
------------------------------------------------------------------------------------------------------------------------------------
               AA
------------------------------------------------------------------------------------------------------------------------------------
               A
------------------------------------------------------------------------------------------------------------------------------------
              BBB
------------------------------------------------------------------------------------------------------------------------------------
              BBB-
------------------------------------------------------------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                                ----------------------------------------------------------------------------------------------------
                                         Multiple of Default Ramp                             Cumulative Losses
------------------------------------------------------------------------------------------------------------------------------------
                                25 CPR           40 CPR           60 CPR           25 CPR           40 CPR           60 CPR
------------------------------------------------------------------------------------------------------------------------------------
                AA
------------------------------------------------------------------------------------------------------------------------------------
                A
------------------------------------------------------------------------------------------------------------------------------------
               BBB
------------------------------------------------------------------------------------------------------------------------------------
               BBB-
------------------------------------------------------------------------------------------------------------------------------------


0 - 500                                     85907.9     8.285011433    0             500     70.58005829      34.2211037
500.01 - 550                             150649.213     8.140520829    0     528.1844877     75.87211348     41.02209365
550.01 - 575                            161789.3124     7.555731309    0     562.8482974     79.55749838     40.73985209
575.01 - 600                            174223.6623     7.023959647    0      588.584009      80.0148621      40.4117295
600.01 - 620                            181768.5645     6.830502045    0      610.133835     81.13310132     40.37153103
620.01 - 650                            169807.9603     6.777654516    0      635.317699     80.99371637     40.30991875
650.01 - 680                            197111.7134     6.567836122    0     664.1769747     80.48637187     40.30715485
680.01 - 700                            199790.0655     6.395600686    0     689.1247865     81.08172697     39.59743487
700.01 - 750                            208998.9681     6.357992921    0     724.1205869     79.49266502     39.64250616
750.01 - 800                            185636.1109     6.470699828    0     769.6747355     80.32447925     38.24029356
800 +                                   204848.2975     5.531898583    0     811.7775965     54.75621023     27.94485034

Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

0 - 500                                 91.60695737     67.95530769     69.54457687             100
500.01 - 550                            91.47518708     97.60011982     64.37626312     84.03676744
550.01 - 575                            86.93922456     96.04669941     64.86867993     74.39687833
575.01 - 600                             89.0275624     94.65135326      62.4431725     69.53739138
600.01 - 620                            88.55226962     96.44117311     59.35818118     65.56878336
620.01 - 650                            84.64940585     91.29393771     53.26186491     57.06084909
650.01 - 680                            81.27256302     87.57305563     47.13686089     54.90197389
680.01 - 700                            81.94732749      88.9003706     52.07051402     52.93715422
700.01 - 750                            74.54416337     87.06167724     47.95519196     48.65234409
750.01 - 800                            85.46414544     78.86625316     52.53898372     36.60268951
800 +                                    61.3592749             100             100     50.79107626

Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


        <= 20.00                        132281.6767     7.030812431    0      625.496759      77.3266176     16.12873648
   20.01 - 25.00                        136443.7186     7.100220646    0      615.793419     75.85098715     22.84641778
   25.01 - 30.00                        152542.2115      7.03389776    0     617.3558177     78.44661333     27.73880232
   30.01 - 35.00                        168508.2576      6.97456378    0     616.4491909     79.17841042     32.73347557
   35.01 - 40.00                        171842.2174     7.055936144    0     617.4116879     80.38199066     37.78117611
   40.01 - 45.00                         182626.558     7.021181046    0      616.539608     80.53548764     42.81567732
   45.01 - 50.00                        189602.0378     7.041741664    0     614.5276932     81.29489582     47.90973487
   50.01 - 55.00                         184466.147     6.952019817    0     596.6243365     73.12026043     52.62069698
   55.01 +                               180689.624     6.047510113    0     637.2942864     68.70348021     56.28744819
Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

        <= 20.00                        83.21678251     84.81033802     53.22836197      68.9591459
   20.01 - 25.00                        86.99192599     86.14037151     57.02819235     74.25353119
   25.01 - 30.00                        88.49747645     90.50394726      56.6241004     68.87356488
   30.01 - 35.00                        86.35212487     92.77103314     60.07780029     69.31704399
   35.01 - 40.00                         87.2222979     93.61239408     55.17235371     62.36611363
   40.01 - 45.00                        85.00807282     95.46022626     54.63807955      62.2705518
   45.01 - 50.00                        84.57357528     92.61957723     54.92443412     60.22356937
   50.01 - 55.00                        88.72006342     92.57721934     82.01224392     82.29229054
   55.01 +                                      100             100             100     41.43428291
Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


       <=  60.00                        152413.5322     6.651920644    0     616.9088164      50.4163244     38.38308202
  60.01 -  70.00                        173824.8362     6.848571908    0     602.0425039     66.85033511      39.6964263
  70.01 -  80.00                          177354.63     6.833314713    0     615.4773006     78.29510124     40.63358728
  80.01 -  85.00                        185289.5421     7.129317196    0     599.6804108     84.37399303     40.36747264
  85.01 -  90.00                        192051.4826     7.214317146    0     625.1339903     89.65543149     40.25720075
  90.01 -  95.00                        183473.0993      7.56683725    0      628.398759     94.72091257     41.35242521
  95.01 - 100.00                        84600.66843     8.882168628    0     661.1180714     99.93932124     42.01873612

Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

       <=  60.00                        85.63342797     92.51189819      54.1751697     86.69843561
  60.01 -  70.00                        84.96325457     92.62549275     55.58939246     89.44619432
  70.01 -  80.00                        86.84638509     94.60424918     59.40563121     57.54643751
  80.01 -  85.00                        85.95428883     91.88879489     58.72021912     77.01864287
  85.01 -  90.00                        83.17352762     86.01132807     51.23957126     59.66717373
  90.01 -  95.00                        88.41063522     99.78052293     62.55485075     47.91053536
  95.01 - 100.00                        86.68102914             100     50.93333864     20.53403574

Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


California                              247284.2643     6.647889177    0     621.5921846     77.80168572     41.06379127
Florida                                 144729.8212      7.10693383    0     611.0306852     80.97321761     40.91257499
New York                                242497.0144     6.848657125    0     622.8127702     77.04255942     41.36005654
Texas                                   105436.2294     7.366022983    0     614.5425224     79.69132034     38.38017587
New Jersey                               221800.594     7.292850833    0     607.6538398     80.34093217     40.84131922
Illinois                                160522.1632     7.735892101    0      610.924637     82.73260691     39.84828427
Washington                              167814.0274      6.88467511    0     617.5534676     81.23890033     40.70222836
Massachusetts                           230224.6136     6.968971815    0     623.7362213     79.76190696     40.94652905
Nevada                                  188773.9875     7.015761559    0     614.8996254     81.03468509     39.19059131
Michigan                                110558.4178     7.899676983    0     592.8995744     82.72327282     39.55734384
Virginia                                 183460.922     7.345266166    0     602.2164352     81.16811355     40.98035219
Maryland                                182025.1861      7.39188247    0     601.6106764      80.0890019     39.14504477
Other                                   129929.4013     7.339708324    0     609.6737422     82.01144327     39.15575563
Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

California                              87.11694673     93.56941852     55.78505105     70.73660124
Florida                                 87.94517631     92.04635622      53.8392442     54.87993537
New York                                71.13170261     94.54756788     55.95468391     71.77641106
Texas                                   96.74694227     94.69406641     60.33301951     42.38385527
New Jersey                              74.05310779     96.03762019     52.21200617     74.65907834
Illinois                                69.34888681     89.56581711     47.82125342      51.0840722
Washington                              92.49601857     95.33564766     68.09714604     53.71656306
Massachusetts                           65.92975586     88.16565482     49.35477066     71.95258237
Nevada                                  97.34213192     84.30241434     60.48628492     62.66326151
Michigan                                92.68378757     89.81199385     57.45173711     62.73681204
Virginia                                90.56394526     95.58685658     57.49565526     71.03423335
Maryland                                88.89346946     92.90209691     60.13786912     76.82015255
Other                                   88.85211944     92.16434658     61.93687962     61.36622085
Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


BALCURR lt 50000                        39734.02564     9.493167771    0     608.2494707     83.65209981     37.40869427
BALCURR between 50000 -200000           120193.1215      7.29361942    0     606.2045201     78.98679094     39.11611445
BALCURR between 200000 -250000          224607.1232     6.954991432    0     617.5527427     79.69468262     41.37191824
BALCURR between 250000 -300000          273358.5223     6.805624625    0     618.4335249     79.69132006     41.60788433
BALCURR between 300000 -400000           344437.662     6.789470082    0     623.6331993     81.70929386     41.60290509
BALCURR between 400000 -500000           445554.892     6.574666761    0     627.5643995     80.14489897     40.86148576
BALCURR between 500000 -500000          549761.9162     6.137721828    0     656.8828668     79.32402555     38.63131573
BALCURR between 600000 -700000            638363.19     5.989529424    0     634.8321453     74.67353178     44.16006176
BALCURR between 700000 -800000            746692.66             5.5    0             745           83.24           42.16


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

BALCURR lt 50000                        91.90537721     91.63816384      76.5857164      47.2777322
BALCURR between 50000 -200000           87.83059349     91.82219505     63.83992582     62.84734268
BALCURR between 200000 -250000          86.14335555     92.80054337     51.66438418     65.93144406
BALCURR between 250000 -300000          83.34227451     94.28479733     51.99071893      66.1322391
BALCURR between 300000 -400000          81.55943124     93.83501855     48.35724215     67.81764625
BALCURR between 400000 -500000          85.62415643     92.30040693     50.70926713     63.31386761
BALCURR between 500000 -500000          91.59755232     97.01405761     64.57647235     77.18843823
BALCURR between 600000 -700000          94.53194803             100     90.14989461     65.45514208
BALCURR between 700000 -800000                  100             100             100               0


Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


Full Doc                                164479.9804     6.820368944    0     609.5243762     79.62918752     40.62521315
Stated Doc                              189381.2835     7.344898849    0     623.2811826       79.919297     40.42188039
Limited Doc                             202791.5423        6.873366    0     618.7514983     80.17462288     35.80538929


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

Full Doc                                88.16284662     95.16220696             100     68.80193726
Stated Doc                              82.41149891     89.69263308               0     58.32378593
Limited Doc                             87.57093801     89.68680667               0     67.68995944


Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


PUD                                     190775.1394      6.91526741    0     619.4099869     81.50736095     39.91704799
Single Family                           170723.2157     7.027181276    0     611.9495922     79.56398608      40.3634511
2-4 Family                              219244.7366     7.122991063    0     633.9876017     79.27865949     40.57491932
Condo                                   160159.7611     7.043832233    0     627.4393315      80.8692348     40.71179495


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

PUD                                             100     93.80564952     58.34929336     54.44668457
Single Family                                   100     95.06333093     58.70024137     66.43904943
2-4 Family                                        0     72.16685631     42.61548761     65.57478082
Condo                                             0     90.99781225     55.71630411     52.59981428


Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


Loans >80 LTV w/o MI                    175963.9246     7.331651959    0      618.412063     89.10417596     40.56681085
Other                                   173826.3916     6.817985745    0     613.0703529     73.32100637     40.22953256


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

Loans >80 LTV w/o MI                    91.07900216     61.94400084     55.70786343               0
Other                                   94.01832398     66.53212151     58.15552986               0


Total:                                  92.81863497     64.65947255      57.1565108               0


Refinance - Cashout                     180205.5674     6.989021196    0     605.3405626     77.79174563     40.10101293
Purchase                                168631.7914     7.139439727    0     636.2624192     84.32717633      41.1090232
Refinance - Rate Term                   151431.5477      6.89777373    0     619.3441729     78.70174322     39.61227197


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

Refinance - Cashout                     86.84273681      93.9360216     60.81829181             100
Purchase                                 82.6370191     89.75938336     46.66777393               0
Refinance - Rate Term                   91.50159813     95.72039438     68.92373969               0


Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


Fixed                                   158804.9569     6.541415562       0     649.5845338     75.07806674     39.70257295
Floating                                176885.4909     6.753109539       0     623.1525035     77.95646854     40.15868257
A2/6                                     171108.410           7.344   0.000     599.3915524     81.19179036     40.71554723
A3/6                                     178083.959           6.838   0.000     621.6734497     80.30978907     40.12197168
Other                                   251352.1995      6.53230727       0     620.9470394     82.29664214     40.09389937

Total:                                  174692.5255      7.02763945       0     615.2505806     79.76293285     40.36719324

Fixed                                   86.69319992     94.59746581     68.02161146     74.56888857               0
Floating                                80.50255982     95.66107367     61.97649237     66.84618364     5.494141427
A2/6                                    85.12331819     90.91367829     52.39328213     62.06584073     5.632534001
A3/6                                    88.24533863     90.24666267     53.19373985     70.41251013     5.557317345
Other                                   87.88145624     99.24037858     59.36772988     55.08700432     5.449674266

Total:                                  85.88977388     92.81863497      57.1565108     64.65947255     5.598187895


First Lien                              178952.9973     7.003157063    0     615.1056062     79.62131864     40.35580069
Second Lien                             40470.34638     10.43817376    0     635.4463344     99.49058862     41.95423975

Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

First Lien                               85.8710616     92.76708382     57.04271545     65.04499938
Second Lien                             88.49649959             100     73.00884264     10.95341703

Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


Primary Residence                         176182.79     6.997650313    0     612.8993553     79.72958133     40.51169805
Second Home                             172488.7016      7.13850171    0     623.6399536      82.2741409     41.58184237
Investment                              155886.2352     7.447676437    0     648.2180074     79.95024413     38.13828186


Total:                                  174692.5255      7.02763945    0     615.2505806     79.76293285     40.36719324

Primary Residence                       87.86382665             100     58.59965202      65.4378683
Second Home                             77.93880384               0     45.04588868     37.10958165
Investment                              58.31715592               0     37.73742372     56.64817673


Total:                                  85.88977388     92.81863497      57.1565108     64.65947255


0 Months                                164838.8267     7.544315465    0            1861     608.9808772     80.55963561
12 Months                               220493.6539      6.61897013    0             286     641.9830979     76.49451627
24 Months                               175169.6038     7.099110248    0            4104     602.4831444     81.42641081
36 Months                               176572.5721     6.430120418    0            1745     645.8101922     75.75747545


Total:                                  174692.5255      7.02763945    0            7996     615.2505806     79.76293285

0 Months                                40.00518942     80.76746482     91.33285214     64.72468188
12 Months                               41.43367955     72.15971811     93.39618114     69.51963362
24 Months                               40.70404143     88.10513549     92.91257285     60.17342777
36 Months                               39.72340786     88.63080548     93.96051124     74.06657544


Total:                                  40.36719324     85.88977388     92.81863497     64.65947255

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                   All records

1. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                             Pool by
                                                              Aggregate     Aggregate   Weighted    Weighted   Weighted
                                                  Number       Cut-off       Cut-off     Average    Average    Average     Weighted
                                                    of          Date          Date        Gross     Remaining  Combined    Average
                                                 Mortgage     Principal     Principal   Interest      Term     Original      FICO
Range of Gross Interest Rates (%)                 Loans      Balance ($)     Balance    Rate (%)    (months)     LTV        Score
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
4.500 - 4.749                                          14       4,139,318        0.30       4.558        347      74.84          667
4.750 - 4.999                                          36       9,970,414        0.71       4.941        355      77.57          645
5.000 - 5.249                                          31       7,749,508        0.55       5.123        356      77.31          635
5.250 - 5.499                                          93      18,783,363        1.34       5.364        353      77.28          637
5.500 - 5.749                                         561     128,168,840        9.18       5.561        341      73.17          664
5.750 - 5.999                                         625     138,867,088        9.94       5.873        347      76.10          643
6.000 - 6.249                                         378      74,945,335        5.37       6.096        352      78.24          641
6.250 - 6.499                                         462      98,367,849        7.04       6.350        354      78.69          628
6.500 - 6.749                                         579     113,299,284        8.11       6.597        353      79.22          624
6.750 - 6.999                                         756     138,986,370        9.95       6.871        352      79.62          617
7.000 - 7.249                                         445      76,943,374        5.51       7.111        353      80.99          616
7.250 - 7.499                                         645     112,374,767        8.04       7.346        354      82.54          609
7.500 - 7.749                                         694     118,089,430        8.45       7.592        354      82.31          598
7.750 - 7.999                                         701     115,299,934        8.25       7.876        355      83.05          591
8.000 - 8.249                                         352      53,178,865        3.81       8.096        355      83.95          585
8.250 - 8.499                                         333      48,698,482        3.49       8.354        355      83.56          579
8.500 - 8.749                                         282      39,802,360        2.85       8.601        355      82.38          576
8.750 - 8.999                                         269      36,410,910        2.61       8.863        355      80.15          561
9.000 - 9.249                                         105      12,839,264        0.92       9.106        354      83.63          573
9.250 - 9.499                                         123      12,420,954        0.89       9.365        350      79.65          554
9.500 - 9.749                                         107      11,488,153        0.82       9.614        353      79.57          553
9.750 - 9.999                                         104       8,243,916        0.59       9.839        334      81.68          564
10.000 - 10.249                                        41       2,895,719        0.21      10.108        331      82.64          569
10.250 - 10.499                                        69       3,993,651        0.29      10.328        318      84.59          578
10.500 - 10.749                                        45       2,672,189        0.19      10.591        336      81.90          563
10.750 - 10.999                                        54       3,175,059        0.23      10.835        304      84.04          574
11.000 - 11.249                                        35       1,847,807        0.13      11.123        304      89.14          579
11.250 - 11.499                                        23       1,192,787        0.09      11.322        285      92.34          589
11.500 - 11.749                                        12         645,672        0.05      11.589        328      80.67          540
11.750 - 11.999                                        11         619,242        0.04      11.931        317      90.56          579
12.000 - 12.249                                         6         491,462        0.04      12.171        339      78.49          539
12.250 - 12.499                                         3         125,280        0.01      12.315        282      94.12          589
12.500 - 12.749                                         1          68,931        0.00      12.680        356      75.00          521
13.000 - 13.249                                         1          45,857        0.00      13.005        356      85.00          526
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Total:                                              7,996   1,396,841,434      100.00       7.028        351      79.76          615
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Minimum: 4.500
Maximum: 13.005
Weighted Average: 7.028

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                    ARM Loans

1. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                             Pool by
                                                              Aggregate     Aggregate   Weighted    Weighted   Weighted
                                                  Number       Cut-off       Cut-off     Average    Average    Average     Weighted
                                                    of          Date          Date        Gross     Remaining  Combined    Average
                                                 Mortgage     Principal     Principal   Interest      Term     Original      FICO
Range of Gross Interest Rates (%)                 Loans      Balance ($)     Balance    Rate (%)    (months)     LTV        Score
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
4.500 - 4.749                                          14       4,139,318        0.39       4.558        347      74.84          667
4.750 - 4.999                                          36       9,970,414        0.94       4.941        355      77.57          645
5.000 - 5.249                                          28       6,741,300        0.64       5.128        357      77.21          630
5.250 - 5.499                                          84      16,867,402        1.60       5.360        356      77.86          634
5.500 - 5.749                                         181      40,087,905        3.79       5.614        357      76.53          630
5.750 - 5.999                                         315      72,377,551        6.84       5.890        356      78.02          625
6.000 - 6.249                                         276      56,005,326        5.30       6.109        357      79.46          632
6.250 - 6.499                                         366      81,636,679        7.72       6.355        356      79.38          624
6.500 - 6.749                                         405      84,197,171        7.96       6.594        356      81.12          621
6.750 - 6.999                                         551     106,880,409       10.11       6.874        357      81.11          611
7.000 - 7.249                                         358      64,844,597        6.13       7.113        357      82.13          615
7.250 - 7.499                                         533      96,638,378        9.14       7.346        357      83.56          607
7.500 - 7.749                                         583     103,336,715        9.77       7.592        357      82.89          594
7.750 - 7.999                                         609     103,715,182        9.81       7.876        357      83.53          588
8.000 - 8.249                                         317      48,598,611        4.60       8.096        357      84.21          582
8.250 - 8.499                                         294      44,282,093        4.19       8.356        357      84.00          576
8.500 - 8.749                                         250      36,087,428        3.41       8.600        357      82.34          574
8.750 - 8.999                                         246      34,638,296        3.28       8.864        357      80.39          560
9.000 - 9.249                                          94      11,973,521        1.13       9.107        357      83.61          571
9.250 - 9.499                                          94      10,737,041        1.02       9.362        357      78.45          546
9.500 - 9.749                                          87      10,238,180        0.97       9.613        356      78.96          547
9.750 - 9.999                                          47       5,589,910        0.53       9.851        356      76.93          543
10.000 - 10.249                                        15       1,455,499        0.14      10.108        356      78.72          529
10.250 - 10.499                                        20       1,784,115        0.17      10.348        357      75.48          533
10.500 - 10.749                                        20       1,567,821        0.15      10.580        357      72.41          533
10.750 - 10.999                                        14       1,252,619        0.12      10.863        357      72.49          537
11.000 - 11.249                                         6         430,518        0.04      11.142        356      77.75          570
11.250 - 11.499                                         2         288,493        0.03      11.394        357      91.84          558
11.500 - 11.749                                         6         438,529        0.04      11.574        357      71.54          515
11.750 - 11.999                                         2         148,470        0.01      11.945        357      75.38          550
12.000 - 12.249                                         3         364,250        0.03      12.173        356      73.60          521
12.250 - 12.499                                         1          46,713        0.00      12.380        357      84.23          542
12.500 - 12.749                                         1          68,931        0.01      12.680        356      75.00          521
13.000 - 13.249                                         1          45,857        0.00      13.005        356      85.00          526
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Total:                                              5,859   1,057,475,241      100.00       7.184        357      81.27          604
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Minimum: 4.500
Maximum: 13.005
Weighted Average: 7.184

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE8
                                    FRM Loans

1. Range of Gross Interest Rates (%)

                                                                              % of
                                                                            Mortgage
                                                                             Pool by
                                                              Aggregate     Aggregate   Weighted    Weighted   Weighted
                                                  Number       Cut-off       Cut-off     Average    Average    Average     Weighted
                                                    of          Date          Date        Gross     Remaining  Combined    Average
                                                 Mortgage     Principal     Principal   Interest      Term     Original      FICO
Range of Gross Interest Rates (%)                 Loans      Balance ($)     Balance    Rate (%)    (months)     LTV        Score
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
5.000 - 5.249                                           3       1,008,209         0.3       5.092        356      78.02          664
5.250 - 5.499                                           9       1,915,962        0.56       5.401        321      72.24          657
5.500 - 5.749                                         380      88,080,935       25.95       5.537        334      71.65          679
5.750 - 5.999                                         310      66,489,537       19.59       5.855        337      74.01          663
6.000 - 6.249                                         102      18,940,009        5.58        6.06        339      74.62          665
6.250 - 6.499                                          96      16,731,170        4.93       6.325        344      75.33          648
6.500 - 6.749                                         174      29,102,114        8.58       6.607        342      73.72          634
6.750 - 6.999                                         205      32,105,961        9.46       6.858        339      74.66          637
7.000 - 7.249                                          87      12,098,777        3.57       7.098        336       74.9          625
7.250 - 7.499                                         112      15,736,389        4.64       7.348        336      76.27          618
7.500 - 7.749                                         111      14,752,716        4.35       7.588        336      78.23          628
7.750 - 7.999                                          92      11,584,752        3.41       7.884        338      78.81          613
8.000 - 8.249                                          35       4,580,253        1.35       8.093        334      81.16          618
8.250 - 8.499                                          39       4,416,389         1.3       8.333        341      79.19          602
8.500 - 8.749                                          32       3,714,932        1.09       8.606        339      82.77          599
8.750 - 8.999                                          23       1,772,614        0.52       8.834        322      75.46          584
9.000 - 9.249                                          11         865,742        0.26       9.101        312      83.87          591
9.250 - 9.499                                          29       1,683,913         0.5       9.386        309       87.3          605
9.500 - 9.749                                          20       1,249,973        0.37       9.627        323      84.51          603
9.750 - 9.999                                          57       2,654,005        0.78       9.813        288       91.7          609
10.000 - 10.249                                        26       1,440,220        0.42      10.107        306      86.61          610
10.250 - 10.499                                        49       2,209,536        0.65      10.313        287      91.96          615
10.500 - 10.749                                        25       1,104,368        0.33      10.607        307      95.37          607
10.750 - 10.999                                        40       1,922,440        0.57      10.818        270      91.56          598
11.000 - 11.249                                        29       1,417,289        0.42      11.117        288       92.6          581
11.250 - 11.499                                        21         904,294        0.27      11.299        262       92.5          599
11.500 - 11.749                                         6         207,142        0.06       11.62        267        100          592
11.750 - 11.999                                         9         470,772        0.14      11.926        304      95.35          588
12.000 - 12.249                                         3         127,212        0.04      12.166        291      92.51          590
12.250 - 12.499                                         2          78,567        0.02      12.276        237        100          617
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Total:                                              2,137     339,366,193         100       6.541        335      75.08          650
----------------------------------------------   --------   -------------   ---------   ---------   --------   --------   ----------
Minimum: 5.000
Maximum: 12.300
Weighted Average: 6.541

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

H     Pool Data

                                  Pool Summary
--------------------------------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)                           1,400,896,900.02
Current Mortgage Pool Balance (USD)                            1,396,841,433.92
Total Number of Loans                                                     7,996
Average Loan Balance (USD)                                           174,692.53
1st lien (%age)                                                           99.29
2nd lien (%age)                                                            0.71
WA FICO                                                                     615
 - Minimum FICO                                                             500
 - Maximum FICO                                                             817
WA LTV                                                                    79.76
 - Minimum LTV                                                              7.5
 - Maximum LTV                                                              100
WA DTI                                                                    40.37
 - Minimum DTI                                                             0.53
 - Maximum DTI                                                            56.73
WA Age (Months)                                                               4
WA Remaining Term (Months)                                                  351
Aquired Loans                                                               100%
North California (% of Pool)                                               8.48%
South California (% of Pool)                                              17.47%

                                North California
--------------------------------------------------------------------------------
% of State                                                                   31%
WA FICO                                                                     621
- Minimum FICO                                                              501
- Maximum FICO                                                              810
WA LTV                                                                    78.46
- Minimum LTV                                                             11.85
- Maximum LTV                                                               100
Highest Zip-Code Density (% of State)                                      1.97%
Zip-Code with Highest Density                                             95758

                                South California
--------------------------------------------------------------------------------
% of State                                                                   69%
WA FICO                                                                     622
Minimum FICO                                                                501
Maximum FICO                                                                799
WA LTV                                                                    77.51
Minimum LTV                                                               16.33
Maximum LTV                                                                 100
Highest Zip-Code Density (% of State)                                      1.09%
Zip-Code with Highest Density                                             92553

                     Classification                            Total       Check
--------------------------------------------------------   -------------   -----
Mortgage Type                                              1,396,841,434     [_]
Loan-to-Value                                              1,396,841,434     [_]
FICO                                                       1,396,841,434     [_]
Purpose                                                    1,396,841,434     [_]
Occupancy                                                  1,396,841,434     [_]
Loan Balance                                               1,396,841,434     [_]
Property Type                                              1,396,841,434     [_]
Documentation Type                                         1,396,841,434     [_]
Fixed Period                                               1,396,841,434     [_]
Debt-to-Income Ratio                                       1,396,841,434     [_]
Geographic Distribution                                    1,396,841,434     [_]

                                 Per Annum Fees
--------------------------------------------------------------------------------
Servicer Fees                                                              0.52%
Cost of Carry

Mortgage Type                                WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Fixed - 10 Year                               66.28       636       1,415,664.00
Fixed - 15 Year                               69.65       650      23,783,070.42
Fixed - 20 Year                               81.71       640      20,785,099.91
Fixed - 25 Year                               72.71       610       2,012,844.75
Fixed - 30 Year                               75.11       651     291,369,513.73
ARM - 2 Year/6 Month                          81.19       599     823,544,778.61
ARM - 3 Year/6 Month                          80.31       622      52,890,935.83
ARM - 5 Year/6 Month                          78.21       620      16,226,492.62
ARM - 2 Year IO/6 Month                       82.55       621     147,223,438.65
ARM - 3 Year IO/6 Month                       79.92       615      13,790,046.44
ARM - 5 Year IO/6 Month                       80.83       656       2,868,148.96
ARM - 10 Year IO/1 Month                      73.49       682         931,400.00

LTV                                          WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
0.01 - 20.00                                  13.87       617         484,643.16
20.01 - 25.00                                 22.63       591       1,536,171.85
25.01 - 30.00                                 28.17       652       1,768,326.22
30.01 - 35.00                                 33.00       628       2,304,490.52
35.01 - 40.00                                 37.62       619       4,428,765.27
40.01 - 45.00                                 42.88       612       8,353,779.56
45.01 - 50.00                                 48.09       616      14,219,528.13
50.01 - 55.00                                 52.74       630      16,341,945.44
55.01 - 60.00                                 57.99       611      33,627,724.92
60.01 - 65.00                                 63.52       605      53,823,188.72
65.01 - 70.00                                 68.59       601     103,140,638.34
70.01 - 75.00                                 73.97       596     134,591,374.50
75.01 - 80.00                                 79.58       621     452,097,741.59
80.01 - 85.00                                 84.37       600     206,968,418.58
85.01 - 90.00                                 89.66       625     242,176,919.55
90.01 - 95.00                                 94.72       628      89,167,926.24
95.01 - 100.00                                99.94       661      31,809,851.33

FICO                                         WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
321 - 340                                      0.00         0                  0
341 - 360                                      0.00         0                  0
361 - 380                                      0.00         0                  0
381 - 400                                      0.00         0                  0
401 - 420                                      0.00         0                  0
421 - 440                                      0.00         0                  0
441 - 460                                      0.00         0                  0
461 - 480                                      0.00         0                  0
481 - 500                                     70.58       500         773,171.10
501 - 520                                     73.94       511      64,613,393.52
521 - 540                                     76.61       531      88,709,019.58
541 - 560                                     78.57       551     112,250,279.13
561 - 580                                     79.82       571     123,530,086.34
581 - 600                                     79.85       591     191,473,935.65
601 - 620                                     81.13       610     175,951,970.44
621 - 640                                     81.29       630     174,138,810.99
641 - 660                                     80.34       650     168,763,807.68
661 - 680                                     80.63       670     123,018,457.91
681 - 700                                     81.08       689      71,125,263.32
701 - 720                                     80.14       710      37,319,668.01
721 - 740                                     79.56       731      28,069,063.71
741 - 760                                     79.37       748      21,862,315.18
761 - 780                                     81.65       770       9,222,046.50
781 - 800                                     74.56       786       5,200,751.67
801 - 820                                     54.76       812         819,393.19
> 820                                          0.00         0                  0
Unknown                                        0.00         0                  0

LTV                                           MIG%    WA FICO   Balance with MIG
------------------------------------------   ------   -------   ----------------
0.01-20.00                                     0.00         0                  0
20.01-25.00                                    0.00         0                  0
25.01-30.00                                    0.00         0                  0
30.01-35.00                                    0.00         0                  0
35.01-40.00                                    0.00         0                  0
40.01-45.00                                    0.00         0                  0
45.01-50.00                                    0.00         0                  0
50.01-55.00                                    0.00         0                  0
55.01-60.00                                    0.00         0                  0
60.01-65.00                                    0.00         0                  0
65.01-70.00                                    0.00         0                  0
70.01-75.00                                    0.00         0                  0
75.01-80.00                                    0.00         0                  0
80.01-85.00                                    0.00         0                  0
85.01-90.00                                    0.00         0                  0
90.01-95.00                                    0.00         0                  0
95.01-100.00                                   0.00         0                  0

Purpose                                      WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Refinance - Cashout                           77.79       605     903,190,303.60
Purchase                                      84.33       636     409,606,621.37
Refinance - Rate Term                         78.70       619      84,044,508.95

Occupancy                                    WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Primary                                       79.73       613   1,296,529,151.64
Investment                                    79.95       648      89,790,471.48
Second Home                                   82.27       624      10,521,810.80

Loan Balance                                 WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
<$200,000                                     79.10       606     622,770,458.27
<$400,000                                     80.46       620     627,048,616.57
<$600,000                                     80.05       632     133,508,402.62
>$600,000                                     75.15       641      13,513,956.46

Property Type                                WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Single Family Residence                       79.56       612   1,093,482,196.37
2-4 Family                                    79.28       634     116,857,444.59
Planned Unit Development                      81.51       619     106,261,752.64
Condo                                         80.87       627      80,240,040.32

Documentation Type                           WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Full                                          79.63       610     798,385,825.06
Stated Documentation                          79.92       623     546,743,765.58
Limited                                       80.18       619      51,711,843.28

Fixed Period (Months)                        WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
0                                             75.08       650     339,366,192.81
1                                             73.49       682         931,400.00
24                                            81.40       603     970,768,217.26
36                                            80.23       620      66,680,982.27
60                                            78.61       625      19,094,641.58

DTI                                          WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
0.00                                           0.00         0                 --
0.01 - 5.00                                   71.43       643          74,801.34
5.01 - 10.00                                  69.57       670       2,200,651.91
10.01 - 15.00                                 75.75       616       9,072,812.69
15.01 - 20.00                                 78.62       625      24,632,350.13
20.01 - 25.00                                 75.85       616      53,485,937.70
25.01 - 30.00                                 78.45       617     102,813,450.55
30.01 - 35.00                                 79.18       616     162,610,468.56
35.01 - 40.00                                 80.38       617     228,721,991.36
40.01 - 45.00                                 80.54       617     305,534,231.47
45.01 - 50.00                                 81.30       615     431,344,635.95
50.01 - 55.00                                 73.12       597      75,446,654.14
> 55.00                                       68.70       637         903,448.12
Unknown                                        0.00         0                 --

Geographic Distribution                      WA LTV   WA FICO       Balance
------------------------------------------   ------   -------   ----------------
Alabama                                       86.15       607       1,737,102.51
Alaska                                        83.38       631       1,879,486.81
Arizona                                       83.24       614      23,022,451.01
Arkansas                                      84.59       597       2,386,898.89
California                                    77.80       622     499,514,213.82
Colorado                                      82.98       613      16,369,967.62
Connecticut                                   82.83       612      18,887,412.69
Delaware                                      85.20       581       1,771,343.28
District of Columbia                          79.97       619       3,334,766.50
Florida                                       80.97       611     152,111,042.06
Georgia                                       83.68       598      17,222,682.99
Hawaii                                        76.78       652      20,774,546.39
Idaho                                         80.02       605       3,265,238.65
Illinois                                      82.73       611      44,304,117.03
Indiana                                       81.88       606       9,111,718.21
Iowa                                          83.98       591       3,009,975.99
Kansas                                        86.08       590       3,678,022.37
Kentucky                                      82.20       607       4,008,753.25
Louisiana                                     80.43       605       4,154,051.23
Maine                                         81.05       622       6,375,143.91
Maryland                                      80.09       602      27,849,853.47
Massachusetts                                 79.76       624      39,138,184.32
Michigan                                      82.72       593      29,850,772.81
Minnesota                                     81.31       609      22,844,979.34
Mississippi                                   82.99       596       2,068,717.57
Missouri                                      82.62       591      10,724,435.27
Montana                                       81.58       622       2,271,828.43
Nebraska                                      85.88       623       2,045,919.52
Nevada                                        81.04       615      30,770,159.97
New Hampshire                                 78.13       600       7,635,603.84
New Jersey                                    80.34       608      47,465,327.11
New Mexico                                    83.12       606       3,801,798.93
New York                                      77.04       623      97,483,799.78
North Carolina                                82.73       603       8,336,110.15
North Dakota                                  81.06       607         358,651.53
Ohio                                          84.36       602      21,018,648.34
Oklahoma                                      82.55       618       4,659,930.61
Oregon                                        82.55       622      15,293,434.12
Pennsylvania                                  82.76       612      18,492,280.71
Rhode Island                                  76.68       604      10,617,976.21
South Carolina                                82.55       594       5,930,546.26
South Dakota                                  78.41       594         288,732.77
Tennessee                                     82.06       592       7,539,911.74
Texas                                         79.69       615      62,101,939.11
Utah                                          80.90       605       2,842,104.33
Vermont                                       76.56       520         183,524.19
Virginia                                      81.17       602      27,886,060.15
Washington                                    81.24       618      39,268,482.42
West Virginia                                 86.16       597         534,917.33
Wisconsin                                     83.18       596      10,228,631.06
Wyoming                                       69.71       555         389,237.32

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Collateral Analysis

                               WTD Avg         Percent Of
  FICO      FICO               Current         Current    Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg               % Owner     % Full
  Low       High       LTV     Balance         Balance     GWAC   % MI    FICO     DTI     LTV    % SFD  % PUD      Occ       Doc
 --------  ---------   ---    ---------------------------------    ----    ----     ---     ---   -----  -----  ----------- -------
    500      524     > 65%     150,868.52       4.93       8.431     0      513    41.46   76.61  87.35   5.42     97.72      64.31
    525      549     > 65%     149,829.80       7.57       8.054     0      537    41.1    79.1    86.7   4.94     97.87      64.61
    550      574     > 65%     162,889.13        9.5        7.6      0      562    40.67   82.88  81.13   6.73     96.83      67.4
    575      599     > 70%     174,030.01       13.28      7.119     0      588    40.52   83.67  79.04  10.67     95.28      62.81
    600      624     > 70%     182,492.75       14.08      6.882     0      612    40.7    84.46  79.95   8.43     95.28      59.6
    625      649     > 70%     169,809.17       13.24      6.871     0      637    40.55   84.46  77.46   7.27     91.17      53.29
    650      674     > 80%     190,964.25        4.8       7.05      0      662    40.37   90.53  67.43  10.49     79.52      46.95
    675      699     > 80%     200,210.11       2.97       6.834     0      685    39.37   89.86  76.26   8.73     83.34      45.56
    700      724     > 80%     183,081.99       1.25       7.056     0      710    40.05   90.71  58.55   7.73     75.18      30.96
    725      749     > 85%     206,095.24       0.74       7.285     0      737    38.99   92.66  60.48    0       76.39      35.31
    750      774     > 85%     169,705.63        0.3       7.149     0      758    39.26   93.32  79.46  12.62     76.01      51.04
    775      799     > 85%     214,098.04       0.15       7.424     0      778    36.16   91.56  53.85  18.24     47.51      35.22
    800 max          > 85%        0.00            0          0       0       0       0       0      0      0         0          0


  FICO        % Ltd      % Stated     % Int
  LOW DOC      Doc          Doc        Only
 --------     ------      -------     -----
    500         3.77       31.92        0
    525         2.37       33.03        0
    550         2.04       30.56      0.35
    575         3.11       34.08      27.03
    600         4.32       36.08      20.73
    625         5.46       41.25      14.12
    650         4.41       48.64      9.16
    675         2.77       51.67      7.73
    700         1.63       67.41        0
    725         6.67       58.03      4.02
    750           0        48.96        0
    775           0        64.78        0
    800 max       0          0          0


                               WTD Avg         Percent Of
  LTV       LTV                Current         Current    Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg               % Owner     % Full
  Low       High       DTI     Balance         Balance     GWAC   % MI    FICO     DTI     LTV    % SFD  % PUD      Occ         Doc
 --------  ---------   ---    ------------    ----------- -----    ----    ----     ---     ---   -----  -----  ----------- -------
     60%      64%     > 50%     188,733.00       0.36       6.717   0.00     605    53.28   62.88  87.77   0.00     90.82      90.61
     65%      69%     > 50%     189,269.70       0.54       6.561   0.00     602    52.31   67.53  89.44   8.18     99.02      82.17
     70%      74%     > 50%     189,425.97       0.98       7.048   0.00     593    52.72   71.81  82.50   5.89     96.00      73.61
     75%      79%     > 50%     187,627.59       1.02       7.170   0.00     573    52.82   76.22  78.56  10.46     92.19      83.37
     80%      84%     > 50%     192,996.08       1.05       6.944   0.00     601    52.71   80.95  86.97   1.60     87.11      84.69
     85%      89%     > 50%     176,698.60       0.56       7.252   0.00     591    52.41   85.73  90.00   1.58     93.31      98.08
     90%      94%     > 50%     160,304.43       0.20       7.376   0.00     610    51.75   90.46  81.59   0.00     94.73      91.84
     95%      99%     > 50%     127,318.21       0.05       7.335   0.00     619    50.94   95.00  100.00  0.00    100.00     100.00
    100% max          > 50%      57,416.37       0.01      10.275   0.00     642    52.13  100.00  48.70  51.30    100.00     100.00


  LTV         % Ltd    % Stated     % Int
  Low          Doc        Doc        Only
 --------     ------    -------     -----
     60%      0.00        9.39      0.00
     65%      1.63       16.19      8.11
     70%      1.82       24.56      4.40
     75%      0.00       16.63      2.21
     80%      6.17        9.14      1.06
     85%      0.00        1.92      2.86
     90%      8.16        0.00      3.67
     95%      0.00        0.00      0.00
    100% max  0.00        0.00      0.00


                               WTD Avg         Percent Of
  DTI       DTI                Current         Current    Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg               % Owner     % Full
  Low       High       FICO    Balance         Balance     GWAC   % MI    FICO     DTI     LTV    % SFD  % PUD      Occ         Doc
 --------  ---------   ---    ------------     ----------  ----    ----    ----     ---     ---   -----  -----  ----------- -------
       20%      24%     < 525  117,312.15       0.23       8.687     0      511    22.78   69.26  85.64   5.62     95.04      71.22
       25%      29%     < 550  118,293.73       1.03       8.185     0      529    27.52   74.75  90.07   4.77     95.23      71.65
       30%      34%     < 575  138,626.00       2.62       8.006     0      541    32.26   77.97  87.22   5.88     97.1       70.83
       35%      39%     < 600  153,991.54       6.27       7.614     0      560    37.44   78.49  84.88   7.57     97.42      63.5
       40%      44%     < 625  171,721.86       12.05      7.35      0      574    42.43   79.63  80.12   8.36     96.84      60.18
       45%      49%     < 650  182,358.27       22.39      7.238     0      590    47.65   81.23  78.55   7.3      94.65      57.45
       50%      54%     < 675  186,157.41       6.21       7.034     0      587    51.75   75.31  83.99   4.2      93.12      79.57
       55% max          < 700  181,463.23       0.42       6.997     0      573    55.17   71.52  87.16    0       94.94      92.79


  DTI         % Ltd      % Stated     % Int
  Low          Doc          Doc        Only
 --------     ------      -------     -----
       20%       7.78        21          0
       25%       1.74       26.61        0
       30%       1.63       27.54        0
       35%        1.7       34.8       10.45
       40%       2.19       37.63      15.68
       45%       3.64       38.91       13
       50%         1        19.43      2.75
       55% max   7.21         0          0


LIMITED AND STATED DOC

                               WTD Avg         Percent Of
  FICO      FICO               Current         Current    Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg               % Owner     % Full
  Low       High               Balance         Balance     GWAC   % MI    FICO     DTI     LTV    % SFD  % PUD      Occ         Doc
 --------  ---------          ------------     ----------  ----    ----    ----     ---     ---   -----  -----  ----------- -------
    500      524               164,395.24       2.07       8.781     0      513    41.53   72.32  85.05   4.11     97.81        0
    525      549               160,094.35       3.07       8.351     0      537    41.16   75.52  85.58   3.55     97.11        0
    550      574               173,455.39       3.65       7.724     0      562    40.57   76.33  77.82   6.39     95.43        0
    575      599               210,536.13       6.12       7.289     0      588    39.68   79.82  77.11  10.02     92.80        0
    600      624               207,614.52       6.66       7.209     0      612    39.72   81.71  78.10   8.58     93.71        0
    625      649               173,553.20       7.18       7.134     0      638    40.00   81.05  76.01   5.91     89.21        0
    650      674               199,354.87       6.82       6.954     0      662    39.91   80.63  69.58   9.67     83.93        0
    675      699               201,821.85       3.53       6.863     0      686    39.60   82.82  71.13   6.28     81.57        0
    700      724               192,204.60       1.65       6.831     0      710    39.60   84.20  63.20   6.92     82.35        0
    725      749               242,222.35       1.37       6.699     0      737    39.37   80.04  66.65   3.03     80.47        0
    750      774               180,789.20       0.45       6.917     0      762    39.09   83.04  67.28  14.83     82.16        0
    775      799               234,640.77       0.27       6.804     0      782    39.71   80.49  76.60  10.40     64.60        0
    800 max                       0.00          0.00       0.000     0       0     0.00    0.00    0.00   0.00     0.00         0


 FICO      % LTD     % Stated    % Int
 Low        Doc        Doc         Only     % CA     % NY     % FL
 --------  ------     -------     ------    -----    -----   -----
    500     11.99       88.01      0.00     37.76    5.96    15.71
    525      7.03       92.97      0.00     29.03    5.84    16.37
    550      6.55       93.45      0.41     36.94    6.25    11.19
    575      8.60       91.40     39.49     40.75    6.44    10.91
    600     10.38       89.62     19.50     37.82    6.10    10.62
    625     11.50       88.50      4.91     28.97    7.24    14.41
    650      7.88       92.12      6.58     38.11    8.16     9.75
    675      4.40       95.60      6.19     47.72    5.10     9.67
    700      4.71       95.29      0.00     37.05   10.18    11.55
    725     10.06       89.94      1.25     44.28   15.16     7.78
    750      5.60       94.40      0.00     31.99    6.84    14.99
    775      7.96       92.04      0.00     19.18   29.38     3.38
    800 max  0.00        0.00      0.00      0.00    0.00     0.00


IO LOANS

                               WTD Avg         Percent Of
  FICO      FICO               Current         Current    Wtd Avg         Wtd Avg Wtd Avg  Wtd Avg               % Owner     % Full
  Low       High               Balance         Balance     GWAC   % MI    FICO     DTI     LTV    % SFD  % PUD      Occ         Doc
 --------  ---------          ------------     ----------  ----    ----    ----     ---     ---   -----  -----  ----------- -------
    500      524
    525      549
    550      574               235,025.00       0.03       6.205   0.00     559    42.05   80.80  100.00  0.00    100.00      56.06
    575      599               260,611.89       4.24       6.703   0.00     590    39.82   80.84  73.49  16.86     99.48      42.94
    600      624               250,971.50       3.11       6.577   0.00     611    39.88   83.69  74.91  16.11    100.00      58.23
    625      649               231,764.70       1.94       6.459   0.00     637    40.11   83.48  73.80   9.71     98.57      81.82
    650      674               257,605.54       1.48       6.208   0.00     662    40.56   82.02  74.81   9.55     97.75      69.56
    675      699               248,997.17       0.80       6.186   0.00     684    41.85   81.52  74.20   7.04    100.00      72.78
    700      724               244,800.00       0.02       5.875   0.00     704    42.00   80.00   0.00   0.00    100.00     100.00
    725      749               266,000.00       0.08       6.514   0.00     740    39.22   85.33  48.76   0.00    100.00      77.52
    750      774               278,666.67       0.06       5.968   0.00     763    36.56   80.00  100.00  0.00    100.00     100.00
    775      799               230,476.66       0.05       5.980   0.00     784    38.98   82.67  100.00  0.00     87.61     100.00
    800 max                       0.00          0.00       0.000   0.00      0     0.00    0.00    0.00   0.00     0.00       0.00


 FICO      % LTD     % Stated    % Int
 Low        Doc        Doc         Only      % CA     % NY     % FL
 --------  --------- ----------   ------    ------   ------   ------
    500
    525
    550      0.00       43.94     100.00    100.00    0.00     0.00
    575      3.45       53.61     100.00     58.86    5.01     4.68
    600      4.93       36.84     100.00     61.67    0.63     5.90
    625      3.71       14.47     100.00     51.48    2.24     1.75
    650     10.61       19.83     100.00     71.59    3.26     4.27
    675      2.64       24.57     100.00     59.51    0.00     4.18
    700      0.00        0.00     100.00    100.00    0.00     0.00
    725      0.00       22.48     100.00     90.15    0.00     9.85
    750      0.00        0.00     100.00     44.50    0.00    55.50
    775      0.00        0.00     100.00     87.61    0.00     0.00
    800 max  0.00        0.00       0.00      0.00    0.00     0.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
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no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Changes to the assumptions may have a material impact on any returns detailed.
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including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such
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We recommend that such investors obtain the advice of their Morgan Stanley,
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

               MORGAN STANLEY
               MSAC 2004-HE8
                All records



1. FICO Spreadsheet Request

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Master &   Sched
                                                           % of      Gross     Gross     Gross      Gross     Sub Serv    Rem
FICO Spreadsheet Request          Count       Balance     Balance     Rate    Margin    Lifecap   Lifefloor     Fees      Term
---------------------------------------------------------------------------------------------------------------------------------
500 - 500                             9         773,171      0.06     8.285     5.795    14.811      8.285        0.52      357
501 - 510                           212      31,662,984      2.27     8.452     5.926    15.113      8.422        0.52      356
511 - 520                           207      32,950,410      2.36     8.354     5.835    14.885      8.283        0.52      354
521 - 530                           292      40,633,919      2.91     8.249     5.814    14.896      8.206        0.52      356
531 - 540                           313      48,075,101      3.44      7.99       5.8    14.607      7.969        0.52      356
541 - 550                           333      51,108,569      3.66     7.866     5.704    14.488      7.848        0.52      356
551 - 560                           367      61,141,710      4.38      7.57     5.681    14.295      7.573        0.52      356
561 - 570                           357      57,369,152      4.11     7.587     5.706    14.206      7.578        0.52      355
571 - 580                           405      66,160,934      4.74     7.401     5.669     14.11       7.43        0.52      353
581 - 590                           536      94,855,479      6.79     6.979     5.589    13.606      6.946        0.52      351
591 - 600                           559      96,618,456      6.92     6.942     5.552    13.646      6.904        0.52      353
601 - 610                           487      89,730,897      6.42     6.829     5.523    13.455      6.809        0.52      352
611 - 620                           481      86,221,074      6.17     6.832     5.534    13.554      6.881        0.52      351
621 - 630                           536      90,416,760      6.47      6.85     5.517    13.523      6.913        0.52      349
631 - 640                           500      83,722,051      5.99     6.803     5.504    13.474      6.887        0.52      350
641 - 650                           518      89,742,759      6.42     6.681     5.485    13.312      6.744        0.52      349
651 - 660                           406      79,021,048      5.66       6.6     5.466    13.421      6.756        0.52      351
661 - 670                           347      69,573,839      4.98     6.573     5.505    13.442      6.755        0.52      350
671 - 680                           272      53,444,619      3.83     6.514     5.487     13.36      6.698        0.52      346
681 - 690                           213      42,429,298      3.04     6.386     5.458    13.366      6.647        0.52      350
691 - 700                           143      28,695,966      2.05     6.409     5.518    13.701      6.757        0.52      343
701 - 710                           101      19,582,319       1.4     6.541     5.511    13.829      7.058        0.52      346
711 - 720                            91      17,737,349      1.27     6.198     5.542     13.48      6.663        0.52      349
721 - 730                            63      13,694,800      0.98     6.437     5.496     14.16      7.332        0.52      346
731 - 740                            63      14,374,264      1.03     6.517     5.516    13.756      7.005        0.52      353
741 - 750                            69      15,493,869      1.11     6.092     5.523    13.571      6.879        0.52      343
751 - 760                            31       6,368,446      0.46     6.402     5.507     13.73      6.934        0.52      351
761 - 770                            27       4,709,050      0.34     6.467     5.541    13.102      6.497        0.52      339
771 - 780                            28       4,512,997      0.32     6.704     5.459     13.76      6.958        0.52      354
781 - 790                            19       3,942,405      0.28     6.377     5.467    12.768      6.597        0.52      337
791 - 800                             7       1,258,347      0.09     6.289       5.5     12.83       6.83        0.52      356
801 - 810                             3         416,179      0.03     5.563         0         0          0        0.52      356
811 - 820                             1         403,215      0.03       5.5         0         0          0        0.52      356
---------------------------------------------------------------------------------------------------------------------------------
Total:                             7996   1,396,841,434       100     7.028     5.598    13.849      7.184        0.52      351
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                              Month
                                   Rem       Orig     Initial    Periodic    to Next    Provided    Known       Avg      LTV>80w
FICO Spreadsheet Request          Amort      Term       Cap         Cap        Adj         LTV      FICOs     Balance       MI
---------------------------------------------------------------------------------------------------------------------------------
500 - 500                           356       360      1.904       1.263         23       70.58       500      85,908          0
501 - 510                           356       359      1.931       1.345         21       72.64       505     149,354          0
511 - 520                           354       358      2.102       1.306         21       75.18       516     159,181          0
521 - 530                           356       359      1.963       1.348         21       75.85       526     139,157          0
531 - 540                           356       359      2.039       1.322         21       77.24       535     153,595          0
541 - 550                           356       359      2.048       1.328         22       77.04       546     153,479          0
551 - 560                           356       360      1.912       1.363         21       79.84       556     166,599          0
561 - 570                           355       359      2.054       1.316         21       78.98       565     160,698          0
571 - 580                           353       356      1.974       1.347         22       80.54       576     163,360          0
581 - 590                           350       354      2.011       1.341         22       79.47       586     176,969          0
591 - 600                           353       357      1.887       1.375         22       80.22       595     172,842          0
601 - 610                           351       355      2.041       1.332         22          81       605     184,252          0
611 - 620                           351       354      1.992       1.345         22       81.27       615     179,254          0
621 - 630                           349       353      2.098       1.322         23       81.87       625     168,688          0
631 - 640                           349       353      2.122       1.306         22       80.67       635     167,444          0
641 - 650                           349       352       2.14       1.306         23       80.42       645     173,249          0
651 - 660                           351       354      1.994       1.341         22       80.26       656     194,633          0
661 - 670                           350       354      1.981        1.36         23       79.73       665     200,501          0
671 - 680                           345       350      2.052       1.357         23       81.81       675     196,488          0
681 - 690                           350       353      1.951       1.404         22       80.94       685     199,199          0
691 - 700                           342       346      1.584       1.472         22       81.29       695     200,671          0
701 - 710                           345       349      1.864       1.405         24       81.14       706     193,884          0
711 - 720                           349       353      1.774       1.409         23       79.03       715     194,916          0
721 - 730                           345       349       1.67       1.414         21       77.83       726     217,378          0
731 - 740                           353       356      1.829       1.376         21        81.2       735     228,163          0
741 - 750                           343       347      1.962       1.346         21       77.82       745     224,549          0
751 - 760                           351       355      1.807       1.398         22       83.12       756     205,434          0
761 - 770                           339       343      2.091       1.303         23       82.55       765     174,409          0
771 - 780                           354       358       1.82       1.424         23        80.7       775     161,178          0
781 - 790                           337       341       2.58       1.176         29       77.19       784     207,495          0
791 - 800                           356       360          3           1         20       66.33       793     179,764          0
801 - 810                           356       360          0           0          0       55.49       807     138,726          0
811 - 820                           356       360          0           0          0          54       817     403,215          0
---------------------------------------------------------------------------------------------------------------------------------
Total:                              351       355      2.003       1.343         22       79.76       615     174,693          0
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                MORGAN STANLEY
                                MSAC 2004-HE8
                              FICO Less than 550

Table of Contents

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State



1. Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                    Mortgage
                                                                    Pool by
                                                      Aggregate    Aggregate     Weighted      Weighted     Weighted
                                         Number        Cut-off      Cut-off       Average      Average       Average      Weighted
                                           of           Date          Date         Gross      Remaining     Combined      Average
                                        Mortgage      Principal    Principal     Interest        Term       Original        FICO
Purpose                                   Loans      Balance ($)    Balance      Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                     139      18,986,445        9.62        8.347           357        79.23           533
Refinance - Rate Term                        101      12,099,286        6.13        8.493           355        79.56           528
Refinance - Cashout                        1,078     166,226,320       84.25        8.128           356        74.98           527
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,318     197,312,052      100.00        8.172           356        75.67           527
-----------------------------------------------------------------------------------------------------------------------------------




2. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                    Mortgage
                                                                    Pool by
                                                      Aggregate    Aggregate     Weighted      Weighted     Weighted
                                         Number        Cut-off      Cut-off       Average      Average       Average      Weighted
                                           of           Date          Date         Gross      Remaining     Combined      Average
Range of Combined                       Mortgage      Principal    Principal     Interest        Term       Original        FICO
Original LTV Ratios (%)                   Loans      Balance ($)    Balance      Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                  5         327,534        0.17        7.886           356        23.71          526
25.01 - 30.00                                  2         144,393        0.07        9.421           295        27.76          516
30.01 - 35.00                                  2         110,311        0.06        8.790           355        31.38          536
35.01 - 40.00                                  2         259,470        0.13        8.766           356        39.58          505
40.01 - 45.00                                  7       1,155,153        0.59        8.517           356        41.94          528
45.01 - 50.00                                 21       3,315,549        1.68        7.908           357        48.42          521
50.01 - 55.00                                 14       1,783,243        0.90        8.054           351        52.48          525
55.01 - 60.00                                 37       5,247,383        2.66        7.760           356        57.79          530
60.01 - 65.00                                 66      10,393,129        5.27        7.896           356        63.60          526
65.01 - 70.00                                186      28,090,528       14.24        8.234           355        68.82          526
70.01 - 75.00                                257      39,161,085       19.85        8.267           356        74.45          526
75.01 - 80.00                                421      61,679,894       31.26        8.190           355        79.52          522
80.01 - 85.00                                271      41,949,300       21.26        8.157           356        84.72          535
85.01 - 90.00                                 25       3,522,552        1.79        8.002           357        89.18          539
90.01 - 95.00                                  2         172,528        0.09        8.494           356        95.00          542
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,318     197,312,052      100.00        8.172           356        75.67          527
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 21.24
Maximum: 95.00
Weighted Average: 75.67




3. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                    Mortgage
                                                                    Pool by
                                                      Aggregate    Aggregate     Weighted      Weighted     Weighted
                                         Number        Cut-off      Cut-off       Average      Average       Average      Weighted
                                           of           Date          Date         Gross      Remaining     Combined      Average
                                        Mortgage      Principal    Principal     Interest        Term       Original        FICO
Documentation Level                       Loans      Balance ($)    Balance      Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
Full                                         874     125,473,203       63.59        7.970           355        76.49           527
Stated Documentation                         410      65,353,549       33.12        8.562           356        74.19           528
Limited                                       34       6,485,300        3.29        8.140           357        74.63           523
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,318     197,312,052      100.00        8.172           356        75.67           527
-----------------------------------------------------------------------------------------------------------------------------------




4. Geographic Distribution by State

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                    Mortgage
                                                                    Pool by
                                                      Aggregate    Aggregate     Weighted      Weighted     Weighted
                                         Number        Cut-off      Cut-off       Average      Average       Average      Weighted
Geographic                                 of           Date          Date         Gross      Remaining     Combined      Average
Distribution                            Mortgage      Principal    Principal     Interest        Term       Original        FICO
by State                                  Loans      Balance ($)    Balance      Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                        7         497,550        0.25        9.155           357        78.65           531
Arizona                                       26       3,246,796        1.65        8.259           357        79.18           527
Arkansas                                       2         140,513        0.07        8.039           357        80.00           521
California                                   268      59,450,159       30.13        7.830           356        73.70           526
Colorado                                       9         876,607        0.44        8.363           357        75.21           515
Connecticut                                   17       2,835,101        1.44        8.667           357        78.56           528
Delaware                                       3         361,196        0.18        8.917           357        83.85           510
District of Columbia                           5         709,689        0.36        7.623           357        75.29           531
Florida                                      193      24,474,951       12.40        8.037           356        75.75           529
Georgia                                       30       3,464,398        1.76        8.824           357        80.53           527
Hawaii                                         1         247,272        0.13        7.605           356        80.00           542
Idaho                                          4         369,521        0.19        7.927           357        79.39           533
Illinois                                      53       6,984,932        3.54        8.707           356        77.67           527
Indiana                                       15       1,120,495        0.57        8.155           357        80.23           530
Iowa                                           8         707,270        0.36        8.782           357        76.37           531
Kansas                                         9         666,345        0.34        8.972           357        77.06           514
Kentucky                                       9         856,753        0.43        8.235           356        76.07           529
Louisiana                                      6         535,263        0.27        8.823           357        77.20           517
Maine                                          5         909,833        0.46        8.840           357        60.12           514
Maryland                                      29       5,226,416        2.65        8.451           357        79.41           533
Massachusetts                                 24       4,729,966        2.40        7.987           357        72.05           530
Michigan                                      64       7,007,395        3.55        8.505           357        78.31           528
Minnesota                                     23       3,504,677        1.78        8.382           357        77.64           526
Mississippi                                    3         460,569        0.23        8.583           357        69.08           517
Missouri                                      27       2,121,847        1.08        8.826           357        76.76           526
Nebraska                                       1          52,699        0.03        9.680           356        80.00           548
Nevada                                        23       4,217,063        2.14        7.721           356        77.71           527
New Hampshire                                  8       1,486,986        0.75        7.967           356        69.80           532
New Jersey                                    42       8,560,013        4.34        8.258           357        73.80           529
New Mexico                                     7         726,315        0.37        7.933           357        75.08           533
New York                                      59      13,800,972        6.99        7.951           357        74.21           528
North Carolina                                16       1,251,717        0.63        9.505           349        74.08           525
Ohio                                          38       3,217,975        1.63        8.569           349        77.75           534
Oklahoma                                       5         541,380        0.27        8.648           346        79.41           536
Oregon                                        16       2,325,156        1.18        8.044           357        81.39           532
Pennsylvania                                  29       3,149,899        1.60        8.219           357        78.30           528
Rhode Island                                  14       2,637,006        1.34        7.903           356        75.32           531
South Carolina                                13       1,260,397        0.64        8.806           357        76.40           524
Tennessee                                     20       1,412,507        0.72        8.800           355        79.45           526
Texas                                         92       7,971,475        4.04        8.876           342        77.55           526
Utah                                           2         411,880        0.21        8.513           357        81.46           525
Vermont                                        1         183,524        0.09       10.400           357        76.56           520
Virginia                                      41       5,774,651        2.93        8.397           357        77.23           526
Washington                                    23       3,892,892        1.97        8.087           357        78.51           527
West Virginia                                  1          65,891        0.03        8.990           357        75.00           529
Wisconsin                                     25       2,633,923        1.33        8.830           357        77.04           524
Wyoming                                        2         232,216        0.12        8.386           356        71.59           516
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,318     197,312,052      100.00        8.172           356        75.67           527
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 47





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------------
Please fill in all blue values!
Thank You!
----------------------------------------


                              ARM                 FRM             Total/Avg.
-------------------------------------------------------------------------------
Percentage Bal.             75.70%               24.30%
Deal Balance             1,057,475,241        339,366,193       1,396,841,434
WAM                           357                 335
WALA                           3                   4
WAC                         7.184%              6.541%

LTV                         81.27%              75.08%
FICO                          604                 650
Avg. Loan Size              180,487            158,805
Stated Document %           43.00%              27.13%
DTI                         40.58%              39.70%
IO %                        15.59%               0.00%
Second Lien %                0.00%               2.93%
Property Type              100.00%             100.00%
--------------------
Single Family %             77.99%              79.18%
PUD %                        7.64%               7.51%
2-4 Unit %                   8.18%               8.96%
CO %                         6.19%               4.35%
MH %                         0.00%               0.00%
Occupancy Type             100.00%             100.00%
--------------------
Owner Occupied              92.25%              94.60%
2nd Home                     0.77%               0.69%
Investor Prop.               6.98%               4.71%
Loan Purpose               100.00%             100.00%
--------------------
Purchase                    33.51%              16.27%
Cash-Out                    61.48%              74.57%
Rate-Reduction               5.01%               9.16%
-------------------------------------------------------------------------------






ARM              Check                   FRM              Check
             -------------                            -------------
                100.00%                                  100.00%
             -------------                            -------------
    State       Percent                     State        Percent
--------------------------               --------------------------
      NY         5.69%                        NY          11.01%
      PA         1.25%                        PA           1.57%
      OH         1.66%                        OH           1.03%
      NJ         3.43%                        NJ           3.31%
      GA         1.41%                        GA           0.68%
      FL        11.14%                        FL          10.11%
      IL         3.89%                        IL           0.92%
     Other      71.54%                       Other        71.38%




--------------------------               --------------------------